                         MANUFACTURERS INVESTMENT TRUST

                 73 Tremont Street, Boston, Massachusetts 02108

Manufacturers Investment Trust (the "Trust") is an open-end management investment company, commonly known as a mutual fund, which is sold without a sales charge. Shares of the Trust are not offered directly to the public but are sold only to certain qualified retirement plans and to insurance companies and their separate accounts as the underlying investment medium for variable contracts. The Trust provides a range of investment objectives through seventy-five separate investment portfolios, thirty-nine of which are described in this prospectus. The names of those portfolios are as follows:

SCIENCE & TECHNOLOGY TRUST

PACIFIC RIM EMERGING MARKETS TRUST

HEALTH SCIENCES TRUST

EMERGING GROWTH TRUST

EMERGING SMALL COMPANY TRUST

MID CAP STOCK TRUST

NATURAL RESOURCES TRUST

FINANCIAL SERVICES TRUST

INTERNATIONAL SMALL CAP TRUST

GLOBAL EQUITY TRUST

STRATEGIC GROWTH TRUST

QUANTITATIVE ALL CAP TRUST

BLUE CHIP GROWTH TRUST

UTILITIES TRUST

REAL ESTATE SECURITIES TRUST

SPECIAL VALUE TRUST

MID CAP VALUE TRUST

ALL CAP VALUE TRUST

FUNDAMENTAL VALUE TRUST

GROWTH & INCOME TRUST

EQUITY-INCOME TRUST

HIGH YIELD TRUST

STRATEGIC BOND TRUST

GLOBAL BOND TRUST

INVESTMENT QUALITY BOND TRUST

TOTAL RETURN TRUST

REAL RETURN BOND TRUST

U.S. GOVERNMENT SECURITIES TRUST

MONEY MARKET TRUST

SMALL CAP INDEX TRUST

INTERNATIONAL INDEX TRUST

MID CAP INDEX TRUST

TOTAL STOCK MARKET INDEX TRUST

500 INDEX TRUST

LIFESTYLE AGGRESSIVE 1000 TRUST

LIFESTYLE GROWTH 820 TRUST

LIFESTYLE BALANCED 640 TRUST

LIFESTYLE MODERATE 460 TRUST

LIFESTYLE CONSERVATIVE 280 TRUST

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. NO PERSON, INCLUDING ANY DEALER OR SALESPERSON, HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, UNLESS THE INFORMATION OR REPRESENTATION IS SET FORTH IN THIS PROSPECTUS. IF ANY SUCH INFORMATION OR REPRESENTATION IS GIVEN, IT SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR ANY SUBADVISERS TO THE TRUST OR THE PRINCIPAL UNDERWRITER OF THE CONTRACTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE TRUST IN ANY STATE WHERE SUCH OFFER OR SALE WOULD BE PROHIBITED.

       The date of this Prospectus is May 1, 2003, as amended May 5, 2003

                         MANUFACTURERS INVESTMENT TRUST

                                TABLE OF CONTENTS

PORTFOLIO DESCRIPTIONS:
INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
PERFORMANCE, EXPENSES AND FINANCIAL HIGHLIGHTS.........................................      1
           Science & Technology Trust..................................................     10
           Pacific Rim Emerging Markets Trust..........................................     11
           Health Sciences Trust ......................................................     13
           Emerging Growth Trust.......................................................     15
           Emerging Small Company Trust................................................     16
           Mid Cap Stock Trust.........................................................     18
           Natural Resources Trust ....................................................     19
           Financial Services Trust....................................................     20
           International Small Cap Trust...............................................     22
           Global Equity Trust.........................................................     23
           Strategic Growth Trust......................................................     25
           Quantitative All Cap Trust..................................................     26
           Blue Chip Growth Trust .....................................................     28
           Utilities Trust ............................................................     30
           Real Estate Securities Trust................................................     32
           Special Value Trust ........................................................     35
           Mid Cap Value Trust.........................................................     36
           All Cap Value Trust.........................................................     37
           Fundamental Value Trust ....................................................     38
           Growth & Income Trust ......................................................     40
           Equity-Income Trust ........................................................     41
           High Yield Trust............................................................     43
           Strategic Bond Trust .......................................................     45
           Global Bond Trust ..........................................................     48
           Investment Quality Bond Trust...............................................     50
           Total Return Trust..........................................................     51
           Real Return Bond Trust......................................................     53
           U.S. Government Securities Trust............................................     55
           Money Market Trust .........................................................     57
           The Index Trusts............................................................     58
           The Lifestyle Trusts........................................................     62
ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENTS ..............................     67
       Risks of Investing in Certain Types of Securities...............................     67
       Additional Investment Policies..................................................     72
       Hedging and Other Strategic Transactions .......................................     74
MANAGEMENT OF THE TRUST................................................................     75
       Advisory Arrangements...........................................................     75
       Subadvisory Arrangements........................................................     80
MULTIPLE CLASS PRICING; RULE 12B-1 PLANS...............................................     80
GENERAL INFORMATION....................................................................     81
       Taxes ..........................................................................     81
       Dividends.......................................................................     82
       Purchase and Redemption of Shares ..............................................     82
       Purchasers of Shares of the Trust...............................................     83
FINANCIAL HIGHLIGHTS...................................................................     84
       Additional Information..........................................................    103

                             PORTFOLIO DESCRIPTIONS:
                  INVESTMENT OBJECTIVES AND STRATEGIES, RISKS,
                      PERFORMANCE AND FINANCIAL HIGHLIGHTS

         The Trust is a series trust which currently has seventy-five separate investment portfolios, thirty-nine of which are described in this prospectus. The investment objectives, principal investment strategies and principal risks of the portfolios are set forth in the portfolio descriptions below, together with performance information and financial highlights for each portfolio. Manufacturers Securities Services, LLC is the investment adviser to the Trust, and each portfolio has its own subadviser.

INVESTMENT OBJECTIVES AND STRATEGIES

         Each portfolio has a stated investment objective which it pursues through separate investment strategies or policies and which may only be changed with the approval of the shareholders of the portfolio. There can be no assurance that the portfolio will achieve its investment objective. The differences in objectives and policies among the portfolios can be expected to affect the return of each portfolio and the degree of market and financial risk to which each portfolio is subject. Additional information about the portfolios' investment policies is set forth under "Additional Investment Policies."

         Temporary Defensive Investing. Except as otherwise stated below in the description of a particular portfolio, during unusual or unsettled market conditions, for purposes of meeting redemption requests, or pending investment of its assets, each portfolio may invest all or a portion of its assets in cash and securities that are highly liquid, including (a) high quality money market instruments such as short-term U.S. government obligations, commercial paper, repurchase agreements or other cash equivalents and (b) securities of other investment companies that are money market funds. In the case of portfolios investing extensively in foreign securities, these investments may be denominated in either U.S. or non-U.S. dollars and may include debt of foreign corporations and governments and debt of supranational organizations. To the extent a portfolio is in a defensive position, its ability to achieve its investment objective will be limited.

         Use of Hedging and Other Strategic Transactions. Except as otherwise stated below in the description of a particular portfolio, each portfolio is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

         More complete descriptions of the money market instruments and certain other instruments in which certain portfolios of the Trust may invest and of the options, futures, currency and other derivative transactions that certain portfolios may engage in are set forth in the Statement of Additional Information. A more complete description of the debt security ratings used by the Trust assigned by Moody's or Standard & Poor's is included in Appendix I in the Statement of Additional Information.

 RISKS OF INVESTING IN EACH PORTFOLIO

         Certain risks of investing in each portfolio are set forth in the portfolio descriptions. If these risks materialize, an investor could lose money in the portfolio. The risks of investing in the following types of securities, as well as the definition of a non-diversified portfolio and the risks associated with such a portfolio, are more fully described below under "Risks of Investing in Certain Types of Securities."

         -    Non-Diversified Portfolios

         -    Equity Securities

         -    Fixed Income Securities

         -    Investment Grade Fixed Income Securities in the Lowest Rating
              Category

         -    Lower Rated Fixed Income Securities

         -    Small and Medium Size Companies

         -    Foreign Securities

         -    Investment Company Securities

         -    Stripped Securities

         -    Mortgage-Backed and Asset-Backed Securities

         -    Securities Linked to the Real Estate Market

         -    Industry or Sector Investing

         An investment in any of the portfolios is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         Portfolio Turnover. Unless otherwise noted in the description a portfolio, each portfolio anticipates that its annual portfolio turnover rate will exceed 100%. A high portfolio turnover rate generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the portfolio. The portfolio turnover rate of each of the Trust's portfolios may vary from year to year, as well as within a year. Portfolio turnover rates are set forth in the Financial Highlights included in each portfolio description. See also "Portfolio Turnover" in the Statement of Additional Information.

PERFORMANCE INFORMATION FOR EACH PORTFOLIO

         Each portfolio description contains a bar chart and a performance table which provide some indication of the risks of investing in each portfolio of the Trust.

         Bar Chart. The bar chart shows changes in the performance of Series I shares (formerly referred to as Class A shares) of each portfolio from year to year over a ten-year period. The performance of Series II shares (formerly referred to as Class B shares) and Series III shares (also referred to as "Class R shares") of each portfolio would be lower due to the higher Rule 12b-l fees. Portfolios with less than ten years of performance history show performance from the inception date of the portfolio.

         Performance Table. The table compares each portfolio's one, five and ten year average annual returns as of December 31, 2002 for both Series I Shares and Series II shares to those of a broad measure, and in some cases to an index, of market performance. If the period since inception of the portfolio is less than one year, the performance shown will be the actual total return rather than an annualized total return. Series III performance is not included since it has not yet commenced operations.

         Performance information in the Bar Chart and the Performance Table reflects all fees charged to each portfolio such as advisory fees and all portfolio expenses. None of the portfolios charges a sales load or a surrender fee. The performance information does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

FEES AND EXPENSES FOR EACH PORTFOLIO

         The table below describes the fees and expenses for each class of shares of each portfolio of the Trust offered through this Prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. Such fees and expenses are listed in the prospectus for the variable insurance contract.

TRUST ANNUAL EXPENSES

(as a percentage of Trust average net assets for the fiscal year ended December 31, 2002)

---------------------------------------------------------------------------------------------------------------------------------
                              MANAGEMENT
TRUST PORTFOLIO                  FEES             12b-l FEES               OTHER EXPENSES          TOTAL TRUST ANNUAL EXPENSES
---------------------------------------------------------------------------------------------------------------------------------
                                            SERIES  SERIES   SERIES    SERIES I &     SERIES    SERIES       SERIES        SERIES
                                              I       II      III       SERIES II       III       I            II           III
---------------------------------------------------------------------------------------------------------------------------------
Science & Technology            0.950%(E)   0.150%  0.350%   0.500%      0.070%        0.080%    1.170%(E)    1.370%       1.530%
---------------------------------------------------------------------------------------------------------------------------------
Pacific Rim Emerging Markets    0.700%      0.150%  0.350%   0.500%      0.380%        0.420%    1.230%       1.430%       1.620%
---------------------------------------------------------------------------------------------------------------------------------
Health Sciences                 0.950%(E)   0.150%  0.350%   0.500%      0.150%        0.180%    1.250%(E)    1.450%(E)    1.630%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Growth                 0.700%      0.150%  0.350%   0.500%      0.160%(A)     0.200%    1.010%       1.210%       1.400%
---------------------------------------------------------------------------------------------------------------------------------
Emerging Small Company          0.900%      0.150%  0.350%   0.500%      0.070%        0.080%    1.120%       1.320%       1.480%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Stock                   0.775%      0.150%  0.350%   0.500%      0.075%        0.090%    1.000%       1.200%       1.365%
---------------------------------------------------------------------------------------------------------------------------------
Natural Resources               0.950%      0.150%  0.350%   0.500%      0.160%(A)     0.200%    1.260%       1.460%       1.650%
---------------------------------------------------------------------------------------------------------------------------------
Financial Services              0.800%      0.150%  0.350%   0.500%      0.120%        0.170%    1.070%       1.270%       1.470%
---------------------------------------------------------------------------------------------------------------------------------
International Small Cap         0.950%      0.150%  0.350%   0.500%      0.470%        0.490%    1.570%       1.770%       1.940%
---------------------------------------------------------------------------------------------------------------------------------
Global Equity                   0.750%      0.150%  0.350%   0.500%      0.140%        0.150%    1.040%       1.240%       1.400%
---------------------------------------------------------------------------------------------------------------------------------
Strategic Growth                0.750%      0.150%  0.350%   0.500%      0.110%        0.130%    1.010%       1.210%       1.380%
---------------------------------------------------------------------------------------------------------------------------------
Quantitative All Cap            0.625%      0.150%  0.350%   0.500%      0.120%(A)     0.160%    0.895%       1.095%       1.285%
---------------------------------------------------------------------------------------------------------------------------------
Blue Chip Growth                0.718%(E)   0.150%  0.350%   0.500%      0.062%        0.067%    0.930%(E)    1.130%(E)    1.285%
---------------------------------------------------------------------------------------------------------------------------------
Utilities                       0.750%      0.150%  0.350%   0.500%      0.380%        0.480%    1.280%       1.480%       1.730%
---------------------------------------------------------------------------------------------------------------------------------
Real Estate Securities          0.631%      0.150%  0.350%   0.500%      0.059%        0.070%    0.840%       1.040%       1.201%
---------------------------------------------------------------------------------------------------------------------------------
Special Value                   0.900%      0.150%  0.350%   0.500%      0.160%(A)     0.200%    1.210%       1.410%       1.600%
---------------------------------------------------------------------------------------------------------------------------------
Mid Cap Value                   0.796%      0.150%  0.350%   0.500%      0.074%        0.089%    1.020%       1.220%       1.385%
---------------------------------------------------------------------------------------------------------------------------------
All Cap Value                   0.800%      0.150%  0.350%   0.500%      0.200%        0.270%    1.150%       1.350%       1.570%
---------------------------------------------------------------------------------------------------------------------------------
Fundamental Value               0.750%      0.150%  0.350%   0.500%      0.080%        0.100%    0.980%       1.180%       1.350%
---------------------------------------------------------------------------------------------------------------------------------
Growth & Income                 0.539%      0.150%  0.350%   0.500%      0.061%        0.066%    0.750%       0.950%       1.105%
---------------------------------------------------------------------------------------------------------------------------------
Equity-Income                   0.722%(E)   0.150%  0.350%   0.500%      0.058%        0.064%    0.930%(E)    1.130%(E)    1.286%
---------------------------------------------------------------------------------------------------------------------------------
High Yield                      0.625%      0.150%  0.350%   0.500%      0.065%        0.075%    0.840%       1.040%       1.200%
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                               MANAGEMENT
TRUST PORTFOLIO                   FEES                12b-l FEES               OTHER EXPENSES
---------------------------------------------------------------------------------------------------
                                             SERIES    SERIES    SERIES   SERIES I &         SERIES
                                               I         II       III      SERIES II          III
---------------------------------------------------------------------------------------------------
Strategic Bond                   0.625%      0.150%    0.350%    0.500%     0.085%           0.095%
---------------------------------------------------------------------------------------------------
Global Bond                      0.600%      0.150%    0.350%    0.500%     0.170%           0.190%
---------------------------------------------------------------------------------------------------
Investment Quality Bond          0.500%      0.150%    0.350%    0.500%     0.090%           0.100%
---------------------------------------------------------------------------------------------------
Total Return                     0.600%      0.150%    0.350%    0.500%     0.060%           0.070%
---------------------------------------------------------------------------------------------------
Real Return Bond                 0.600%      0.150%    0.350%    0.500%     0.200%(A)        0.240%
---------------------------------------------------------------------------------------------------
U.S. Government Securities       0.521%      0.150%    0.350%    0.500%     0.069%           0.076%
---------------------------------------------------------------------------------------------------
Money Market                     0.350%      0.150%    0.350%    0.500%     0.050%           0.060%
---------------------------------------------------------------------------------------------------
Small Cap Index                  0.375%      0.150%    0.350%    0.500%     0.065%           0.102%
---------------------------------------------------------------------------------------------------
International Index              0.400%      0.150%    0.350%    0.500%     0.070%           0.110%
---------------------------------------------------------------------------------------------------
Mid Cap Index                    0.375%      0.150%    0.350%    0.500%     0.055%           0.082%
---------------------------------------------------------------------------------------------------
Total Stock Market Index         0.375%      0.150%    0.350%    0.500%     0.065%           0.098%
---------------------------------------------------------------------------------------------------
500 Index                        0.375%      0.150%    0.350%    0.500%     0.045%           0.052%
---------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000        0.063%         N/A       N/A    0.150%     1.162%(B)(+)     1.560%(B)
                                                                            1.362%(B)(++)
---------------------------------------------------------------------------------------------------
Lifestyle Growth 820             0.053%         N/A       N/A    0.150%     1.103%(B)(+)     1.491%(B)
                                                                            1.303%(B)(++)

---------------------------------------------------------------------------------------------------
Lifestyle Balanced 640           0.053%         N/A       N/A    0.150%     1.014%(B)(+)     1.396%(B)
                                                                            1.214%(B)(++)

---------------------------------------------------------------------------------------------------
Lifestyle Moderate 460           0.058%         N/A       N/A    0.150%     0.935%(B)(+)     1.314%(B)
                                                                            1.135%(B)(++)

---------------------------------------------------------------------------------------------------
Lifestyle Conservative 280       0.061%         N/A       N/A    0.150%     0.876%(B)(+)     1.258%(B)
                                                                            1.076%(B)(++)
---------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------
TRUST PORTFOLIO                       TOTAL TRUST ANNUAL EXPENSES
-----------------------------------------------------------------------
                                  SERIES          SERIES         SERIES
                                    I               II            III
-----------------------------------------------------------------------
Strategic Bond                    0.860%          1.060%         1.220%
-----------------------------------------------------------------------
Global Bond                       0.920%          1.120%         1.290%
-----------------------------------------------------------------------
Investment Quality Bond           0.740%          0.940%         1.100%
-----------------------------------------------------------------------
Total Return                      0.810%          1.010%         1.170%
-----------------------------------------------------------------------
Real Return Bond                  0.950%          1.150%         1.340%
-----------------------------------------------------------------------
U.S. Government Securities        0.740%          0.940%         1.097%
-----------------------------------------------------------------------
Money Market                      0.550%          0.750%         0.910%
-----------------------------------------------------------------------
Small Cap Index                   0.590%          0.790%         0.977%
-----------------------------------------------------------------------
International Index               0.620%(F)       0.820%(F)      1.010%
-----------------------------------------------------------------------
Mid Cap Index                     0.580%          0.780%         0.957%
-----------------------------------------------------------------------
Total Stock Market Index          0.590%          0.790%         0.973%
-----------------------------------------------------------------------
500 Index                         0.570%          0.770%         0.927%
-----------------------------------------------------------------------
Lifestyle Aggressive 1000         1.225%(C) (D)   1.425%(C)(D)   1.773%(C)(D)
-----------------------------------------------------------------------
Lifestyle Growth 820              1.156%(C) (D)   1.356%(C)(D)   1.694%(C)(D)
-----------------------------------------------------------------------
Lifestyle Balanced 640            1.067%(C) (D)   1.267%(C)(D)  1.599%(C)(D)
-----------------------------------------------------------------------
Lifestyle Moderate 460            0.993%(C) (D)   1.193%(C)(D)  1.522%(C)(D)
-----------------------------------------------------------------------
Lifestyle Conservative 280        0.937%(C) (D)   1.137%(C)(D)  1.469%(C)(D)
-----------------------------------------------------------------------

(+)   Series I

(++)  Series II

(A) Based on estimates for the current fiscal year.

(B) "Other Expenses" reflects the expenses of the Underlying Portfolios as well as the expenses of the Lifestyle Trust. The expenses of the Underlying Portfolios for each Lifestyle Trust (based on the allocations made to each portfolios) are as follows:

SERIES I SHARES (UNDERLYING PORTFOLIO EXPENSES)

--------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL TRUST
                                                    MANAGEMENT        RULE 12b-l     OTHER            ANNUAL
TRUST PORTFOLIO                                        FEES              FEES       EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                             0.806%            0.150%       0.169%           1.125%
--------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                  0.754%            0.150%       0.162%           1.066%
--------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                                0.693%            0.150%       0.134%           0.977%
--------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                                0.645%            0.150%       0.109%           0.903%
--------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                            0.592%            0.150%       0.106%           0.847%
--------------------------------------------------------------------------------------------------------------

SERIES II SHARES (UNDERLYING PORTFOLIO EXPENSES)

--------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL TRUST
                                                    MANAGEMENT        RULE 12b-l     OTHER            ANNUAL
TRUST PORTFOLIO                                        FEES              FEES       EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                             0.806%            0.350%       0.169%          1.325%
--------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                  0.754%            0.350%       0.162%          1.266%
--------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                                0.693%            0.350%       0.134%          1.177%
--------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                                0.645%            0.350%       0.109%          1.103%
--------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                            0.592%            0.350%       0.106%          1.047%
--------------------------------------------------------------------------------------------------------------

SERIES III SHARES (UNDERLYING PORTFOLIO EXPENSES)

--------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL TRUST
                                                    MANAGEMENT        RULE 12b-l     OTHER            ANNUAL
TRUST PORTFOLIO                                        FEES              FEES       EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                             0.806%            0.500%       0.203%            1.509%
--------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                  0.754%            0.500%       0.194%            1.448%
--------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                                0.693%            0.500%       0.160%            1.353%
--------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                                0.645%            0.500%       0.127%            1.272%
--------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                            0.592%            0.500%       0.124%            1.216%
--------------------------------------------------------------------------------------------------------------

(C) The investment adviser to the Trust, Manufacturers Securities Services, LLC ("MSS" or the "Adviser") has voluntarily agreed to pay certain expenses of each Lifestyle Trust as noted below. (For purposes of the expense reimbursement, total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage,
(d) interest, (e) litigation, (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and (g) Rule 12b-l fees.)

If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust equal 0.075%. If the total expenses of the Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement were reflected, Total Trust Annual Expenses would be lower (based on current advisory fees and the Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 2002) as noted in the charts below:

SERIES I

--------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL TRUST
                                                    MANAGEMENT        RULE 12b-l     OTHER            ANNUAL
TRUST PORTFOLIO                                        FEES              FEES       EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                             0.063%            0.000%       1.137%           1.200%
--------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                  0.053%            0.000%       1.088%           1.141%
--------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                                0.053%            0.000%       0.999%           1.052%
--------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                                0.058%            0.000%       0.920%           0.978%
--------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                            0.061%            0.000%       0.861%           0.922%
--------------------------------------------------------------------------------------------------------------

SERIES II

--------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL TRUST
                                                    MANAGEMENT        RULE 12b-l     OTHER            ANNUAL
TRUST PORTFOLIO                                        FEES              FEES       EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                             0.063%            0.000%       1.337%          1.400%
--------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                  0.053%            0.000%       1.288%          1.341%
--------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                                0.053%            0.000%       1.199%          1.252%
--------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                                0.058%            0.000%       1.120%          1.178%
--------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                            0.061%            0.000%       1.061%          1.122%
--------------------------------------------------------------------------------------------------------------

SERIES III

--------------------------------------------------------------------------------------------------------------
                                                                                                   TOTAL TRUST
                                                    MANAGEMENT        RULE 12b-l     OTHER            ANNUAL
TRUST PORTFOLIO                                        FEES              FEES       EXPENSES         EXPENSES
--------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000                             0.063%            0.150%       1.521%          1.734%
-------------------------------------------------------------------------------------------------------------
Lifestyle Growth 820                                  0.053%            0.150%       1.470%          1.673%
-------------------------------------------------------------------------------------------------------------
Lifestyle Balanced 640                                0.053%            0.150%       1.375%          1.578%
-------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460                                0.058%            0.150%       1.289%          1.497%
-------------------------------------------------------------------------------------------------------------
Lifestyle Conservative 280                            0.061%            0.150%       1.230%          1.441%
-------------------------------------------------------------------------------------------------------------

( D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each

Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote(C) above.

(E) The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, the Blue Chip Growth Trust and the Equity-Income Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

---------------------------------------------------------------------------------
                                                         FEE REDUCTION
        COMBINED ASSET LEVELS               (AS A PERCENTAGE OF THE ADVISORY FEE)
---------------------------------------------------------------------------------
First $750 million                                           0.00%
---------------------------------------------------------------------------------
Between $750 million and $1.5 billion                        5.00%
---------------------------------------------------------------------------------
Between $1.5 billion and $3.0 billion                        7.50%
---------------------------------------------------------------------------------
Over $3.0 billion                                           10.00%
---------------------------------------------------------------------------------

The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the Adviser.

(F) MSS has voluntarily agreed to pay expenses of each Index Trust (excluding the advisory fee) that exceed the following amounts: 0.050% in the case of the International Index Trust and 500 Index Trust and 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and Total Stock Market Index Trust. If such expense reimbursement were reflected, it is estimated that "Other Expenses" and "Total Trust Annual Expenses would be as follows:

SERIES I

                                                                              TOTAL TRUST
                                                      OTHER EXPENSES        ANNUAL EXPENSES
                                                      --------------        ---------------
International Index Trust ..................              0.050%                 0.600%

SERIES II

                                                                              TOTAL TRUST
                                                      OTHER EXPENSES        ANNUAL EXPENSES
                                                      --------------        ---------------
International Index Trust ..................              0.050%                0.800%

SERIES III

                                                                              TOTAL TRUST
                                                      OTHER EXPENSES        ANNUAL EXPENSES
                                                      --------------        ---------------
International Index Trust ..................              0.050%                0.900%

It is estimated that the expense reimbursement will not be effective during the year end December 31, 2003 for the Small Cap Index Trust, the Mid Cap Index Trust, the Total Stock Market Index Trust and the 500 Index Trust. The expense reimbursement may be terminated at any time by MSS.

EXAMPLE OF EXPENSES FOR EACH PORTFOLIO

         The Example is intended to help an investor compare the cost of investing in each Portfolio with the cost of investing in other mutual funds. The Example assumes that $10,000 is invested in the Portfolio for the times periods indicated and then all the shares are redeemed at the end of those periods. The Example also assumes that the investment has a 5% return each year and that the Portfolio's operating expenses remain the same. The Example does not reflect the expenses of any variable insurance contract that may use the Trust as its underlying investment medium. If such expenses were reflected, the expense amounts indicated would be higher. Although a particular investor's actual expenses maybe higher or lower, based on these assumptions the expenses would be:

SERIES I SHARES

---------------------------------------------------------------------------------
 TRUST PORTFOLIO                    1 YEAR       3 YEAR       5 YEAR      10 YEAR
---------------------------------------------------------------------------------
Science & Technology                  119          372          644        1,420
---------------------------------------------------------------------------------
Pacific Rim Emerging Markets          125          390          676        1,489
---------------------------------------------------------------------------------
Health Sciences                       127          397          686        1,511
---------------------------------------------------------------------------------
Emerging Growth                       103          322          558        1,236
---------------------------------------------------------------------------------
Emerging Small Company                114          356          617        1,363
---------------------------------------------------------------------------------
Mid Cap Stock                         102          318          552        1,225
---------------------------------------------------------------------------------
Natural Resources                     128          400          692        1,523
---------------------------------------------------------------------------------
Financial Services                    109          340          590        1,306
---------------------------------------------------------------------------------
International Small Cap               160          496          855        1,867
---------------------------------------------------------------------------------
Global Equity                         106          331          574        1,271
---------------------------------------------------------------------------------
Strategic Growth                      103          322          558        1,236
---------------------------------------------------------------------------------
Quantitative All Cap                   91          285          496        1,102
---------------------------------------------------------------------------------
Blue Chip Growth                       95          296          515        1,143
---------------------------------------------------------------------------------
Utilities                             130          406          702        1,545
---------------------------------------------------------------------------------
Real Estate Securities                 86          268          466        1,037
---------------------------------------------------------------------------------
Special Value                         123          384          665        1,466
---------------------------------------------------------------------------------
Mid Cap Value                         104          325          563        1,248
---------------------------------------------------------------------------------
All Cap Value                         117          365          633        1,398
---------------------------------------------------------------------------------
Fundamental Value                     100          312          542        1,201
---------------------------------------------------------------------------------
Growth & Income                        77          240          417          930
---------------------------------------------------------------------------------
Equity-Income                          95          296          515        1,143
---------------------------------------------------------------------------------
High Yield                             86          268          466        1,037
---------------------------------------------------------------------------------
Strategic Bond                         88          274          477        1,061
---------------------------------------------------------------------------------
Global Bond                            94          293          509        1,131
---------------------------------------------------------------------------------
Investment Quality Bond                76          237          411          918
---------------------------------------------------------------------------------
Total Return                           83          259          450        1,002
---------------------------------------------------------------------------------
Real Return Bond                       97          303          525        1,166
---------------------------------------------------------------------------------
U.S. Government Securities             76          237          411          918
---------------------------------------------------------------------------------
Money Market                           56          176          307          689
---------------------------------------------------------------------------------
Small Cap Index                        60          189          329          738
---------------------------------------------------------------------------------
International Index                    63          199          346          774
---------------------------------------------------------------------------------
Mid Cap Index                          59          186          324          726
---------------------------------------------------------------------------------
Total Stock Market Index               60          189          329          738
---------------------------------------------------------------------------------
500 Index                              58          183          318          714
---------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TRUST PORTFOLIO                     1 YEAR      3 YEAR      5 YEAR      10 YEAR
-------------------------------------------------------------------------------
Lifestyle Aggressive 1000            125         389          673        1,483
-------------------------------------------------------------------------------
Lifestyle Growth 820                 118         367          636        1,404
-------------------------------------------------------------------------------
Lifestyle Balanced 640               109         339          588        1,302
-------------------------------------------------------------------------------
Lifestyle Moderate 460               101         316          549        1,216
-------------------------------------------------------------------------------
Lifestyle Conservative 280            96         299          518        1,151
-------------------------------------------------------------------------------

SERIES II SHARES

-------------------------------------------------------------------------------
TRUST PORTFOLIO                     1 YEAR      3 YEAR      5 YEAR      10 YEAR
-------------------------------------------------------------------------------
Science & Technology                 139          434         750        1,646
-------------------------------------------------------------------------------
Pacific Rim Emerging Markets         146          452         782        1,713
-------------------------------------------------------------------------------
Health Sciences                      148          459         792        1,735
-------------------------------------------------------------------------------
Emerging Growth                      123          384         665        1,466
-------------------------------------------------------------------------------
Emerging Small Company               134          418         723        1,590
-------------------------------------------------------------------------------
Mid Cap Stock                        122          381         660        1,455
-------------------------------------------------------------------------------
Natural Resources                    149          462         797        1,746
-------------------------------------------------------------------------------
Financial Services                   129          403         697        1,534
-------------------------------------------------------------------------------
International Small Cap              180          557         959        2,084
-------------------------------------------------------------------------------
Global Equity                        126          393         681        1,500
-------------------------------------------------------------------------------
Strategic Growth                     123          384         665        1,466
-------------------------------------------------------------------------------
Quantitative All Cap                 112          348         604        1,334
-------------------------------------------------------------------------------
Blue Chip Growth                     115          359         622        1,375
-------------------------------------------------------------------------------
Utilities                            151          468         808        1,768
-------------------------------------------------------------------------------
Real Estate Securities               106          331         574        1,271
-------------------------------------------------------------------------------
Special Value                        144          446         771        1,691
-------------------------------------------------------------------------------
Mid Cap Value                        124          387         670        1,477
-------------------------------------------------------------------------------
All Cap Value                        137          428         739        1,624
-------------------------------------------------------------------------------
Fundamental Value                    120          375         649        1,432
-------------------------------------------------------------------------------
Growth & Income                       97          303         525        1,166
-------------------------------------------------------------------------------
Equity-Income                        115          359         622        1,375
-------------------------------------------------------------------------------
High Yield                           106          331         574        1,271
-------------------------------------------------------------------------------
Strategic Bond                       108          337         585        1,294
-------------------------------------------------------------------------------
Global Bond                          114          356         617        1,363
-------------------------------------------------------------------------------
Investment Quality Bond               96          300         520        1,155
-------------------------------------------------------------------------------
Total Return                         103          322         558        1,236
-------------------------------------------------------------------------------
Real Return Bond                     117          365         633        1,398
-------------------------------------------------------------------------------
U.S. Government Securities            96          300         520        1,155
-------------------------------------------------------------------------------
Money Market                          77          240         417          930
-------------------------------------------------------------------------------
Small Cap Index                       81          252         439          978
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TRUST PORTFOLIO                     1 YEAR      3 YEAR      5 YEAR      10 YEAR
-------------------------------------------------------------------------------
International Index                   84          262         455        1,014
-------------------------------------------------------------------------------
Mid Cap Index                         80          249         433          966
-------------------------------------------------------------------------------
Total Stock Market Index              81          252         439          978
-------------------------------------------------------------------------------
500 Index                             79          246         428          954
-------------------------------------------------------------------------------
Lifestyle Aggressive 1000            145          451         779        1,708
-------------------------------------------------------------------------------
Lifestyle Growth 820                 138          429         743        1,631
-------------------------------------------------------------------------------
Lifestyle Balanced 640               129          402         695        1,531
-------------------------------------------------------------------------------
Lifestyle Moderate 460               122          379         656        1,447
-------------------------------------------------------------------------------
Lifestyle Conservative 280           116          361         626        1,383
-------------------------------------------------------------------------------

SERIES III SHARES

-------------------------------------------------------------------------------
TRUST PORTFOLIO                     1 YEAR      3 YEAR      5 YEAR      10 YEAR
-------------------------------------------------------------------------------
Science & Technology                  156         483          834       1,824
-------------------------------------------------------------------------------
Pacific Rim Emerging Markets          165         511          881       1,922
-------------------------------------------------------------------------------
Health Sciences                       166         514          887       1,933
-------------------------------------------------------------------------------
Emerging Growth                       143         443          766       1,680
-------------------------------------------------------------------------------
Emerging Small Company                151         468          808       1,768
-------------------------------------------------------------------------------
Mid Cap Stock                         139         432          747       1,641
-------------------------------------------------------------------------------
Natural Resources                     168         520          897       1,955
-------------------------------------------------------------------------------
Financial Services                    150         465          803       1,757
-------------------------------------------------------------------------------
International Small Cap               197         609        1,047       2,264
-------------------------------------------------------------------------------
Global Equity                         143         443          766       1,680
-------------------------------------------------------------------------------
Strategic Growth                      140         437          755       1,657
-------------------------------------------------------------------------------
Quantitative All Cap                  131         407          705       1,551
-------------------------------------------------------------------------------
Blue Chip Growth                      131         407          705       1,551
-------------------------------------------------------------------------------
Utilities                             176         545          939       2,041
-------------------------------------------------------------------------------
Real Estate Securities                122         381          660       1,456
-------------------------------------------------------------------------------
Special Value                         163         505          871       1,900
-------------------------------------------------------------------------------
Mid Cap Value                         141         438          758       1,663
-------------------------------------------------------------------------------
All Cap Value                         160         496          855       1,867
-------------------------------------------------------------------------------
Fundamental Value                     137         428          739       1,624
-------------------------------------------------------------------------------
Growth & Income                       113         351          609       1,346
-------------------------------------------------------------------------------
Equity-Income                         131         408          705       1,552
-------------------------------------------------------------------------------
High Yield                            122         381          660       1,455
-------------------------------------------------------------------------------
Strategic Bond                        124         387          670       1,477
-------------------------------------------------------------------------------
Global Bond                           131         409          708       1,556
-------------------------------------------------------------------------------
Investment Quality Bond               112         350          606       1,340
-------------------------------------------------------------------------------
Total Return                          119         372          644       1,420
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
TRUST PORTFOLIO                     1 YEAR      3 YEAR      5 YEAR      10 YEAR
-------------------------------------------------------------------------------
Real Return Bond                      136         425         734        1,613
-------------------------------------------------------------------------------
U.S. Government Securities            112         349         605        1,337
-------------------------------------------------------------------------------
Money Market                           93         290         504        1,120
-------------------------------------------------------------------------------
Small Cap Index                       100         311         540        1,198
-------------------------------------------------------------------------------
International Index                   103         322         558        1,236
-------------------------------------------------------------------------------
Mid Cap Index                          98         305         529        1,175
-------------------------------------------------------------------------------
Total Stock Market Index               99         310         538        1,193
-------------------------------------------------------------------------------
500 Index                              95         295         513        1,139
-------------------------------------------------------------------------------
Lifestyle Aggressive 1000             180         558         961        2,087
-------------------------------------------------------------------------------
Lifestyle Growth 820                  172         534         920        2,002
-------------------------------------------------------------------------------
Lifestyle Balanced 640                163         505         870        1,899
-------------------------------------------------------------------------------
Lifestyle Moderate 460                155         481         830        1,815
-------------------------------------------------------------------------------
Lifestyle Conservative 280            149         465         802        1,756
-------------------------------------------------------------------------------

SCIENCE & TECHNOLOGY TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:             To seek long-term growth of capital. Current
                                  income is incidental to the portfolio's
                                  objective.
INVESTMENT STRATEGIES:            The portfolio invests primarily in common
                                  stocks of science and technology companies.

         The Science & Technology Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and use of science and technology. Industries likely to be represented in the portfolio include:

         -  Computers including hardware, software and electronic components

         -  telecommunications

         -  media and information services,

         -  environmental services

         -  e-commerce

         - life sciences and health care, including pharmaceuticals, medical devices, and biotechnology

         -  chemicals and synthetic materials

         -  defense and aerospace

         The portfolio may also invest in companies that are expected to benefit from technological advances even if they are not directly involved in research and development.

         While most of the portfolio's assets are invested in U.S. common stocks, the Science & Technology Trust may also purchase other types of securities, including U.S. and non U.S. dollar denominated foreign securities, convertible stocks and bonds, and warrants.

         The selection of investments for the portfolio reflects a growth approach based on an assessment of a company's fundamental prospects, rather than on a company's size. As a result, portfolio holdings can range from securities of small companies developing new technologies to securities of blue chip firms with established track records of developing and marketing technological advances.

         The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions

         The Science & Technology Trust may also engage in a variety of investment practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options.

         In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

         The Science & Technology Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" below.

Principal Risks of Investing in this Portfolio

- The portfolio is subject to the risks of industry or sector investing since it invests primarily in science and technology sectors, including Internet-related investments. The products and services of companies in the science and technology sectors may not prove commercially successful or may become obsolete quickly, and a portfolio of these securities may be riskier or more volatile in price than one that invests in more market sectors. The risks of industry or sector investing, and the specific risks of investing in Internet-related, telecommunications, and health sciences companies, are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests extensively in equity securities, including securities of small or unseasoned companies (less than 3 years operating experience) and newly public companies. The portfolio may also invest up to 30% of its assets in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Due to the portfolio's emphasis on science and technology sectors, including Internet-related investments, an investment in the portfolio should be considered extremely risky even as compared to other portfolios that invest primarily in the securities of small companies. Investing in the portfolio alone cannot provide a balanced investment program.

Performance(A, B, C, D)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 47.10% (for the quarter ended 12/1998) and the lowest return was -40.43% (for the quarter ended 9/2001).

[BAR CHART]

1997     10.7%
1998     43.3%
1999     99.5%
2000    -34.1%
2001    -41.3%
2002    -40.8%

                                   One       Five    Life of    Date First
                                   Year      Years  Portfolio   Available
Science & Technology Trust
  Series I                       -40.76%    -8.08%    -5.19%    01/01/1997
  Series II                                          -39.81%    01/28/2002

Lipper Science and Technology
  Avg. Funds Classification(A)   -42.70%    -2.54%    -0.21%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B) Since June 1, 2000, a portion of the Science & Technology Trust expenses was reimbursed. If such expenses had not been reimbursed, returns would be lower.

(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

(D) As of January 16, 2002, Michael Sola took over management responsibilities of the T. Rowe Price Science & Technology Trust.

SUBADVISER AND PORTFOLIO MANAGERS

         T. Rowe Price manages the Science & Technology Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.

         The portfolio is managed by an investment advisory committee chaired by:

         -        Michael F. Sola (since January 2002). Mr. Sola, who joined T.
                  Rowe Price in 1995 as a technology analyst, is a Vice President of T. Rowe Price and has been managing investments since 1997. He is a Chartered Financial Analyst.

         The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

PACIFIC RIM EMERGING MARKETS TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global
            (U.S.A.)")

INVESTMENT OBJECTIVE:             To achieve long-term growth of capital.

INVESTMENT STRATEGIES:            The portfolio invests primarily in
                                  common stocks and equity-related securities of companies in countries located in the Pacific
                                  Rim region. Current income from dividends and interest will not be an important consideration in the selection of portfolio securities.

         The countries of the Pacific Rim region are:

              - Australia  - Indonesia  - Malaysia     - Philippines  - Taiwan
              - China      - Hong Kong  - New Zealand  - Singapore    - Thailand
              - India      - Japan      - Pakistan     - South Korea

         The Pacific Rim Emerging Markets Trust, under normal conditions, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the Pacific Rim region that have attractive long-term prospects for growth of capital. Equity-related securities in which the portfolio may invest include: (i) preferred stocks, (ii) warrants and (iii) securities convertible into or exchangeable for common stocks. The Portfolio may also invest up to 20% of its assets in countries outside the Pacific Rim region.

         MFC Global (U.S.A.)'s decision to invest in a particular country or particular region will be based upon its evaluation of political, economic and market trends in the country or region and throughout the world. MFC Global (U.S.A.) will shift investments among countries and the world's capital markets in accordance with its ongoing analyses of trends and developments affecting such markets and securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Pacific Rim Emerging Markets Trust may invest all or a portion of its assets in non-convertible, fixed income securities and cash and cash equivalents. These investments may be denominated in either U.S. or non-U.S. dollars. These securities may include debt of corporations, foreign governments and supranational organizations. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Pacific Rim Emerging Markets Trust may also purchase and sell the following equity-related financial instruments:

-        exchange-listed call and put options on equity indices,

-        over-the-counter ("OTC") and exchange-listed equity index futures,

- OTC and exchange-listed call and put options on currencies in the portfolio, and

-        OTC foreign currency futures contracts on currencies in the portfolio.

         A call option gives the holder the right to buy shares of the underlying security at a fixed price before a specified date in the future. A put option gives the holder the right to sell a specified number of shares of the underlying security at a particular price within a specified time period. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities and may invest up to 100% of its assets in foreign securities, including securities of companies in emerging market countries. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Since the portfolio concentrates its investments in the Pacific Rim region, the portfolio will be affected by economic and political events in this area.

Performance(A, C)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.41% (for the quarter ended 12/1998) and the lowest return was -26.12% (for the quarter ended 12/1997).

[BAR CHART]

1995     11.3%
1996      9.8%
1997    -34.1%
1998     -4.6%
1999     62.9%
2000    -24.4%
2001    -18.6%
2002    -12.5%

                                   One       Five    Life of    Date First
                                   Year      Years  Portfolio   Available
Pacific Rim Emerging Markets
  Trust Series I                 -12.53%    -3.50%    -5.29%    10/04/1994
        Series II                                    -12.27%    01/28/2002

MSCI Pacific Index(B)             -9.01%    -3.87%    -6.71%

(A) On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         MFC Global (U.S.A.) manages the Pacific Rim Emerging Markets Trust. MFC is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Fund Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

         The portfolio managers are:

         - Samantha Ho (since June, 2000). Ms. Ho joined MFC Global in 2000. Prior to joining MFC Global, she was a senior portfolio manager at SEE Investment Management where she served from 1994 to 2000. Prior to that, she was an investment analyst at Jardine Fleming. She is a Chartered Financial Analyst.

         - Seton Lor (since June, 2000). Mr. Lor joined MFC Global in 2000. Prior to joining MFC Global, he was Director of Balanced Investments at AXA Investment Managers in Hong Kong where he served from 1996 to 2000.

HEALTH SCIENCES TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:             To seek long-term capital appreciation.

INVESTMENT                        Strategies: The portfolio invests, under
                                  normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences (collectively termed "health sciences").

         While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large-and mid-capitalization companies.

         T. Rowe Price's portfolio managers divide the health sciences sector into four main areas: Pharmaceuticals, health care services companies, products and devices providers, and biotechnology firms. Their allocation among these four areas will vary depending on the relative potential within each area and the outlook for the overall health sciences sector. While most assets will be invested in U.S. common stocks, the portfolio may purchase other securities, including foreign securities, futures, and options.

         In managing the Health Sciences Trust, T. Rowe Price uses a fundamental, bottom-up analysis that seeks to identify high quality companies and the most compelling investment opportunities. In general, the portfolio will follow a growth investment strategy, seeking companies whose earnings are expected to grow faster than inflation and the economy in general. When stock valuations seem unusually high, however, a "value" approach, which gives preference to seemingly undervalued companies, may be emphasized.

         The Health Sciences Trust may invest in futures and options, which could subject the portfolio to additional volatility and losses.

         The Health Sciences Trust may invest up to 35% of its total assets in foreign securities (including emerging market securities) and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

         The Health Sciences Trust holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio concentrates its investments (invests more than 25% of its total assets) in securities of companies in the health sciences sector, a comparatively narrow segment of the economy, and therefore may experience greater volatility than funds investing in a broader range of industries. The portfolio may invest a considerable portion of assets in the same business, such as Pharmaceuticals, or in related businesses such as hospital management and managed care. Moreover, companies in this segment are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The risks of investing in the health sciences sector are set forth below under "Risks of Investing in Certain Types of Securities."

-        The portfolio may invest in derivatives, such as futures and options.
         The risks of investing in these instruments are set forth under "Hedging and Other Strategic Transactions."

- The portfolio may invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in securities of smaller or unseasoned companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance(B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.74% (for the quarter ended 12/2001) and the lowest return was -15.78% (for the quarter ended 6/2002).

[BAR CHART]

2002    -27.2%

                                   One     Life of    Date First
                                   Year   Portfolio   Available
Health Sciences Trust Series I   -27.24%    -13.28%   04/31/2001
                      Series II             -23.63%

Lipper Health/Biotechnology
  Avg. Funds Classification(A)   -30.85%    -17.96%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         T. Rowe Price manages the Health Sciences Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.

         The portfolio is managed by an investment advisory committee chaired by:

         - Kris H. Jenner, M.D., D. Phil (since May, 2001). Dr. Jenner, who joined T. Rowe Price in 1997, is a Vice- President of T. Rowe Price and has been managing investments since 1998. From 1995-- 1997 he was a post doctoral fellow at the Brigham and Women's Hospital, Harvard Medical School.

         - The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

EMERGING GROWTH TRUST (AVAILABLE FOR SALE EFFECTIVE MAY 5, 2003)

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited. ("MFC GLOBAL
            (U.S.A.)")

 INVESTMENT OBJECTIVE:            To seek superior long-term rates of return
                                  through capital appreciation.

 INVESTMENT STRATEGIES:           The portfolio seeks to achieve its objective
                                  by investing, under normal circumstances, primarily in high quality securities (those with a proven track record of performance and/or growth) and convertible instruments of small-cap U.S. companies.

         Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Market capitalization is defined according to Morningstar U.S. as follows: Based on a universe of the 5000 largest stocks in the U.S., the top 5% of the universe are large cap, the next 15% mid cap, and the bottom 80% are classified as small cap.

         The portfolio will focus on purchasing high quality securities of small-cap U.S. companies whose growth prospects are better than average because they have a unique product or a technology/service edge or an expanding market share.

         MFC Global (U.S.A.) focuses on a universe of approximately 1000 leading emerging growth stocks (those with growth prospects that are expected to be better than average) derived through a host of considerations including: size, fundamental analysis, balance sheet and market share analysis, company and industry growth prospectus and management interviews. The management team then uses a proprietary, quantitative system to rank stocks based on a variety of financial measures. Top-ranked stocks meeting both fundamental and quantitative criteria will be considered for the portfolio.

         The Emerging Growth Trust may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

         The Emerging Growth Trust may also invest to a limited extent in fixed income securities including money market instruments.

         The Trust may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Trust and as permitted by applicable securities legislation: S&P Depository Receipts and Russell 2000 Growth i shares (or similar types of exchange traded funds). Such use would include the hedging of significant cash flows into or out of the Trust.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities, especially small and mid-cap securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest to a limited extent in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest to a limited extent in fixed income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance
Performance is not provided since the portfolio commenced operations in May, 2003.

SUBADVISER AND PORTFOLIO MANAGERS

         MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (formerly Manulife Funds Direct (Hong Kong) Limited), collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

         The Portfolio Managers are:

         - Robert Lutzko (since May, 2003). Mr. Lutzko joined MFC Global in September of 1995. He is Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global in 1995, Mr. Lutzko was Portfolio Manager U.S. Equities, managing both U.S. Large-Cap and Small-Cap investments at the Workers Compensation Board's Investment Management division. Mr. Lutzko holds the Chartered Financial Analyst designation and is a graduate of Sheridan College (Computer Science).

         - Luciano Orengo (since May, 2003). Mr. Orengo joined MFC Global in June of 2001. He is a Senior Research Analyst of U.S. Equities at MFC Global. Prior to joining MFC Global in 2001, Mr. Orengo was a Research Analyst at the Canadian Shareowner Association. Luciano holds the Chartered Financial Analyst designation and has his Masters in Economics from McGill University.

         - Niall Brown (since May, 2003). Mr. Brown joined MFC Global Investment Management Limited in January of 2003. He is a Portfolio Manager of Small Cap and Global Equities at MFC Global. Prior to joining MFC Global in 2003, Mr. Brown was Vice President of U.S. Equities at TD Asset Management. Niall holds the Chartered Financial Analyst designation and has his Honours BA in Political Science (International Relations) from the University of Toronto.

EMERGING SMALL COMPANY TRUST

SUBADVISER: Franklin Advisers, Inc. ("Franklin")

INVESTMENT OBJECTIVE:             To seek long-term growth of capital.

INVESTMENT STRATEGIES:            The portfolio invests, under normal market
                                  conditions, at least 80% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalizations of the Russell 2000 Growth
                                  Index.

         The Emerging Small Company Trust invests, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Growth Index ("small cap stocks") at the time of purchase. The market capitalizations within the Russell 2000 Growth Index will vary, but as of December 31, 2002, they ranged from approximately $70 million to $1.4 billion. The securities of small cap companies are traded on the New York Stock Exchange, the American Stock Exchange and in the over-the-counter market. Equity securities also include preferred stocks, securities convertible into common stocks, and warrants for the purchase of common stocks.

         The portfolio may also invest up to 20% (measured at the time of purchase) of its total assets in any combination of the following if the investment presents a favorable investment opportunity consistent with the portfolio's investment goal:

         - equity securities of larger capitalization companies which Franklin believes have the potential for strong growth potential, and

         - relatively well-known, larger companies in mature industries which Franklin believes have the potential for capital appreciation.

         Franklin will choose small cap companies that it believes are positioned for above average growth in revenues, earnings or assets. Franklin looks for companies it believes have distinct and sustainable competitive advantages, such as a particular marketing or product niche, proven technology and industry leadership. Franklin uses a disciplined "bottom-up" approach to stock selection, blending fundamental and quantitative analysis. Franklin diversifies the portfolio's assets across many industries, and from time to time may invest substantially in certain sectors, including electronic technology and technology services. Small companies often pay no dividends, and current income is not a factor in the selection of stocks.

         The portfolio may invest up to 5% of its total assets in corporate debt securities that Franklin believes have the potential for capital appreciation as a result of improvements in the creditworthiness of the issuer. Debt securities may include bonds, notes and debentures. The portfolio may invest in both rated and unrated debt securities. The portfolio will only purchase securities rated "B" or above by Moody's or Standard & Poor's (or comparable unrated securities). The portfolio will not invest more than 5% of its total assets in non-investment grade securities (rated lower than "BBB" by Standard & Poor's or "Baa" by Moody's or comparable unrated securities). The receipt of income from debt securities is incidental to the portfolio's investment goal of capital growth.

         The portfolio may invest up to 25% of its total assets in foreign securities, including those of developing or undeveloped markets, and sponsored or unsponsored American, European and Global Depositary Receipts. The portfolio currently intends to limit its investments in foreign securities to 10% of its total assets.

         The portfolio may also invest up to 10% of its total assets in real estate investment trusts ("REITS"). See "Real Estate Securities Trust" below for a discussion of REITS and the risks of investing in these trusts.

Use of Hedging and Other Strategic Transactions

         The Emerging Small Company Trust may:

         - write (sell) covered put and call options and may buy put and call options on securities and securities indices, and

         - buy and sell futures and options on futures with respect to securities, indices and currencies.

         See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in small cap equity securities. The risks of investing in equity securities and the risks of investing in small cap (small and medium size companies) securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in internet related companies. The risks of investing in these companies is set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A, C)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 59.08% (for the quarter ended 12/1999) and the lowest return was -26.19% (for the quarter ended 3/2001).

[BAR CHART]

1997       17.1%
1998        0.1%
1999       73.5%
2000       -4.3%
2001      -22.2%
2002      -29.2%

                                   One       Five    Life of    Date First
                                   Year      Years  Portfolio   Available
Emerging Small Company
  Trust Series I                 -29.20%    -1.76%     1.16%    01/01/1997
        Series II                                    -26.62%    01/28/2002

Russell 2000 Growth Index(B)     -30.26%    -6.59%    -3.58%

(A) Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio.

(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISERS AND PORTFOLIO MANAGERS

         Franklin Advisers, Inc. manages the Emerging Small Company Trust. Franklin Advisers is a wholly-owned subsidiary of Franklin Resources, Inc., referred to as Franklin(R) TempletonI(R) Investments, -- located at One Franklin Parkway, San Mateo, California, 94403. Through its subsidiaries, Franklin(R) Templeton(R) provides global and domestic investment management, shareholder, custody and distribution services to the Franklin, Templeton, Mutual Series and Fiduciary products, high net-worth and institutional accounts, as well as separate account management services.

         Today, Franklin Templeton is a major force in the mutual fund industry. As of December 31, 2002, Franklin(R) Templeton(R) had, through its various investment management affiliates, combined assets under management of $258 billion.

         The portfolio is managed by the following portfolio management team:

         - Edward Jamieson (since May, 1999). Mr. Jamieson joined Franklin Templeton Investments in 1987. He is Chief Investment Officer of the Franklin Equity Group.

         - Michael McCarthy (since May, 1999). Mr. McCarthy joined Franklin Templeton Investments in 1992. He is a Chartered Financial Analyst.

         - Aidan O'Connell (since May, 1999). Mr. O'Connell joined Franklin Templeton Investments in 1998. Before joining Franklin Templeton, Mr. O'Connell was a research associate and a corporate finance associate at Hambrecht & Quist.

         - Avi Satwalekar (since January 2002). Mr. Satwalekar joined Franklin Templeton Investments in 1996. Before joining Franklin Templeton, Mr. Satwalekar worked for DSP Merrill Lynch in the debt origination group. He is a Chartered Financial Analyst.

MID CAP STOCK TRUST

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:            To seek long-term growth of capital.

INVESTMENT STRATEGIES:           The portfolio invests primarily in equity
                                 securities of mid-sized companies with
                                 significant capital appreciation potential.

         Wellington Management seeks to achieve the Trust's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. The Trust tends to invest in companies whose capitalization is similar to the market capitalization of companies in the Russell Mid Cap Index.

         Wellington Management's investment approach while based primarily on proprietary fundamental analysis, may also be shaped by secular and industry themes. Fundamental analysis involves the assessment of a company through such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues and other related measures of value. In analyzing companies for investment, Wellington Management looks for, among other things, a strong balance sheet, strong earnings growth, attractive industry dynamics, strong competitive advantages (e.g., great management teams), and attractive relative value within the context of a security's primary trading market. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive. The Mid Cap Stock Trust may invest up to 10% of its assets in foreign securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- To the extent that the portfolio emphasizes a mid-capitalization growth style, the portfolio may underperform in markets that favor other styles.

Performance(B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.74% (for the quarter ended 12/2001) and the lowest return was -23.64% (for the quarter ended 3/2001).

[BAR CHART]

2000     -4.0%
2001    -11.0%
2002    -22.6%

                                   One     Life of    Date First
                                   Year   Portfolio   Available
Mid Cap Stock Trust-Series I     -22.56%   -10.44%    05/01/1999
                    Series II              -21.62%    01/28/2002

Russell Midcap Growth Index(A)   -27.41%   -8.72%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

         The Portfolio Manager is:

         - Michael Carmen (since April, 2000). Mr. Carmen, Senior Vice President of Wellington Management, joined Wellington Management in 1999 as an equity portfolio manager. Prior to joining Wellington Management, Mr. Carmen was an equity portfolio manager at Kobrick Funds (1997-1999), State Street Research and Management (1992-1996, 1997) and Montgomery Asset Management (1996). He is a Chartered Financial Analyst.

NATURAL RESOURCES TRUST (AVAILABLE FOR SALE EFFECTIVE MAY 5, 2003)

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:             To seek long-term total return

INVESTMENT STRATEGIES:            The portfolio invests, under normal market
                                  conditions, primarily in equity and equity-related securities of natural resource-related companies worldwide.

         Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies. The portfolio seeks to invest in companies that are expected to benefit from rising demand for natural resources and natural resource-based products and services. The portfolio invests in four major areas:
1) energy, 2) metals and mining, 3) forest products and 4) other natural resource-based companies which are described below.

         Energy. The energy sector includes companies engaged in exploration, extraction, servicing, processing, distribution and transportation of oil, natural gas and other energy sources.

         Metals and Mining. The metals and mining sector includes companies engaged in exploration, mining, processing, fabrication, marketing or distribution of precious and non-precious metals and minerals.

         Forest Products. The forest products sector includes timber, pulp and paper product companies.

         Other Natural Resources-Based Companies. The other natural resources area consists of companies engaged in producing, processing and distributing agricultural products, fertilizer, and miscellaneous raw materials.

         The portfolio's "normal" allocation across the natural resources sub-sectors is approximately:

         -        60% - Energy and energy related

         -        30% - Metals and mining

         - 10% - Forest products, miscellaneous commodities companies, and non-ferrous metals.

         The "normal" sub-sector allocation reflects Wellington Management's view on availability and relative attractiveness of investment opportunities within the natural resources sector. The portfolio's sector allocation might differ significantly from this "normal" allocation at any specific point in time.

         Wellington Management uses a value-based approach to invest in a broad range of natural resources sectors. Wellington Management utilizes a moderate rotation among sectors in conjunction with bottom-up stock selection. Under normal market conditions, the portfolio is fully invested.

         Natural resources companies often operate in countries that are different from the country in which their securities trade. Country allocation is primarily a result of the sector and security selection; however, a key element of Wellington Management's analysis is understanding the economic and political dynamics of each of these countries. The portfolio may invest without limitation in foreign securities. The portfolio utilizes currency hedging to protect the value of the portfolio's assets when Wellington Management deems it advisable to do so.

         Wellington Management utilizes fundamental research to identify companies with the best growth prospects and relative values. A large number of companies worldwide in the relevant sub-sectors are monitored and stocks are added or deleted from the portfolio on the basis of relative attractiveness. Wellington Management uses a variety of tools such as income statement and balance sheet analysis, cash flow projections and asset value calculations to analyze companies. Particularly in the oil and gas industry, specific accounting issues play an important role.

         Benchmark. The custom natural resources benchmark will consist of: 60% MSCI World Energy Sources and Equipment & Services, 30% MSCI World Metals and Mining and 10% MSCI World Forest Products & Paper.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity and equity-related securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests in natural resource related companies which involves special risks. For example, these companies may be affected by international political and economic developments, energy conservation, success of exploration projects, tax and other government regulations

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is nondiversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

Performance is not provided since the portfolio commenced operations in May, 2003.

SUBADVISER AND PORTFOLIO MANAGERS

         Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

         The Portfolio Managers are:

         - James A. Bevilacqua (since May, 2003). Mr. Bevilacqua, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1994. Mr. Bevilacqua is responsible for managing energy and natural resource portfolios for institutional investors worldwide. Jim received both a BS (1988) and an MS (1989) in Aeronautics and Astronautics from the Massachusetts Institute of Technology, and an MBA from Stanford Graduate School of Business (1994).

         - Karl E. Bandtel (since May, 2003). Mr. Bandtel, Senior Vice President and Equity Portfolio Manager of Wellington Management, joined the firm in 1990. Mr. Bandtel is also responsible for managing energy and natural resource portfolios for institutional clients worldwide. Mr. Bandtel received his BS degree in Business from the University of Wisconsin in 1988, and then earned his MS in Finance from the University of Wisconsin in 1990. Mr. Bandtel joined Wellington Management upon completion of graduate school.

FINANCIAL SERVICES TRUST

SUBADVISER: Davis Advisors ("Davis")

INVESTMENT OBJECTIVE:            To seek growth of capital.

INVESTMENT STRATEGIES:           The portfolio invests primarily in common
                                 stocks of financial services companies.
                                 During normal market conditions, at least
                                 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in companies that are principally engaged in financial services. A company is "principally engaged" in financial services if it owns financial services-related assets constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.

         Companies in the financial services industry include commercial banks, industrial banks, savings institutions, finance companies, diversified financial services companies, investment banking firms, securities brokerage houses, investment advisory companies, leasing companies, insurance companies and companies providing similar services. The portfolio may also invest in other equity securities and in foreign and fixed income securities.

         Davis uses the Davis investment philosophy in managing the Financial Services Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for banking and financial services companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

         -        First-class management

         -        Management ownership

         -        Strong returns on capital

         -        Lean expense structure

         - Dominant or growing market share in a growing market

         -        Proven record as an acquirer

         -        Strong balance sheet

         -        Competitive products or services

         -        Successful international operations

         -        Innovation

         The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Financial Services Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

         - securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act.; and

         -        cash.

         When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio concentrates its investments in securities of companies engaged in the financial services industries, a comparatively narrow segment of the economy, and may therefore experience greater volatility than funds investing in a broader range of industries. Moreover, a portfolio which concentrates its investments in a particular sector is particularly susceptible to the impact of market, economic, regulatory and other factors affecting that sector. The risks of investing in the banking and financial services industries are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.85% (for the quarter ended 12/2001) and the lowest return was -15.36% (for the quarter ended 9/2002).

[BAR CHART]

2002    -17.9%

                                         One      Life of     Date First
                                         Year    Portfolio    Available
Financial Services Trust Series I      -17.88%    -14.86%     4/30/2001
                         Series II                -16.90%     1/28/2002

Lipper Financial Services Avg. Funds
  Classification(A)                    -11.76%     -7.75%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Davis Advisors ("Davis") was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. As of December 31, 2002, Davis managed assets of more than $32 billion. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

         The Portfolio Managers are:

         - Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

         - Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

INTERNATIONAL SMALL CAP TRUST

SUBADVISER: Templeton Investment Counsel, LLC ("Templeton")

INVESTMENT OBJECTIVE:            To seek long-term capital appreciation.

INVESTMENT STRATEGIES:           The Portfolio invests primarily in the common
                                 stock of smaller companies outside the U.S.

         Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities issued by foreign companies which have total stock market capitalizations or annual revenues of $1.5 billion or less ($2 billion or less effective August 1, 2003) ("small company securities").

         The portfolio may invest in small company securities in emerging markets. In some emerging markets, the Portfolio may invest in companies that qualify as smaller companies but that still are among the largest in the market. The Portfolio may also invest a portion of its assets in the equity securities of larger foreign companies.

         An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks, preferred stocks and convertible securities are examples of equity securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (which are what they can be converted into).

         The Portfolio may invest more than 25% of its assets in the securities of issuers located in any one country. At least 65% of the portfolio's total assets are normally invested in foreign securities representing a minimum of three countries (other than the United States).

         When choosing equity investments for this Portfolio, the manager applies a "bottom up", value-oriented, long-term approach, focusing on the market price of a company's securities relative to the manager's evaluation of the company's long-term earnings, asset value and cash flow potential. The manager also considers a company's price/earnings ratio, profit margins and liquidation value.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in foreign securities, especially securities of small companies. The risks of investing in foreign securities, equity securities and small companies are set forth below under "Risks of Investing in Certain Types of Securities."

- Because the portfolio invests primarily in foreign securities, which are generally riskier investments than U.S. securities investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. small companies.

- The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the Subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

Performance (B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 58.65% (for the quarter ended 12/1999) and the lowest return was -22.36% (for the quarter ended 9/2001).

[BAR CHART]

1997             0.8%
1998            11.9%
1999            84.9%
2000           -29.2%
2001           -31.1%
2002           -16.7%

                                                         One          Five        Life of         Date First
                                                         Year         Years      Portfolio        Available
International Small Cap Trust
     Series I                                           -16.73%       -3.41%       -1.13%         03/04/1996
     Series II                                                                    -17.09%         01/28/2002

MSCI World ex-US Index (A)                              -15.51%       -2.44%      -0.55%

(A) The return of the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of month end.

(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Templeton, located at 500 East Broward Blvd., Suite 2100, Ft. Lauderdale, FL 33394, has been in the business of providing investment advisory services since 1954. As of December 31, 2002, Templeton and its affiliates manage over $258 billion in assets. Templeton Investment Counsel, LLC is an indirect wholly owned subsidiary of Franklin Resources, Inc.

         The portfolio is managed by the following two portfolio managers:

         - Cindy Sweeting (since May, 2003). Ms. Sweeting joined the Templeton in 1997 and is currently an Executive Vice President. She is a Chartered Financial Analyst (CFA) Chartholder.

         - Tucker Scott (since May, 2003). Mr. Scott joined Templeton in 1996 and is currently a Senior Vice President. He is a Chartered Financial Analyst (CFA) Chartholder.

GLOBAL EQUITY TRUST

SUBADVISER: Putnam Investment Management, L.L.C. ("Putnam")

INVESTMENT OBJECTIVE:     To seek long-term capital appreciation.

INVESTMENT STRATEGIES:    The portfolio invests, under normal market conditions,
                          at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Under normal market conditions, the portfolio will invest in at least three different countries, including the U.S.

         Putnam looks for companies with stock prices that it believes reflect a lower value than the value Putnam places on the business and for factors that it believes will cause the stock price to increase toward that latter value. The portfolio may invest in companies of any size but emphasizes mid- and large-capitalization companies.

         To determine whether a company is located in a particular country, Putnam looks at the following factors:

         -        where the company's securities trade;

         -        where the company is located or organized; or

         -        where the company derives its revenues or profits.

         In selecting portfolio securities to buy and sell, Putnam considers, among other factors, a company's financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.

         The Global Equity Trust will invest in foreign securities (including emerging market securities) and will have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         The Global Equity Trust may also invest in preferred stock, convertible securities and debt securities and may engage in a variety of transactions involving futures, options, warrants and swap contracts. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The Global Equity Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Global Equity Trust may invest primarily in debt securities, preferred stocks, U.S. Government and agency obligations, cash, money market instruments (including repurchase agreements) or any other securities considered by Putnam to be consistent with defensive strategies. When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

         - The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

         - The portfolio will invest in foreign securities (including emerging market securities). The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

         - The portfolio may invest in equity securities of small and medium-sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance (A,B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 16.79% (for the quarter ended 12/1998) and the lowest return was -16.96% (for the quarter ended 9/2001).

[BAR CHART]

1993            32.9%
1994             1.7%
1995             7.7%
1996            12.6%
1997            20.8%
1998            12.2%
1999             3.7%
2000            12.2%
2001           -16.1%
2002           -19.1%

                                                         One          Five         Ten         Life of         Date First
                                                         Year         Years       Years       Portfolio        Available
Global Equity Trust
     Series I                                           -19.11%       -2.39%        5.79%                      03/18/1988
     Series II                                                                                 -17.33%         01/28/2002

MSCI World Index                                        -19.54%       -1.76%       -6.69%

(A) Effective October 1, 1996 and April 30, 2001, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Putnam has been managing mutual funds since 1937 and is one of America's oldest and largest money management firms. Putnam serves as the investment manager for the funds in the Putnam family of funds. Putnam and its affiliates manage over $250 billion in assets as of December 31, 2002. Putnam is located at One Post Office Square, Boston, Massachusetts 02109.

         The Portfolio Manager is:

         - Paul Warren (since May, 2001). Mr. Warren is Managing Director, Director of the Global Core Equity product team at Putnam. Prior to joining Putnam in 1997, he was Director, Market Specialist for Japan for IDS Fund Management/Pilgrim Baxter Asia LLC.

         Paul Warren is assisted by the Putnam Global Core Equity Team.

STRATEGIC GROWTH TRUST

SUBADVISER: Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:           To seek capital appreciation.

INVESTMENT STRATEGIES:          The portfolio invests, under normal market
                                conditions, at least 65% of its total assets in common stocks and related securities (such as preferred stocks, bonds, warrants or rights convertible into stock and depositary receipts for these securities) of companies which MFS believes offer superior prospects for growth.
                                Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

         MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented portfolios (such as the Strategic Growth Trust) that it advises. This means that securities are selected based upon fundamental analysis (such as an analyst of earnings, cash flows, competitive position and managements' abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts.

         In managing the portfolio, MFS seeks to purchase securities of companies which MFS considers well-run and poised for growth. MFS look particularly for companies which demonstrate:

         - a strong franchise, strong cash flows and a recurring revenue stream

         - a solid industry position, where there is potential for high profit margins-- substantial barriers to new entry in the industry

         -        a strong management team with a clearly defined strategy

         -        a catalyst which may accelerate growth

         The portfolio may invest in foreign securities, including depositary receipts, dollar denominated foreign debt securities and emerging market securities, through which it may have exposure to foreign currencies.

         The Strategic Growth may also invest to a limited extent in: (a) fixed income securities, (c) U.S. Government Securities, (d) variable and floating rate obligations, (e) zero coupon bonds, deferred interest bonds and PIK bonds,
(f) investment companies, (g) restricted securities, (h) short sales and short sales against the box, (i) indexed securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The portfolio may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio invests extensively in the securities of companies which the Subadviser believes are poised for growth. The price of such securities in certain economic, political or market conditions may fall to a greater extent than a decline in the overall equity markets (e.g., as represented by the Standard and Poor's Composite 500 Index).

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in securities traded in the over-the-counter markets which involves risks in addition to those associated with transaction in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The value of these stocks may be more volatile than exchange-listed stocks, and the portfolio may experience difficulty in establishing or closing out positions in these stocks at prevailing market prices.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 19.39% (for the quarter ended 12/2001) and the lowest return was -23.91% (for the quarter ended 9/2001).

Performance (A)

[BAR CHART]

2002    028.0%

                                                          One         Life of         Date First
                                                          Year       Portfolio        Available
Strategic Growth Thrust Series I                        -28.04%       -23.84%         04/30/2001
                        Series II                                    -25.05%         01/28/2002

Russell 1000 Growth Index                               -27.89%       -23.20%

(A) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Massachusetts Financial Services Company ("MFS") is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). Net assets under the management of the MFS organization were approximately $112.5 billion as of December 31, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

         The Portfolio Manager is:

         - S, Irfan Ali (since May, 2001). Mr. Ali is a Senior Vice President of MFS and has been employed by MFS since 1993. Mr. Ali has managed the MFS Strategic Growth Fund since 1999.

QUANTITATIVE ALL CAP TRUST (AVAILABLE FOR SALE EFFECTIVE MAY 5, 2003)

SUBADVISER:   MFC Global Investment Management (U.S.A.) Limited. ("MFC GLOBAL
             (U.S.A.)")
INVESTMENT OBJECTIVE:     To seek long-term growth of capital.

INVESTMENT STRATEGIES:    The portfolio seeks to achieve its objective by
                          investing, under normal circumstances, primarily in equity securities of U.S. companies. The portfolio will generally focus on equity securities of U.S.
                          companies across the three market capitalization ranges of large, mid and small.

         MFC Global ("U.S.A.") ranks stocks based on financial attributes, including earnings, valuation, growth and momentum using quantitative analysis. (Quantitative Analysis is the process of determining the value of a security by examining its numerical, measurable characteristics such as revenues, price, earnings, valuation and growth and by performing statistical and numerical analysis on this characteristic data.) The management team will then use fundamental analysis to identify large, mid and small cap companies with strong industry position, leading market share, proven management and strong financials. Stocks meeting both fundamental and quantitative analysis will be considered for the portfolio.

         The Quantitative All Cap Trust may invest to a limited extent in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date. Investments in foreign securities may include depositary receipts.

         The Quantitative All Cap Trust may also invest to a limited extent in fixed income securities including money market instruments.

         The portfolio may invest in or use the following derivatives for hedging purposes in a manner consistent with the investment objectives of the Fund and as permitted by applicable securities legislation: buying futures and S&P Depository Receipts. Such use would include the hedging of significant cash flows into or out of the portfolio.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest to a limited extent in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest to a limited extent in fixed income securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance

Performance is not provided since the portfolio commenced operations in May, 2003.

SUBADVISER AND PORTFOLIO MANAGERS

         MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, including Elliott & Page Limited and Manulife Asset Management (Hong Kong) Limited (formerly known as Manulife Funds Direct (Hong Kong) Limited, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

         The Portfolio Managers are:

         - Mark Schmeer (since May, 2003). Mr. Schmeer joined MFC Global in August of 1995. He is Vice President and Managing Director of North American Equities at MFC Global. Prior to August of 1995, Mr. Schmeer was Vice President of Sun Life Investment Management, where he served from 1993 to August 1995. He holds the Chartered Financial Analyst designation, and graduated from Boston College with an MA in Economics.

         - Harpreet Singh (since May, 2003). Mr. Singh joined MFC Global in August of 2000. He is Assistant Vice President and Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global in 2000, Mr. Singh was Quantitative Analyst at Standish, Ayer & Wood Inc. Mr. Singh graduated with an MBA from Bentley College and a B. Tech (Chemical Engineering) from Indian Institute of Technology.

         - Chris Hensen (since May, 2003). Mr. Hensen joined MFC Global in July of 1995. He is Assistant Vice President and Portfolio Manager of U.S. Equities at MFC Global. Mr. Hensen holds the Chartered Financial Analyst designation and is a graduate of York University with a BBA and an MBA.

         - Rhonda Chang (since May, 2003). Ms. Chang joined MFC Global in 1994 as research analyst with the U.S. equity team and was promoted to portfolio manager in 1996. She is now Assistant Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global in 1994, Ms. Chang was an investment analyst with AIG Global Investors. She holds the Chartered Financial Analyst designation and graduated from York University with an MBA.

         - Robert Lutzko (since May, 2003). Mr. Lutzko joined MFC Global in September of 1995. He is Vice President and Senior Portfolio Manager of U.S. Equities at MFC Global. Prior to joining MFC Global in 1995, Mr. Lutzko was Portfolio Manager U.S. Equities, managing both U.S. Large-Cap and Small-Cap investments at the Workers Compensation Board's Investment Management division. Mr. Lutzko holds the Chartered Financial Analyst designation and is a graduate of Sheridan College (Computer Science).

         - Brett Hryb (since May, 2003). Mr. Hryb joined MFC Global in March of 1993. He is a Portfolio Manager of U.S. Equities at MFC Global. Mr. Hyrb holds the Chartered Financial Analyst designation and is a graduate of McMaster University (B.Comm).

BLUE CHIP GROWTH TRUST

SUBADVISER:   T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:           To provide long-term growth of capital. Current
                                income is a secondary objective.

INVESTMENT STRATEGIES:          The portfolio invests at least 80% of its net
                                assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

         The Blue Chip Growth Trust invests under normal market conditions, at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies. These are firms that in T. Rowe Price's view, are well established in their industries and have the potential for above-average earnings growth.

         In identifying blue chip companies, T. Rowe Price generally considers the following characteristics:

         Leading market positions. Blue chip companies often have leading market positions that are expected to be maintained or enhanced over time. Strong positions, particularly in growing industries, can give a company pricing flexibility as well as the potential for good unit sales. These factors, in turn, can lead to higher earnings growth and greater share price appreciation.

         Seasoned management teams. Seasoned management teams with a track record of providing superior financial results are important for a company's long-term growth prospects. T. Rowe Price analysts will evaluate the depth and breadth of a company's management experience.

         Strong financial fundamentals. Companies should demonstrate faster earnings growth than their competitors and the market in general; high profit margins relative to competitors; strong cash flow; a healthy balance sheet with relatively low debt; and a high return on equity with a comparatively low dividend payout ratio.

         T. Rowe Price evaluates the growth prospects of companies and the industries in which they operate. T. Rowe Price seeks to identify companies with strong market franchises in industries that appear to be strategically poised for long-term growth. This investment approach reflects T. Rowe Price's belief that the combination of solid company fundamentals (with emphasis on the potential for above-average growth in earnings or operating cash flow) along with a positive industry outlook will ultimately reward investors with strong investment performance. While primary emphasis is placed on a company's prospects for future growth, the portfolio will not purchase securities that, in
T. Rowe Price's opinion, are overvalued considering the underlying business fundamentals. In the search for substantial capital appreciation, the portfolio looks for stocks which are attractively priced relative to their anticipated long-term value. Some of the companies T. Rowe Price targets will have good prospects for dividend growth.

         Most of the assets of the portfolio are invested in U.S. common stocks. However, the portfolio may also purchase other types of securities, for example,
(i) U.S. and non-U.S. dollar denominated foreign securities (up to 20% of its total assets) including ADRs, (ii) convertible stocks and bonds, and (iii) warrants. Investments in convertible securities, preferred stocks and debt securities are limited to 25% of total assets.

         The Blue Chip Growth Trust may invest in debt securities of any type without regard to quality or rating. Such securities would be issued by companies which meet the investment criteria for the portfolio but may include non-investment grade debt securities (junk bonds). The portfolio will not purchase a non-investment-grade debt security if, immediately after such purchase, the portfolio would have more than 5% of its total assets invested in such securities.

         The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions

         The Blue Chip Growth Trust may also engage in a variety of investment management practices, such as buying and selling futures and options and is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest up to 10% of its total assets in hybrid instruments, which are a type of high-risk derivative which can combine the characteristics of securities, futures and options. The Statement of Additional Information contains a description of these strategies and of certain risks associated therewith.

         In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities and to a limited extent in fixed income securities. The risks of investing in equity securities and fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest to a limited extent in fixed income securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

- During periods when growth stocks are not in favor with other investors, the portfolio may not perform as well as a portfolio that invests in value stocks that can cushion share prices in a down market.

-        The portfolio may invest up to 20% of its assets in foreign securities.
         The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest up to 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Performance (A,B,D)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 24.80% (for the quarter ended 12/1998) and the lowest return was -17.09% (for the quarter ended 3/2001).

[BAR CHART]

1993              -3.8%
1994              -4.8%
1995              26.5%
1996              25.9%
1997              26.9%
1998              28.5%
1999              19.4%
2000              -2.8%
2001             -14.6%
2002             -24.3%

                                                          One         Five         Ten         Life of         Date First
                                                          Year        Years       Years       Portfolio        Available
Blue Chip Growth Trust
     Series I                                           -24.26%       -0.71%       5.98%                       12/11/1992
     Series II                                                                                 -22.86%         01/28/2002

S&P 500 Index (1)                                       -22.10%       -0.59%       9.33%

(A) Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B) Since June 1, 2000, a portion of the Blue Chip Growth Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(1) The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(D) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         T. Rowe Price manages the Blue Chip Growth Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.

         The portfolio is managed by an investment advisory committee chaired by:

         -        Larry J. Puglia (since October, 1996). Mr. Puglia, who joined
                  T. Rowe Price in 1990, is a Vice President of T. Rowe Price and has been managing investments since 1993. He is a Chartered Financial Analyst and a Certified Public Accountant.

         The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

UTILITIES TRUST

SUBADVISER:    Massachusetts Financial Services Company ("MFS")

INVESTMENT OBJECTIVE:     To seek capital growth and current income (income
                          above that available from a portfolio invested entirely in equity securities).

INVESTMENT STRATEGIES:    The portfolio invests, under normal market conditions,
                          at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies.

         MFS considers a company to be in the utilities industry if, at the time of investment, MFS determines that a substantial portion (i.e., at least 50%) of the company's assets or revenues are derived from one or more utilities. Securities in which the portfolio invests are not selected based upon what sector of the utilities industry a company is in (i.e., electric, gas telecommunications) or upon a company's geographic region.

         Equity Investments. The portfolio may invest in equity securities, including common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (including the equity portion of the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the portfolio manager of the portfolio and MFS' large group of equity research analysts. In performing this analysis and selecting securities for the portfolio, MFS places particular emphasis on each of the following factors:

         -        the current regulatory environment;

         -        the strength of the company's management team; and

         - the company's growth prospects and valuation relative to its long-term potential.

         Equity securities may be listed on a securities exchange or traded in the over-the-counter markets.

         As noted above, the portfolio's investments in equity securities include convertible securities. A convertible security is a security that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security generally provides:

         -        a fixed income stream, and

         - the opportunity, through its conversion feature, to participate in an increase in the market price of the underlying common stock.

         Fixed Income Investments. The portfolio invests in the following fixed income securities:

         - corporate bonds, which are bonds or other debt obligations issued by corporations or similar entities, including up to 20% of its total assets lower rated bonds, commonly known as junk bonds (see "Other Risks of Investing -- Lower Rated Fixed Income Securities" for further information on these securities.)

         - mortgage-back securities and asset-back securities, see "Other Risks of Investing -- Asset Back Securities/ Mortgage Backed Securities" for further information on these securities.)

         - U.S. government securities, which are bonds or other debt obligations issued by, or whose principal and interest payments are guaranteed by, the U.S. government or one of its agencies or instrumentalities.

         In selecting fixed income investments for the portfolio, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fixed income portion of the fund) as a tool in making or adjusting the fund's asset allocations to these various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.

         Foreign Securities. The portfolio may invest up to 35% of its total assets in foreign securities (including emerging markets securities, Brady bonds and depositary receipts) such as:

         - Equity securities of foreign companies in the utilities industry,

         - Fixed income securities of foreign companies in the utilities industry,

         -        Fixed income securities issued by foreign governments.

         The portfolio may have exposure to foreign currencies through its investments in foreign securities, its direct holdings of foreign currencies, or through its use of foreign currency exchange contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date.

         General. The Utilities Trust may also invest to a limited extent in:
(a) municipal bonds, (b) variable and floating rate obligations, (c) zero coupon bonds, deferred interest bonds and PIK bonds, (d) investment companies, (e) restricted securities and (f) indexed/structured securities. These investment techniques and practices are described further in the prospectus under "Additional Investment Policies and Transactions" and in the Statement of Additional Information.

         The Utilities Trust may engage in active and frequent trading to achieve its principal investment strategies which will increase transaction costs.

Use of Hedging and Other Strategic Transactions

         The Utilities Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions" (except swaps and related derivative instruments).

Principal Risks of Investing in this Portfolio

- The portfolio's investment performance will be closely tied to the performance of utility companies. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including:

         -- risks of increases in fuel and other operating costs;

         -- restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations;

         -- coping with the general effects of energy conservation;

         -- technological innovations which may render existing plans, equipment or products obsolete;

         -- the potential impact of natural or man-made disasters;

         -- difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions;

         -- the high cost of obtaining financing during periods of inflation;

         -- difficulties of the capital markets in absorbing utility debt and equity securities; and

         -- increased competition.

         Furthermore, there are uncertainties resulting from certain telecommunications companies' diversification into new domestic and international businesses as well as agreements by many such companies linking future rate increases to inflation or other factors not directly related to the active operating profits of the enterprise. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the portfolio than on a portfolio with a more broadly diversified portfolio.

- The value of utility company securities may decline because governmental regulation controlling the utilities industry can change. This regulation may prevent or delay the utility company from passing along cost increases to its customers. Furthermore, regulatory authorities may not grant future rate increases. Any increases granted may not be adequate to permit the payment of dividends on common stocks.

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

- The portfolio invests in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in fixed income securities include, including non-investment grade fixed income securities, mortgage-backed and asset-backed securities and collateralized mortgage obligations. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Securities."

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.05% (for the quarter ended 12/2002) and the lowest return was -17.95% (for the quarter ended 9/2001).

Performance (A)

[BAR CHART]

2002           -23.5%

                                                          One       Life of         Date First
                                                          Year     Portfolio        Available
Utilities Trust Series I                                -23.46%     -28.44%         04/30/2001
                Series II                                           -19.04%         01/28/2002

S&P Utilities Index                                     -29.99%     -34.41%

(A) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is an indirect subsidiary of Sun Life Assurance Company of Canada (an insurance company). Net assets under the management of the MFS organization were approximately $112.5 billion as of December 31, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

         The Portfolio Manager is:

         - Maura A. Shaughnessy (since May, 2001). Ms. Shaughnessy is a Senior Vice President of MFS and has been employed by MFS since 1991. Ms. Shaughnessy has managed the MFS Capital Opportunities Fund since 1999 and the MFS Utilities Fund since 1992.

REAL ESTATE SECURITIES TRUST

SUBADVISER: Deutsche asset management, inc ("DeAM")

INVESTMENT OBJECTIVE:      To seek to achieve a combination of long-term capital
                           appreciation and current income.

INVESTMENT STRATEGIES:     The portfolio invests, under normal market
                           conditions, at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate companies. Equity securities include common stock preferred stock and securities convertible into common stoCK.

         A company is considered to be a real estate company if, in the opinion of DeAM, at least 50% of its revenues or 50% of the market value of its assets at the time its securities are purchased by the portfolio are attributed to the ownership, construction, management or sale of real estate.

         DeAM looks for real estate securities it believes will provide superior returns to the portfolio, and attempts to focus on companies with the potential for stock price appreciation and a record of paying dividends.

         To find these issuers, DeAM tracks economic conditions and real estate market performance in major metropolitan areas and analyzes performance of various property types within those regions. To perform this analysis, it uses information from a nationwide network of real estate professionals to evaluate the holdings of real estate companies and REITs in which the portfolio may invest. Its analysis also includes the companies' management structure, financial structure and business strategy. The goal of these analyses is to determine which of the issuers DeAM believes will be the most profitable to the portfolio. DeAM also considers the effect of the real estate securities markets in general when making investment decisions. DeAM does not attempt to time the market.

         Description of REITs. A REIT invest primarily in income-producing real estate or makes loans to persons involved in the real estate industry.

         Some REITs, called equity REITs, buy real estate and pay investors income from the rents received from the real estate owned by the REIT and from any profits on the sale of its properties. Other REITs, called mortgage REITs, lend money to building developers and other real estate companies and pay investors income from the interest paid on those loans. There are also hybrid REITs which engage in both owning real estate and making loans.

         If a REIT meets certain requirements, it is not taxed on the income it distributes to its investors.

         The portfolio may realize some short-term gains or losses if DeAM chooses to sell a security because it believes that one or more of the following is true:

         -        A security is not fulfilling its investment purpose;

         -        A security has reached its optimum valuation; or

         - A particular company or general economic conditions have changed.

         Based on its recent practices, DeAM expects that the portfolio's assets will be invested primarily in equity REITs. In changing market conditions, the portfolio may invest in other types of REITs.

         Other Investments. When DeAM believes that it is prudent, the portfolio may invest a portion of its assets in other types of securities. These securities may include convertible securities, short-term securities, bonds, notes, securities of companies not principally engaged in the real estate industry, non-leveraged stock index futures contracts and other similar securities. (Stock index futures contracts, can help the portfolio's cash assets remain liquid while performing more like stocks.)

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Real Estate Securities Trust may place all or a portion of its assets in liquid, high grade fixed income securities such as money market instruments, certificates of deposit, commercial paper, short-term corporate debt securities, variable rate demand notes, governments securities and repurchase agreements. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

- Investing in REITs and real estate related securities involves the risks associated with real estate investing, such as declines in real estate values, deterioration in general and local economic conditions and increases in interest rates. Any such developments could negatively affect the securities held by the portfolio and the value of the portfolio may decline. Additional risks associated with investing in securities linked to the real estate market is set forth under "Risks of Investing in Certain Types of Securities."

- REITs and real estate related securities are also subject to the risks associated with financial building projects such as failure of borrowers to repay loans, management skills, heavy cash flow dependency and increases in operating and building expenses. Problems which affect the building projects could negatively affect the securities held by the portfolio and the value of the portfolio may decline.

- Shares of REITs may trade less frequently and, therefore, are subject to more erratic price movements than securities of larger issuers.

- The portfolio may invest in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. The risks associated with investing in foreign securities are set forth under "Risk of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance (A,C)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 11.27% (for the quarter ended 9/1997) and the lowest return was -11.04% (for the quarter ended 9/1998).

[BAR CHART]

1993          22.6%
1994          -2.8%
1995          15.1%
1996          34.7%
1997          18.4%
1998         -16.4%
1999            -8%
2000          25.7%
2001           3.2%
2002           2.6%

                                                         One           Five         Ten        Life of         Date First
                                                         Year          Years       Years      Portfolio        Available
Real Estate Securities
  Trust Series I                                        2.58%          0.45%       8.39%                       04/30/1987
        Series II                                                                               3.05%          01/28/2002

Wilshire Real Estate
  Securities Index                                      2.65%          3.36%       9.97%

Morgan Stanely REIT
  Index (B)                                             3.98%          3.36%        N/A

(A) On November 25, 2002, the portfolio changed its subadviser. Performance reflects results prior to this change. On December 31, 1996, Manulife Series Fund, Inc. merged with the Trust. Performance presented for this portfolio is based upon the performance of the respective predecessor Manulife Series Fund, Inc. portfolio for periods prior to December 31, 1996.

(B) The Morgan Stanley REIT Index commenced on December 31, 1994, therefore the 10 year return period is not applicable for this index.

(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Deutsche Asset Management, Inc. ("DeAM") , located at 280 Park Avenue, New York, New York 10017, is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

         DeAM provides a full range of investment advisory services to retail and institutional clients and as of September 30, 2002 had total assets under management of approximately $97 billion.

         The portfolio managers are:

         -        Karen J. Knudson. Principal, Deutsche Asset Management

                  -        Joined the investment advisor in 1995.

                  -        More than 20 years of investment industry experience.

                  -        MBA, University of California at Berkeley

         -        John F. Robertson. Vice President, Deutsche Asset Management

                  -        Joined the investment advisor in 1996.

                  - Prior to 1996, Assistant Vice President for Lincoln Investment Management responsible for REIT research

                  -        Charter Financial Analyst

         -        John W. Vojticek. Vice President, Deutsche Asset Management

                  -        Joined the investment advisor in 1996.

                  -        Over six years of investment experience

         -        Mark D. Zeisloft. Vice President, Deutsche Asset Management

                  -        Joined the investment advisor in 1996.

                  -        Over twelve years of investment experience

                  -        MBA, University of Chicago

SPECIAL VALUE TRUST (AVAILABLE FOR SALE EFFECTIVE MAY 5, 2003)

SUBADVISER:    Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:      To seek long-term capital growth

INVESTMENT STRATEGIES:     Under normal circumstances, the portfolio invests at
                           least 80% of the value of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of smaller capitalized
                           U.S. companies. Smaller capitalized companies are those whose market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell 2000 Value
                           Index. The size of companies in the index changes with market conditions and the composition of the index. Equity securities include exchange traded and over-the-counter common stocks and preferred shares, debt securities convertible into equity securities and warrants and rights relating to equity securities.

         The subadviser emphasizes individual security selection while spreading the portfolio's investments among industries and sectors. The subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have the best prospects for outperforming its competition. (Quantitative methods are screening mechanisms to identify potential investments and include review of: (a) stock yields, (b) stock prices,
(c) cash flow and (d) rankings.)

         The subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the portfolio's general investment criteria. (Quantitative parameter are the values used to evaluate investments.) In selecting individual securities from within this range, the subadviser looks for "value" attributes, such as:

         -        Low stock price relative to earnings, book value and cash flow

         -        High return on invested capital

         The subadviser also uses quantitative methods to identify catalysts and trends that might influence the portfolio's industry or sector focus, or the subadviser's individual security selection.

Principal Risks of Investing in this Portfolio

         - The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

         - The portfolio invests primarily in small cap companies. The risks of investing in small cap companies are set forth below under "Risks of Investing in Certain Types of Securities."

         - The portfolio invest in value stocks. A value stock may not increase in price, as anticipated by the subadviser, if other investors fail to recognize the company's value and bid up the price or invest in markets favoring faster-growing companies.

Performance

Performance is not provided since the portfolio commenced operations in May, 2003.

SUBADVISER AND PORTFOLIO MANAGERS

         SaBAM is a wholly-owned subsidiary of Citigroup Inc. (Citigroup). SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2002, SaBAM and its worldwide investment advisory affiliates manage approximately $34.2 billion in assets. SaBAM's business offices are located at 399 Park Avenue, New York, NY 10022.

         The Portfolio Managers are:

         -    Peter J. Hable -- Managing Director
              Co-portfolio Manager of the Salomon Brothers Variable Capital Fund Managing Director of Salomon Brothers Asset Management
              20 years of securities business experience
              Employed by Citigroup, Inc or its predecessor firms since 1983
              BS in Economics from Southern Methodist University
              MBA from Wharton School of Finance

         -    Thomas B. Driscoll -- Director
              Employed by Citigroup, Inc or its predecessor firms since 1996 United States Marine Corps -- Major, Naval Aviator
              7 years investment experience
              Member of the Security Analysts of San Francisco
              BA from Drew University
              MBA from the University of California, Davis

MID CAP VALUE TRUST

SUBADVISER:   Lord, Abbett & Co. LLC ("Lord Abbett")

INVESTMENT OBJECTIVE:      To seek capital appreciation.

INVESTMENT STRATEGIES:     The portfolio invests primarily in equity securities
                           which it believes to be undervalued in the marketplace. Under normal market conditions, at least
                           80% of the portfolio's net assets (plus any borrowings for investment purposes) will consist of investments in mid-sized companies, with market capitalizations of approximately $500 million to $10 billion.

         Lord Abbett uses a value approach in managing the Mid Cap Value Trust. It generally tries to identify stocks of companies that have the potential for significant market appreciation due to growing recognition of improvement in their financial results or increasing anticipation of such improvement. In trying to identify these companies, Lord Abbett looks for such factors as:

                  -        Changes in economic and financial environment

                  -        New or improved products or services

                  - Improved efficiencies resulting from new technologies or changes in distribution

                  -        New or rapidly expanding markets

                  - Price increases for the company's products or services

                  -        Changes in management or company structure

                  - Changes in government regulations, political climate or competitive conditions

         The Mid Cap Value Trust may invest up to 10% of its assets in foreign securities and may have exposure to foreign currencies through its investment in these securities, its direct holdings of foreign currencies or through its use of foreign currency exchange contract for the purchase or sale of a fixed quantity of a foreign currency at a future date.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth under "Risks of Investing in Certain Types of Securities."

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.27% (for the quarter ended 12/2001) and the lowest return was -14.75% (for the quarter ended 9/2002).

Performance(A)

[BAR CHART]

2002      -10.1%

                            One       Life of    Data First
                            Year     Portfolio   Available
Mid Cap Value Series I     -10.11%    -3.55%     04/30/2001
              Series II               -7.05%     01/28/2002

Russell Midcap Value Index  -9.65%    -5.60%

(A)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. As of December 31, 2002, Lord Abbett had approximately $48.1 billion in assets under management in more than 40 mutual fund portfolios and other advisory accounts. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

         The Portfolio Managers are:

         - Lord Abbett uses a team of investment managers and analysts acting together to manage the portfolio's investments. Edward K. von der Linde heads the team and the other senior members are Eileen Banko, Howard Hansen and David Builder. Mr. Von der Linde, Partner and Investment Manager, joined Lord Abbett in 1988. Mr. Von der Linde has been in the investment business since 1985. Ms. Banko, Equity analyst joined Lord Abbett in 1990. Mr. Hansen, Investment Manager, joined Lord Abbett in 1994. Mr. Builder, Equity Analyst, joined Lord Abbett in 1998 from Bear Stearns where he served as equity analyst.

ALL CAP VALUE TRUST

SUBADVISER: Lord, Abbett & Co. LLC ("Lord Abbett")

INVESTMENT OBJECTIVE:      To seek capital appreciation.

INVESTMENT STRATEGIES:     The portfolio invests primarily in equity securities
                           of U.S. and multinational companies that Lord Abbett believes are undervalued in all capitalization ranges. Under normal circumstances, the portfolio will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations of at least $5 billion at the time of purchase. Equity securities may include common stocks, preferred stock, convertible securities, warrants, and similar instruments. These are companies that appear underpriced according to certain financial measurements of their intrinsic worth or business prospects (such as price-to-earnings or price to-book ratios).

         In selecting investments, Lord Abbett attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. While there is the risk that an investment may never reach what Lord Abbett thinks is its full value, or may go down in value, Lord Abbett's emphasis on large, seasoned company value stocks may limit the portfolio's downside risk. This is because value stocks are believed to be underpriced, and large, seasoned company stocks tend to be issued by more established companies and less volatile than mid-sized or small company stock. Although small companies may present greater risks than larger companies, they also may present higher potential for attractive long-term returns. Lord Abbett generally sells a stock when it thinks it is no longer a bargain, seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or falls short of Lord Abbett's expectations.

         The All Cap Value Trust may investment up to 10% of its net assets in foreign equity securities. Lord Abbett does not consider ADRs and securities of companies domiciled outside the U.S. but whose principal trading market is in the U.S. to be "foreign securities." Accordingly, such investments are not subject to the 10% limitation on foreign securities.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio employs a value approach. This approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in the securities of small and medium sized companies. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 18.09% (for the quarter ended 12/2001) and the lowest return was -23.92% (for the quarter ended 9/2002).

Performance(A)

[BAR CHART]

2002      -27.8%

                                   One      Life of    Data First
                                   Year    Portfolio   Available
All Cap Value Trust Series I     -27.83%    -17.29%    04/30/2001
                    Series II               -27.63%    01/28/2002

Russell 3000 Value Index         -15.18%    -11.37%

(A)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Lord Abbett was founded in 1929 and manages one of America's oldest mutual fund complexes. As of December 31, 2002, Lord Abbett had approximately $48.1 billion in assets under management in more than 40 mutual fund portfolios and other advisory accounts. Lord Abbett is located at 90 Hudson Street, Jersey City, New Jersey 07302-3973.

         The Portfolio Managers are:

         - Lord Abbett uses a team of investment managers and analysts acting together to manager the portfolio's investments. Robert G. Morris heads the team and the other senior members are Robert P. Fetch, David G. Builder, Daniel H. Frascarelli and Gerard S. E. Heffernan. Mr. Morris, Partner and Director of Equity Investments, joined Lord Abbett in 1991. Mr. Fetch, Partner and Small-Cap Value Senior Investment Manager, joined Lord Abbett in 1995. Mr. Builder, Equity Analyst on the Mid-Cap Value Team, joined Lord Abbett in 1998 from Bear Stearns where he served as an Equity Analyst. Mr. Frascarelli, Partner and Investment Manager, joined Lord Abbett in 1990. Mr. Heffernan, Research Analyst on the Small-Cap Value team, joined Lord Abbett in 1998 from CL Capital Management where he served as Portfolio Manager and Equity Research Analyst.

FUNDAMENTAL VALUE TRUST

SUBADVISER: Davis Advisors ("Davis")

INVESTMENT OBJECTIVE:      To seek growth of capital.

INVESTMENT STRATEGIES:     The portfolio invests, under normal market
                           conditions, primarily in common stocks of U.S.
                           companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

         Davis uses the Davis investment philosophy in managing the Fundamental Value Trust's portfolio. The Davis investment philosophy stresses a back-to-basics approach, using extensive research to select common stocks of quality overlooked growth companies at value prices and holding such securities for the long-term. Davis looks for companies with sustainable growth rates selling at modest price-earnings multiples that it believes will expand as other investors recognize the company's true worth. Davis believes that if a sustainable growth rate is combined with a gradually expanding multiple, these rates compound and can generate above-average returns. Davis searches for companies possessing several of the following characteristics that it believes foster sustainable long-term growth, minimize risk and enhance the potential for superior long-term returns:

         -  First-class management

         -  Management ownership

         -  Strong returns on capital

         -  Lean expense structure

         -  Dominant or growing market share in a growing market

         -  Proven record as an acquirer

         -  Strong balance sheet

         -  Competitive products or services

         -  Successful international operations

         -  Innovation

         The Fundamental Value Trust may also invest to a extent in foreign securities and fixed income securities

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Fundamental Value Trust may place any portion of its assets in:

         - money market instruments (which include commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, repurchase agreements, nonconvertible debt securities and short term obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities);

         - securities of other investment companies (or companies exempted under Section 3(c)(7) of the 1940 Act) that primarily invest in temporary defensive investments, subject to limitations under the 1940 Act; and

         -  cash.

         When the portfolio is in a defensive position or awaiting investment of its assets, the ability to achieve its investment objective will be limited.

Principal Risks of Investing in this Portfolio

         - The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.87% (for the quarter ended 12/2001) and the lowest return was -13.77% (for the quarter ended 9/2001).

[BAR CHART]

2002      -16.2%

                                     One      Life of    Data First
                                     Year    Portfolio   Available
Fundamental Value Trust Series I   -16.20%    -13.40%    04/30/2001
                        Series II             -14.46%    01/28/2002

S&P 500 Index(A)                   -22.10%    -17.72%

Russell 1000 Value Index(A)        -15.52%    -12.04%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(B)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Davis was organized in 1969 and serves as the investment adviser for all of the Davis Funds, other mutual funds and other institutional clients. As of December 31, 2002, Davis managed assets of more than $32 billion. The sole general partner of Davis is Davis Investments, LLC, which is controlled by Christopher C. Davis. Davis is located at 2949 East Elvira Road, Suite 101, Tucson, Arizona 85706.

         The Portfolio Managers are:

         - Christopher C. Davis (since May, 2001). Mr. Davis, Chairman and Chief Executive Officer of Davis and a director and Chief Executive Officer, president or vice president of each of the Davis Funds, is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. He has served as a portfolio manager with Davis since 1995.

         - Kenneth Charles Feinberg (since May, 2001). Mr. Feinberg is co-portfolio manager of the Fundamental Value Trust and the Financial Services Trust. Since joining Davis in 1992, he has co-managed other equity funds advised by Davis and has also served as a research analyst.

GROWTH & INCOME TRUST

 SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

 INVESTMENT OBJECTIVE:     To seek long-term growth of capital and income
                           consistent with prudent investment risk.

 INVESTMENT STRATEGIES:    The portfolio invests primarily in a diversified
                           portfolio of common stocks of U.S. issuers which Wellington Management believes are of high quality.

         Wellington Management believes that high quality is evidenced by:

         -  a leadership position within an industry,

         -  a strong or improving balance sheet,

         -  relatively high return on equity,

         -  steady or increasing dividend payout, and

         -  strong management skills.

         The Growth & Income Trust's investments primarily emphasize dividend-paying stocks of larger companies. The portfolio may also invest in securities convertible into or which carry the right to buy common stocks. These securities include those convertible securities issued in the Euromarket, preferred stocks and debt securities.

         Wellington Management selects portfolio investments on the basis of fundamental analysis, which it utilizes to identify those securities that provide the potential for long-term growth of capital and income. Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and revenues, and other related measures of value. When selecting securities of issuers domiciled outside of the United States, Wellington Management also monitors and evaluates the economic and political climate and the principal securities markets of the country in which each company is located. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

         The Growth & Income Trust invests primarily in securities listed on national securities exchanges, but from time to time it may also purchase securities traded in the over-the-counter market. The Growth & Income Trust may also invest up to 20% of its assets in foreign securities. The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest at most 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Growth & Income Trust may invest up to 100% of its assets in securities which are authorized for purchase by the Investment Quality Bond Trust (excluding non-investment grade securities) or the Money Market Trust. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         The Growth & Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." However, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- Because the portfolio invests primarily in high quality equity securities, it may underperform portfolios invested in more speculative growth securities when these securities are in favor in the market.

Performance(A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 20.16% (for the quarter ended 12/1998) and the lowest return was -17.43% (for the quarter ended 9/2002).

[BAR CHART]

1993       9.6%
1994       2.9%
1995      29.2%
1996      22.8%
1997      32.8%
1998      26.5%
1999      18.9%
2000      -7.1%
2001     -11.3%
2002     -24.3%

                                 One       Five       Ten      Life of     Data First
                                 Year      Years     years    Portfolio    Available
Growth & Income
  Trust Series I               -24.33%    -1.28%     8.34%                 04/23/1991
        Series II                                             -22.83%      01/28/2002

S&P 500 Index                  -22.10%    -0.59%     9.33%


         (1)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

         The Portfolio Manager is:

         - Matthew E. Megargel (since February, 1992). Mr. Megargel, Senior Vice President of Wellington Management, joined Wellington Management in 1983 as a research analyst and took on additional responsibilities as a portfolio manager in 1988. In 1991, he became solely a portfolio manager with Wellington Management. He is a Chartered Financial Analyst.

EQUITY-INCOME TRUST

SUBADVISER: T. Rowe Price Associates, Inc. ("T. Rowe Price")

INVESTMENT OBJECTIVE:      To provide substantial dividend income and also
                           long-term capital appreciation.

INVESTMENT STRATEGIES:     The portfolio invests, under normal circumstances, at
                           least 80% of the portfolio's total assets in equity securities, with 65% in common stocks of established companies paying above-average dividends.

         T. Rowe Price believes that income can contribute significantly to total return over time and expects the portfolio's yield to exceed that of the S&P 500 Index. Dividends can also help reduce the portfolio's volatility during periods of market turbulence and help offset losses when stock prices are falling.

         The Equity-Income Trust tends to take a "value" approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor, but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock's intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company's underlying financial condition and prospects, and to assess the likelihood that a stock's underlying value will be recognized by the market and reflected in its price.

         The Equity-Income Trust will generally consider companies with the following characteristics:

         -  established operating histories;

         -  above-average dividend yield relative to the S&P 500 Index;

         -  low price/earnings ratios relative to the S&P 500 Index;

         -  sound balance sheets and other financial characteristics; and

         - low stock price relative to a company's underlying value, as measured by assets, cash flow or business franchises.

         The Equity-Income Trust may also purchase other types of securities, including:

         - U.S. and non-U.S. dollar denominated foreign securities including ADRs (up to 25% of total assets);

         -  preferred stocks;

         -  convertible stocks, bonds, and warrants; and

         -  municipal securities.

         The portfolio may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade ("junk bonds") fixed income securities. The risks of investing in fixed income securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio invests primarily in equity securities, the risks associated with fixed income securities will not affect the portfolio as much as a portfolio that invests more of its assets in fixed income securities.

         The portfolio holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less.

Use of Hedging and Other Strategic Transactions

         The Equity-Income Trust may also engage in a variety of investment management practices, such as buying and selling futures and options. The portfolio may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The Statement of Additional Information contains more complete description of such instruments and the risks associated therewith.

         In pursuing its investment objective, the portfolio's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the portfolio's management believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

         The Equity-Income Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

- The portfolio's emphasis on stocks of established companies paying high dividends, and its potential investments in fixed income securities, may limit its potential appreciation in a broad market advance. The portfolio's value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

- The portfolio invests primarily in equity securities. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 25% of its assets in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities." Since the portfolio will only invest up to 25% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Performance(A,B,D)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 13.20% (for the quarter ended 6/1999) and the lowest return was -17.40% (for the quarter ended 9/2002).

[BAR CHART]

1994       0.8%
1995      23.7%
1996      19.9%
1997      29.7%
1998       9.2%
1999       3.4%
2000        13%
2001       1.3%
2002     -13.3%

                                One         Five      Life of      Data First
                                Year        Years    Portfolio     Available
Equity-Income Trust Series I   -13.28%     2.31%        9.54%      02/19/1993
                    Series II                         -12.89%      01/28/2002

Russell 1000 Value Index(C)    -15.52%      1.16%      10.29%


(A)Effective October 1, 1996, the portfolio changed its subadviser. Performance reflects results prior to this change.

(B)Since June 1, 2000, a portion of the Equity-Income Trust expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(C)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.

(D) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         T. Rowe Price manages the Equity Income Trust. T. Rowe Price, whose address is 100 East Pratt Street, Baltimore, Maryland 21202, was founded in 1937 by the late Thomas Rowe Price, Jr. T. Rowe Price Group, Inc., a publicly traded financial services holding company, owns 100% of the stock of T. Rowe Price. As of December 31, 2002, T. Rowe Price and its affiliates managed over $140.6 billion for over eight million individual and institutional investor accounts.

         The portfolio is managed by an investment advisory committee chaired by:

         - Brian C. Rogers (since October, 1996). Mr. Rogers, who joined T. Rowe Price in 1982, is a Vice President of T. Rowe Price and has been managing investments since 1983. He is a Chartered Financial Analyst.

         The committee chairman has day-to-day responsibility for managing the portfolio and works with the committee in developing and executing the portfolio's investment program.

HIGH YIELD TRUST

SUBADVISER: Salomon Brothers Asset Management Inc. (""SaBAM")

INVESTMENT OBJECTIVE:      To realize an above-average total return over a
                           market cycle of three to five years, consistent with reasonable risk.

INVESTMENT STRATEGIES:     The portfolio invests, under normal market
                           conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in high yield securities, including corporate bonds, preferred stocks, U.S. Government Securities, mortgage backed securities, loan assignments or participations and convertible securities which have the following ratings (or, if unrated, are considered to be of equivalent quality):

          CORPORATE BONDS, PREFERRED STOCKS AND CONVERTIBLE SECURITIES

RATING AGENCY
-------------------------------------------------
Moody's                              Ba Through C

Standard & Poor's                    BB Through D

         Securities rated less than "Baa" by Moody's or "BBB" by Standard & Poor's are classified as non-investment grade securities and are commonly referred to as "junk bonds." The Portfolio may also invest in investment grade securities.

         The High Yield Trust may invest in foreign bonds and other fixed income securities denominated in foreign currencies, where, in the opinion of the subadviser, the combination of current yield and currency value offer attractive expected returns. Foreign securities in which the portfolio may invest include emerging market securities. The subadviser may utilize futures, swaps and other derivatives in managing the portfolio.

         The High Yield Trust may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in non-investment grade fixed income securities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest its assets in foreign securities including securities of companies in emerging markets. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities." Because the portfolio may invest up to 100% of its assets in foreign securities, which are generally riskier investments than U.S. securities, investing in this portfolio is riskier than investing in a portfolio that invests primarily in U.S. high yield fixed income securities.

- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(1)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.79% (for the quarter ended 6/1997) and the lowest return was -6.52% (for the quarter ended 9/1998).

[BAR CHART]

1997      12.7%
1998       2.8%
1999         8%
2000        -9%
2001      -5.5%
2002      -6.7%

                                One         Five      Life of     Data First
                                Year        Years    Portfolio    Available
High Yield Trust Series I      -6.65%      -2.31%      0.084%     01/01/1997
                 Series II                            -7.42%      01/28/2002

CSFB Global High Yield Bond
  Index(A,B)                    3.11%       1.44%      3.22%


(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(B) For the prior fiscal year, the broad based index was the CSFB High Yield Bond Index. For the current fiscal year the broad based index is Smith Barney High Yield Market Index. This change was made due to a change in the subadviser to the portfolio.

(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Salomon Brothers Asset Management Inc has its principal offices at 399 Park Avenue, New York, New York 10022. Founded in 1963, Salomon Brothers Asset Management Inc managed approximately $34.2 billion in assets under management as of December 31, 2002. Salomon Brothers provides an array of investment services and products to a broad spectrum of clients around the world, including individual and institutional investors. Salomon Brothers has investment offices in 22 countries, research centers in six cities worldwide and employs approximately 200 investment professionals.

         The Portfolio is managed by the Salomon Brothers Asset Management Fixed Income Team. Current members of the team include Peter Wilby, Managing Director, Beth Semmel, Managing Director, Thomas Flanagan, Managing Director and James Craige, Managing Director. John Madden, Vice President serves as the portfolio specialist for the Global high yield team.

STRATEGIC BOND TRUST

SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:      To seek a high level of total return consistent with
                           preservation of capital.

INVESTMENT STRATEGIES:     SaBAM seeks to achieve this objective by investing,
                           under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities.

         The portfolio's assets will be allocated among five sectors of the fixed income market listed below:

         (a) U.S. Government obligations,

         (b) investment grade domestic corporate fixed income securities,

         (c) high yield corporate fixed income securities,

         (d) mortgage-backed securities and

         (e) investment grade and high yield international fixed income securities.

         SaBAM will determine the amount of assets to be allocated to each type of security in which it invests based on its assessment of the maximum level of total return that can be achieved from a portfolio which is invested in these securities without incurring undue risks to principal value based on its analysis of current economic and market conditions and the relative risks and opportunities presented in these markets.

         In making this determination, SaBAM relies in part on quantitative analytical techniques that measure relative risks and opportunities of each type of security. SaBAM also relies on its own assessment of economic and market conditions both on a global and local (country) basis. SaBAM considers economic factors which include current and projected levels of growth and inflation, balance of payment status and monetary policy. The allocation of assets to international debt securities is further influenced by current and expected currency relationships and political and sovereign factors. The portfolio's assets may not always be allocated to the highest yielding securities if SaBAM believes that such investments would impair the portfolio's ability to preserve shareholder capital. SaBAM will continuously review this allocation of assets and make such adjustments as it deems appropriate. The portfolio does not plan to establish a minimum or a maximum percentage of the assets which it will invest in any particular type of fixed income security.

         SaBAM is an affiliate of Citigroup Inc. ("Citigroup"), and in making investment decisions is able to draw on the research and market expertise of Citigroup with respect to fixed income securities.

         The types and characteristics of the U.S. government obligations, mortgage-backed securities, investment grade corporate fixed income securities and investment grade international fixed income securities purchased by the Strategic Bond Trust are set forth in the discussion of investment objectives and policies for the Investment Quality Bond, U.S. Government Securities and Global Bond Trusts, and in the section entitled "Other Instruments" in the Statement of Additional Information. The types and characteristics of the money market securities purchased by the portfolio are set forth in the discussion of investment objectives of the Money Market Trust. Potential investors should review these other discussions in considering an investment in shares of the Strategic Bond Trust. The Strategic Bond Trust may invest without limitation in high yield domestic and foreign fixed income securities and up to 100% of the Strategic Bond Trust's assets may be invested in foreign securities. SaBAM has discretion to select the range of maturities of the various fixed income securities in which the portfolio invests. Such maturities may vary substantially from time to time depending on economic and market conditions.

         The high yield sovereign fixed income securities in which the Strategic Bond Trust may invest are U.S. dollar-denominated and non-dollar-denominated fixed income securities issued or guaranteed by governments or governmental entities of developing and emerging countries. SaBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the portfolio is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan.

         Although SaBAM does not anticipate investing in excess of 75% of the portfolio's assets in domestic and developing country fixed income securities that are rated below investment grade, the portfolio may invest a greater percentage in such securities when, in the opinion of the SaBAM, the yield available from such securities outweighs their additional risks. By investing a portion of the portfolio's assets in securities rated below investment grade, as well as through investments in mortgage-backed securities and international debt securities, as described below, SaBAM seeks to provide investors with a higher yield than a high-quality domestic corporate bond fund with less risk than a fund that invests principally in securities rated below investment grade. Certain of the debt securities in which the portfolio may invest may have, or be considered comparable to securities having, the lowest ratings for non-subordinated debt instruments assigned by Moody's or Standard & Poor's (i.e., rated "C" by Moody's or "CCC" or lower by Standard & Poor's).

         In light of the risks associated with investing in high yield corporate and sovereign debt securities, SaBAM considers various factors in evaluating the credit worthiness of an issue. These factors will typically include:

              CORPORATE DEBT SECURITIES                                   SOVEREIGN DEBT INSTRUMENTS
-----------------------------------------------------------------------------------------------------------------
-   issuer's financial resources                         -   economic and political conditions within the
                                                             issuer's country
-   issuer's sensitivity to economic conditions and
    trends                                               -   issuer's external and overall amount of debt, and
                                                             its ability to pay principal and interest when due

-   operating history of the issuer                      -   issuer's access to capital markets and other sources
                                                             of funding
-   experience and track record of the issuer's
    management                                           -   issuer's debt service payment history

         SaBAM also reviews the ratings, if any, assigned to a security by any recognized rating agencies, although its judgment as to the quality of a debt security may differ from that suggested by the rating published by a rating service. The Strategic Bond Trust's ability to achieve its investment objective may be more dependent on SaBAM's credit analysis than would be the case if it invested in higher quality debt securities.

         The Strategic Bond Trust may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans.

Use of Hedging and Other Strategic Transactions

         The Strategic Bond Trust is currently authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the portfolio.

Principal Risks of Investing in this Portfolio

- Whether the portfolio achieves its investment objective is significantly dependent on the ability of SaBAM to allocate the portfolio effectively among the different investment categories. If SaBAM does not correctly assess the returns that can be achieved from a particular category of assets, the returns for the portfolio could be volatile and the value of the portfolio may decline.

- The portfolio invests substantially all of its assets in fixed income securities, including a significant amount in non-investment grade fixed income securities. The risks of investing in fixed income securities is set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest up to 100% of its assets in foreign securities including securities of companies in emerging markets. Investing in foreign securities increases the risk of investing in the portfolio. However, the ability of the portfolio to spread its investments among the fixed income markets in a number of different countries may reduce the overall level of market risk of the portfolio to the extent it may reduce the portfolio's exposure to a single market. The risks of investing in foreign securities are set forth below under "Risks of Investing in Foreign Securities."

- The portfolio may invest in mortgage-backed securities. Investing in mortgage-backed securities subjects the portfolio to prepayment risk. Prepayments of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the value of the portfolio may decline. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 9.55% (for the quarter ended 6/1995) and the lowest return was -4.04% (for the quarter ended 3/1994).

[BAR CHART]

1994        -6%
1995      19.2%
1996      14.7%
1997        11%
1998       1.3%
1999         2%
2000       7.3%
2001       6.2%
2002       9.0%

                                   One      Five        Life of    Data First
                                   Year     Years      Portfolio   Available
Strategic Bond Trust Series I     8.96%     5.18%        7.27%     02/19/1993
                     Series II                           7.46%     01/28/2002

Lehman Brothers aggregate
  Bond Index(A)                  10.27%     7.54%        7.25%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for this index is only provided as of a month end.

(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.

SUBADVISER AND PORTFOLIO MANAGERS

         SaBAM is a wholly-owned subsidiary of Citigroup. SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2002, SaBAM and its worldwide investment advisory affiliates manage approximately $34.2 billion in assets. SaBAM's business offices are located at 399 Park Avenue, New York, NY 10022.

         In connection with SaBAM's service as Subadviser to the Strategic Bond Trust, SaBAM's London-based affiliate, Citigroup Asset Management Limited ("Citigroup Limited"), whose business address is Canada Square, London, E145LB, England, provides certain advisory services to SaBAM with regard to currency transactions and investments in non-dollar denominated debt securities for the benefit of the Strategic Bond Trust. Citigroup Limited is compensated by SaBAM at no additional expense to the Strategic Bond Trust. Citigroup Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Citigroup. Citigroup Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

         The Portfolio Manager is:

         - Roger Lavan (since February, 1993). Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.

         Assisted by:

         - David Scott (since January, 1995). Mr. Scott is Managing Director and a Senior Portfolio Manager with Citigroup Limited in London with primary responsibility for managing long-term global bond portfolios. He also plays an integral role in developing strategy. Mr. Scott manages currency transactions and investments in non-dollar denominated securities for the Strategic Bond Trust.

         - Peter Wilby (since February, 1993). Mr. Wilby, who joined SaBAM in 1989, is a Managing Director and Senior Portfolio Manager responsible for investment company and institutional portfolio investments in high yield U.S. corporate debt securities and high yield foreign sovereign debt securities. He is a Chartered Financial Analyst and a Certified Public Accountant.

GLOBAL BOND TRUST

SUBADVISER: Pacific Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:      To seek to realize maximum total return, consistent
                           with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES:     PIMCO seeks to achieve this investment
                           objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in fixed income securities. These fixed income securities include fixed income securities denominated in major foreign currencies and in U.S.
                           dollars. The portfolio may also invest in baskets of foreign currencies (such as the euro), and the U.S.
                           dollar.

         These securities may be represented by futures contracts (including related options) with respect to such securities, and options on such securities, when PIMCO deems it appropriate to do so. Depending on PIMCO's current opinion as to the proper allocation of assets among domestic and foreign issuers, investments in the securities of issuers located outside the United States will normally vary between 25% and 75% of the portfolio's assets. The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or, if unrated, determined by PIMCO to be of comparable quality). The average portfolio duration of the Global Bond Trust will normally vary within a three to seven year time frame. (Duration is a measure of the expected life of a fixed income security on a present value basis.)

         In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Global Bond Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The types of fixed income securities in which the Global Bond Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

         - securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         - corporate debt securities, including convertible securities and corporate commercial paper;

         -        mortgage-backed and other asset-backed securities;

         - inflation-indexed bonds issued by both governments and corporations;

         -        structured notes, including hybrid or "indexed" securities,

         -        catastrophe bonds;

         -        loan participations;

         -        delayed funding loan and revolving credit facilities;

         - bank certificates of deposit, fixed time deposits and bankers' acceptances;

         - debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

         -        repurchase agreements and reverse repurchase agreements;

         - obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

         - obligations of international agencies or supranational entities.

         Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Use of Hedging and Other Strategic Transactions

         Global Bond Trust may:

         - purchase and sell options on domestic and foreign securities, securities indexes and currencies,

         -        purchase and sell futures and options on futures,

         -        purchase and sell currency or securities on a forward basis,

         - enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

         The Global Bond Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

         - The portfolio invests in foreign fixed income securities. The risks of investing in fixed income securities and in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

         - The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risk of Investing in Certain Types of Securities."

Performance(A,B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 10.64% (for the quarter ended 6/2002) and the lowest return was -4.81% (for the quarter ended 3/1999).

[BAR CHART]

1993             19%
1994           -5.8%
1995           23.2%
1996             13%
1997              3%
1998            7.6%
1999           -6.7%
2000            1.7%
2001            0.5%
2002           20.1%

                                         One     Five     Ten     Life of      Date First
                                         Year    Years   Years   Portfolio     Available
Global Bond Trust Series I              20.12%   4.28%   7.08%                 03/18/1988
                  Series II                                        21.21%      01/28/2002

JP Morgan Global Unhedged               19.37%   5.81%   6.65%
   Bond Index

(7)Effective May 1, 1999, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.

SUBADVISER AND PORTFOLIO MANAGERS

         PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolio listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Alliance of America, Inc., which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

         PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2002.

         The Portfolio Manager is:

         - Sudi Mariappa (since May, 2003). Mr. Mariappa is a Managing Director and head of global portfolio management with responsibility for overseeing PIMCO's global portfolio management efforts. Prior to joining PIMCO, he served as Managing director for Merrill Lynch in Tokyo as manager of JGB and Swap Derivative Trading. Mr. Mariappa holds both a bachelor's degree in chemical engineering and a MBA from Cornell University.

INVESTMENT QUALITY BOND TRUST

SUBADVISER: Wellington Management Company, LLP ("Wellington Management")

INVESTMENT OBJECTIVE:      To provide a high level of current income consistent
                           with the maintenance of principal and liquidity.

INVESTMENT STRATEGIES:     Wellington Management seeks to achieve the
                           portfolio's objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in investment grade bonds. The portfolio will tend to focus on corporate bonds and U.S.
                           government bonds with intermediate to longer term maturities.

         Wellington Management's investment decisions derive from a three-pronged analysis, including:

         -        sector analysis,

         -        credit research, and

         -        call protection.

         Sector analysis focuses on the differences in yields among security types, issuers, and industry sectors. Credit research focuses on both quantitative and qualitative criteria established by Wellington Management, such as call protection (payment guarantees), an issuer's industry, operating and financial profiles, business strategy, management quality, and projected financial and business conditions. Individual purchase and sale decisions are made on the basis of relative value and the contribution of a security to the desired characteristics of the overall portfolio. Factors considered include:

         -        relative valuation of available alternatives,

         -        impact on portfolio yield, quality and liquidity, and

         -        impact on portfolio maturity and sector weights.

         Wellington Management attempts to maintain a high, steady and possibly growing income stream.

         At least 80% of the Investment Quality Bond Trust's assets are invested in bonds and debentures, including:

         - marketable investment grade debt securities of U.S. and foreign issuers (payable in U.S. dollars) rated at the time of purchase "Baa" or higher by Moody's or "BBB" or higher by Standard & Poor's (or, if unrated, of comparable quality as determined by Wellington Management), including privately placed debt securities, asset-backed securities and commercial mortgage-backed securities;

         - securities issued or guaranteed as to principal or interest by the U.S. Government or its agencies or instrumentalities, including mortgage-backed securities (described below under "Other Risks of Investing"); and

         - cash and cash equivalent securities which are authorized for purchase by the Money Market Trust.

         The balance (no more than 20%) of the Investment Quality Bond Trust's assets may be invested in below investment grade bonds and other securities including privately placed debt securities and commercial mortgage-backed securities:

         - U.S. and foreign debt securities rated "Ba" or lower by Moody's or "BB" or lower by Standard & Poor's (and unrated securities of comparable quality as determined by Wellington Management),

         -        preferred stocks,

         - convertible securities (including those issued in the Euromarket), and

         -        securities carrying warrants to purchase equity securities,

         In pursuing its investment objective, the Investment Quality Bond Trust may invest up to 20% of its assets in U.S. and foreign high yield (high risk) corporate and government debt securities (commonly known as "junk bonds"). These instruments are rated "Ba" or below by Moody's or "BB" or below by Standard & Poor's (or, if unrated, are deemed of comparable quality as determined by Wellington Management). The high yield sovereign debt securities in which the portfolio will invest are described above under "Strategic Bond Trust." No minimum rating standard is required for a purchase of high yield securities by the portfolio. While the Investment Quality Bond Trust may only invest up to 20% of its assets in securities rated in these rating categories at the time of investment, it is not required to dispose of bonds that may be downgraded after purchase, even though such downgrade may cause the portfolio to exceed this 20% maximum.

         The risks of investing in foreign securities are set forth above under "Risks of Investing in Certain Types of Securities." Since the portfolio will, at most, invest 20% of its assets in foreign securities, the risks associated with foreign securities will not affect the portfolio as much as a portfolio that invests more of its assets in foreign securities.

Special Risks

         The Investment Quality Bond Trust will be subject to certain risks as a result of its ability to invest up to 20% in foreign securities. The principal risks of investing in the Investment Quality Bond Trust are described in the "Risk/Return Summary" in the beginning of this Prospectus.

Principal Risks of Investing in this Portfolio

         - The portfolio invests substantially all of its assets in fixed income securities, including non-investment grade fixed income securities. Because the portfolio invests in fixed income securities with intermediate to longer-term maturities, the portfolio will be more sensitive to interest rate changes than a portfolio that invests in fixed income securities with shorter maturities. The risks of investing in these types of securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A,C)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 6.57% (for the quarter ended 9/1991) and the lowest return was -6.06% (for the quarter ended 3/1990).

[BAR CHART]

1993             10%
1994           -4.6%
1995           19.5%
1996            2.6%
1997            9.8%
1998            8.7%
1999           -1.8%
2000            9.4%
2001            7.3%
2002            9.9%

                                         One     Five     Ten     Life of      Date First
                                         Year    Years   Years   Portfolio     Available
Investment Quality
 Bond Trust Series I                     9.94%   6.63%   6.88%                 06/18/1985
            Series II                                              9.02%       01/28/2002

Lehman Brothers
  Aggregate Bond Index                  10.27%   7.54%   7.51%

Customized Benchmark(B)                 11.03%   7.54%   7.71%

(A)Effective April 23, 1991, the portfolio changed its subadviser and investment objective. Performance reflects results prior to these changes.

(B)The Customized Benchmark is comprised of 50% of the return of the Lehman Brothers Government Bond Index and 50% of the return of the Lehman Brothers Credit Bond Index. The Customized Benchmark was prepared by the Adviser using Ibbotson Associates Software and Data.

(C) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         Wellington Management Company, LLP, a Massachusetts limited liability partnership, is a professional investment counseling firm with its principal business offices located at 75 State Street, Boston, Massachusetts 02109. Wellington Management and its predecessor organizations have provided investment services to investment companies, employee benefit plans, endowments, foundations and other institutions since 1928. As of December 31, 2002, Wellington Management had investment management authority with respect to approximately $303 billion of client assets. The managing partners of Wellington Management are Laurie A. Gabriel, Duncan M. McFarland and John R. Ryan.

         The Portfolio Manager is:

         - Thomas L. Pappas (since March, 1994). Mr. Pappas, Senior Vice President of Wellington Management, has been a portfolio manager with Wellington Management since 1987. He is a Chartered Financial Analyst.

TOTAL RETURN TRUST

SUBADVISER: Pacific Investment Management Company LLC (""PIMCO ")

INVESTMENT OBJECTIVE:      To seek to realize maximum total return, consistent
                           with preservation of capital and prudent investment management.

INVESTMENT STRATEGIES:     The portfolio invests, under normal market
                           conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration of the Total Return Trust will normally vary within a three to six year time frame based on PIMCO's forecast for interest rates.(Duration is a measure of the expected life of a fixed income security on a present value basis.)

         The portfolio may invest up to 10% of its assets in fixed income securities that are rated below investment grade but rated "B" or higher by Moody's or Standard & Poor's (or if unrated, determined by PIMCO to be of comparable quality). The portfolio may also invest up to 20% of its assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. Portfolio holdings will be concentrated in areas of the bond market (based on quality, sector, coupon or maturity) which PIMCO believes to be relatively undervalued.

         In selecting securities for the portfolio, PIMCO utilizes economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting, and other security selection techniques. The proportion of the Total Return Trust's assets committed to investment in securities with particular characteristics (such as maturity, type and coupon rate) will vary based on PIMCO's outlook for the U.S. and foreign economies, the financial markets, and other factors.

         The types of fixed income securities in which the Total Return Trust may invest include the following securities which unless otherwise noted may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or foreign currencies:

         - securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

         - corporate debt securities, including convertible securities and corporate commercial paper;

         -        mortgage-backed and other asset-backed securities;

         - inflation-indexed bonds issued by both governments and corporations;

         -        structured notes, including hybrid or "indexed" securities,

         -        catastrophe bonds;

         -        loan participations;

         -        delayed funding loan and revolving credit facilities;

         - bank certificates of deposit, fixed time deposits and bankers' acceptances;

         - debt securities issued by states or local governments and their agencies, authorities and other instrumentalities;

         -        repurchase agreements and reverse repurchase agreements;

         - obligations of foreign governments or their subdivisions, agencies and instrumentalities; and

         - obligations of international agencies or supranational entities.

         Fixed-income securities may have fixed, variable, or floating rates of interest, including rates of interest that vary inversely at a multiple of a designated or floating rate, or that vary according to change in relative values of currencies.

Temporary Defensive Investing

         To meet redemption requests or pending investment of its assets or during unusual market conditions, the Total Return Trust may invest all or a portion of its assets in repurchase agreements, cash and cash equivalents. To the extent the portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions

         Total Return Trust may:

         - purchase and sell options on domestic and foreign securities, securities indexes and currencies,

         -        purchase and sell futures and options on futures,

         -        purchase and sell currency or securities on a forward basis,

         - enter into interest rate, index, equity, credit default swaps and currency rate swap agreements.

         The Total Return Trust may use the above-mentioned strategies to obtain market exposure to the securities in which the portfolio primarily invests and to hedge currency risk. As a non-fundamental operating policy, PIMCO intends to use foreign currency-related strategic transactions in an effort to hedge foreign currency risk with respect to at least 75% of the assets of the portfolio denominated in currencies other than the U.S. dollar. See "Hedging and Other Strategic Transactions" for further information on these investment strategies.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may also invest in foreign securities. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 12.15% (for the quarter ended 12/2001) and the lowest return was -16.74% (for the quarter ended 9/2002).

[BAR CHART]

2000           10.5%
2001            8.3%
2002            9.5%

                                         One        Life of      Date First
                                         Year      Portfolio     Available
Total Return Trust Series I              9.52%       7.45%       05/01/1999
                   Series II                         8.51%       01/28/2002

Lehman Brothers Aggregate Bond
  Index(A)                              10.27%       8.00%

(A)The return for the index under "Life of Portfolio" is calculated from the month end closest to the inception date of the portfolio since information for the index is only provided as of a month end.

(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolio listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Alliance of America, Inc., which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

         PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2002.

         The Portfolio Manager is:

         - William H. Gross (since May, 1999). Mr. Gross is a Managing Director, Chief Investment Officer and founding partner of PIMCO. He is also a Chartered Financial Analyst.

REAL RETURN BOND TRUST (AVAILABLE FOR SALE EFFECTIVE MAY 5, 2003)

SUBADVISER: PACIFIC Investment Management Company LLC ("PIMCO")

INVESTMENT OBJECTIVE:      To seek maximum real return, consistent with
                           preservation of real capital and prudent investment management

INVESTMENT STRATEGIES:     The portfolio seeks to achieve its objective by
                           investing under normal circumstances at least 80% of its net assets (plus borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S.
                           governments, their agencies or instrumentalities, and corporations.

         Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond's principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. "Real return" equal total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure.

         Portfolio Duration of Fund. The average portfolio duration of this fund normally varies within two year (plus or minus) of the duration of the Lehman Global Real: U.S. TIPS Index, which as of December 31, 2002 was 7.74 years.

         Credit Quality. The portfolio invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities ("junk bonds") rate B or higher by Moody's or S&P, or, if unrated, determined by PIMCO to be of comparable quality.

         Foreign Securities. The portfolio may also invest up to 20% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The portfolio will normally hedge at least 75% of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates.

         Use of Hedging and Other Strategic Transactions. The portfolio is authorized to use all of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The portfolio may invest all of its assets in derivative instruments, such as option, futures contracts or swap agreement, or in mortgage or asset backed securities. The portfolio may also lend its portfolio securities to brokers, dealers and other financial institutions to earn income. The portfolio may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contract or by using other investment techniques (such as buy backs or dollar rolls).

         Nondiversified Status. The portfolio is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified portfolio.

Principal Risks of Investing in this Portfolio

- The portfolio invests primarily in fixed income securities. The risks of investing in fixed income securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in foreign securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio is non-diversified. The definition of a non-diversified portfolio and the risks associated with such a portfolio are set forth below under "Risks of Investing in Certain Types of Securities."

- The portfolio may invest in derivatives. The risks of investing in derivatives is set forth below under "Hedging and Other Strategic Transactions."

- The portfolio may invest up to 10% of its total assets in high yield securities ("junk bonds"). The risks of investing in these securities is set forth below under "Hedging and Other Strategic Transactions."

Performance

Performance is not provided since the portfolio commenced operations in May, 2003.

SUBADVISER AND PORTFOLIO MANAGERS

         PIMCO, located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660 serves as sub-advisor to the Trust portfolio listed above. PIMCO is an investment counseling firm founded in 1971. PIMCO is a Delaware limited liability company and is a subsidiary of Allianz Dresdner Asset Management of America L.P., formerly PIMCO Advisors L.P. ("ADAM LP"). ADAM LP was organized as a limited partnership under Delaware law in 1987. ADAM LP's sole general partner is Allianz-PacLife Partners LLC. Allianz-PacLife Partners LLC is a Delaware limited company with two members, ADAM U.S. Holding LLC, a Delaware limited liability company and Pacific Asset Management LLC, a Delaware limited liability company. ADAM U.S. Holding LLC's sole member is Allianz Dresdner Asset Management of America LLC, a Delaware limited liability company, which is a wholly-owned subsidiary of Alliance of America, Inc., which is wholly owned by Allianz Aktiengesellschaft ("Allianz AG"). Pacific Asset Management LLC is a wholly-owned subsidiary of Pacific Life Insurance Company, which is a wholly owned subsidiary of Pacific Mutual Holding Company. Allianz A.G. indirectly holds a controlling interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company owns an indirect minority equity interest in Allianz Dresdner Asset Management of America L.P. Pacific Life Insurance Company is a California-based insurance company. Allianz AG is a European-based, multinational insurance and financial services holding company.

         PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO had approximately $304.6 billion of assets under management as of December 31, 2002.

         The Portfolio Manager is:

         - John B. Brynjolfsson (since May, 2003). Mr. Brynjolfsson is a Managing Director of PIMCO, portfolio manager and head of the PIMCO Real Return Bond Fund. He is co-author of Inflation-Protection Bonds and co-editor of The Handbook of Inflation-Indexed Bonds. He joined the firm in 1989, having been previously associated with Charles River Associates and JP Morgan Securities. Mr. Brynjolfsson has 15 years of investment experience and holds a bachelor's degree in Physics and Mathematics from Columbia College and an MBA in Finance and Economics from the MIT Sloan School of Management.

U.S. GOVERNMENT SECURITIES TRUST

SUBADVISER: Salomon Brothers Asset Management Inc ("SaBAM")

INVESTMENT OBJECTIVE:      To obtain a high level of current income consistent
                           with preservation of capital and maintenance of liquidity.

INVESTMENT STRATEGIES:     The portfolio invests a substantial portion of its
                           assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S.
                           government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities. The portfolio may also invest a portion of its assets in the types of securities in which the Investment Quality Bond
                           Trust may invest.

         SaBAM seeks to attain this objective by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and derivative securities including:

         - mortgage-backed securities guaranteed by the Government National Mortgage Association that are supported by the full faith and credit of the U.S. government and which are the "modified pass-through" type of mortgage-backed security ("GNMA Certificates"). Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;

         - U.S. Treasury obligations (including repurchase agreements collateralized by U.S. Treasury obligations);

         - obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. Government (including repurchase agreements collateralized by these obligations);

         - mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. Government which are supported by their own credit but not the full faith and credit of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association; and

         - collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed (i) by the credit alone of the U.S. Government agency or instrumentality which issues or guarantees the mortgage-backed securities, or (ii) by the full faith and credit of the U.S. Government.

         The U.S. Government Securities Trust must comply with diversification requirements established pursuant to the Code for investments of separate accounts funding contracts. Under these requirements, the value of the assets of the portfolio are subject to the following restrictions:

         - no more than 55% of the value of the portfolio's assets may be represented by any one investment;

         - no more than 70% of the value of the portfolio's assets may be represented by any two investments;

         - no more than 80% of the value of the portfolio's assets may be represented by any three investments; and

         - no more than 90% of the value of the portfolio's assets may be represented by any four investments.

         To determine the portfolio's compliance with the requirements above, all securities of the same issuer are treated as a single investment and each U.S. Government agency or instrumentality is treated as a separate issuer. As a result of these requirements, the U.S. Government Securities Trust may not invest more than 55% of the value of its assets in GNMA Certificates or in securities issued or guaranteed by any other single U.S. Government agency or instrumentality.

Mortgage-Backed Securities

         See "Other Risks of Investing" for a description of mortgage-backed securities and the risks associated with investing in them.

Use of Hedging and Other Strategic Transactions

         The U.S. Government Securities Trust is currently authorized to use only certain of the various investment strategies referred to under "Hedging and Other Strategic Transactions." Specifically, the U.S. Government Securities Trust may:

         - write covered call options and put options on securities and purchase call and put options on securities,

         - write covered call and put options on securities indices and purchase call and put options on securities indices,

         - enter into futures contracts on financial instruments and indices, and

         - write and purchase put and call options on such futures contracts.

Principal Risks of Investing in this Portfolio

- While the portfolio invests a substantial portion of its assets in securities which are guaranteed as to principal and interest by the U.S. Government or one of its agencies or instrumentalities, the market value of the portfolio could still decline due to interest rate changes. When interest rates decline, the market value of the portion of the portfolio invested at higher yields can be expected to rise. Conversely, when interest rates rise, the market value of a portfolio invested at lower yields can be expected to decline. Fixed-income securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities.

- Investing in mortgage backed securities subjects the portfolio to prepayment risk. Prepayment of underlying mortgages result in a loss of anticipated interest payments and all or part of any premium paid for the security. Therefore, the portfolio could make less money than expected or could lose money. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates.

Performance(A,B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 5.40% (for the quarter ended 6/1995) and the lowest return was -2.02% (for the quarter ended 3/1992).

[BAR CHART]

1993             7.6%
1994            -1.2%
1995            15.6%
1996             3.4%
1997             8.5%
1998             7.5%
1999            -0.2%
2000            10.9%
2001               7%
2002             8.0%

                                         One     Five     Ten     Life of      Date First
                                         Year    Years   Years   Portfolio     Available
U.S. Government
  Securities Trust
  Series I                              7.99%    6.57%   6.59%                 03/18/1998
  Series II                                                        7.53%       01/28/2002

Solomon Brothers
   1-10 Year
   Treasury Index                       9.15%    7.26%   6.82%

(A)Effective December 13, 1991, the portfolio changed its subadviser and its investment objective. Performance reflects results prior to these changes.

(B) Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         SaBAM is a wholly-owned subsidiary of Citigroup Inc. (Citigroup). SaBAM was incorporated in 1987 and, together with affiliates in London, Frankfurt and Hong Kong, provides a full range of fixed income and equity investment advisory services for individual and institutional clients around the world, including European and Far East central banks, pension funds, endowments, insurance companies, and services as investment adviser to various investment companies. Citigroup is a diversified financial services company engaged in investment services, asset management, consumer finance and insurance services. As of December 31, 2002, SaBAM and its worldwide investment advisory affiliates manage approximately $34.2 billion in assets. SaBAM's business offices are located at 399 Park Avenue, New York, NY 10022.

         In connection with SaBAM's service as Subadviser to the Strategic Bond Trust, SaBAM's London-based affiliate, Salomon Brothers Asset Management Limited ("Citigroup Limited"), whose business address is Canada Square, London E145LB, England, provides certain advisory services to SaBAM with regard to currency transactions and investments in nondollar denominated debt securities for the benefit of the Strategic Bond Trust. Citigroup Limited is compensated by SaBAM at no additional expense to the Strategic Bond Trust. Citigroup Limited is a subsidiary of Salomon Smith Barney Holdings Inc, which is in turn a subsidiary of Citigroup. Citigroup Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Investment Advisers Act of 1940, as amended.

         The Portfolio Manager is:

         - Roger Lavan (since February, 1993). Mr. Lavan joined SaBAM in 1990 and is a Managing Director in the fixed income department. He is a Portfolio Manager responsible for SaBAM's investment company and institutional portfolios, which invest primarily in mortgage-backed and U.S. government debt securities. He is a Chartered Financial Analyst.

MONEY MARKET TRUST

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

INVESTMENT OBJECTIVE:      To obtain maximum current income consistent with
                           preservation of principal and liquidity.

INVESTMENT STRATEGIES:     The portfolio invests in high quality, U.S. dollar
                           denominated money market instruments.

         MFC Global (U.S.A.) may invest the portfolio's assets in high quality, U.S. dollar denominated money market instruments of the following types:

         - obligations issued or guaranteed as to principal and interest by the U.S. Government, or any agency or authority controlled or supervised by and acting as an instrumentality of the U.S. Government pursuant to authority granted by Congress ("U.S. Government Securities"), or obligations of foreign governments including those issued or guaranteed as to principal or interest by the Government of Canada, the government of any province of Canada, or any Canadian or provincial Crown agency (any foreign obligation acquired by the portfolio must be payable in U.S. dollars);

         - certificates of deposit, bank notes, time deposits, Eurodollars, Yankee obligations and bankers' acceptances of U.S. banks, foreign branches of U.S. banks, foreign banks and U.S. savings and loan associations which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100,000,000 (or less than $100,000,000 if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation or the Saving Association Insurance Fund);

         - commercial paper which at the date of investment is rated (or guaranteed by a company whose commercial paper is rated) within the two highest rating categories by any NRSRO (such as "P-l" or "P-2" by Moody's or "A-l" or "A-2" by Standard & Poor's) or, if not rated, is issued by a company which MFC acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality;

         - corporate obligations maturing in 397 days or less which at the date of investment are rated within the two highest rating categories by any NRSRO (such as "Aa" or higher by Moody's or "AA" or higher by Standard & Poor's);

         - short-term obligations issued by state and local governmental issuers;

         - securities that have been structured to be eligible money market instruments such as participation interests in special purpose trusts that meet the quality and maturity requirements in whole or in part due to features for credit enhancement or for shortening effective maturity; and

         - repurchase agreements with respect to any of the foregoing obligations.

         Commercial paper may include variable amount master demand notes, which are obligations that permit investment of fluctuating amounts at varying rates of interest. Such notes are direct lending arrangements between the Money Market Trust and the note issuer. MFC Global (U.S.A.) monitors the creditworthiness of the note issuer and its earning power and cash flow. MFC Global (U.S.A.) will also consider situations in which all holders of such notes would redeem at the same time. Variable amount master demand notes are redeemable on demand.

         All of the Money Market Trust's investments will mature in 397 days or less and the portfolio maintains a dollar-weighted average portfolio maturity of 90 days or less. By limiting the maturity of its investments, the Money Market Trust seeks to lessen the changes in the value of its assets caused by fluctuations in short-term interest rates. In addition, the Money Market Trust invests only in securities which the Trust's Board of Trustees determine to present minimal credit risks and which at the time of purchase are "eligible securities" as defined by Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Money Market Trust also intends to maintain, to the extent practicable, a constant per share net asset value of $10.00. There is no assurance that the portfolio will be able to do so.

         The Money Market Trust may invest up to 20% of its assets in any of the U.S. dollar denominated foreign securities described above. The Money market Trust is not authorized to enter into mortgage dollar rolls or warrants.

Use of Hedging and Other Strategic Transactions

         The Money Market Trust is not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions."

Principal Risks of Investing in this Portfolio

- An investment in the Money Market Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Trust seeks to preserve the value of a shareholder's investment at $10.00 per share, it is possible to lose money by investing in this portfolio. For example, the portfolio could lose money if a security purchased by the portfolio is downgraded and the portfolio must sell the security at less than the cost of the security.

- The portfolio may invest up to 20% of its assets in U.S. dollar denominated foreign securities which increases the risk of investing in the portfolio as described below under "Risks of Investing in Certain Types of Securities." Since the portfolio only invests in U.S. dollar denominated securities, it will not be subject to the exchange rate risks described in this section.

Performance(A)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return was 2.19% (for the quarter ended 6/1989) and the lowest return was 0.30% (for the quarter ended 6/2002).

[BAR CHART]

1993           2.7%
1994           3.8%
1995           5.6%
1996           5.1%
1997           5.2%
1998           5.0%
1999           4.6%
2000           5.9%
2001           3.6%
2002           1.2%

                                         One     Five    Ten      Life of      Date First
                                         Year   Years   Years    Portfolio     Available
Money Market Trust
  Series I                              1.18%   4.05%   4.26%                  08/18/1985
  Series II                                                        0.89%       01/28/2002

Solomon Brothers U.S.
   90 Day T-Bill                        1.70%   4.30%   4.51%

(A)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

         The 7-day yield of the Money Market Trust as of December 31, 2002 was 0.85%.

SUBADVISER AND PORTFOLIO MANAGERS

         MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios listed above. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

THE INDEX TRUSTS

         There are five Index Trusts - International Index, Small Cap Index, Mid Cap Index, Total Stock Market Index, and 500 Index (the "Index Trusts") - each with its own investment objective and policy. The Index Trusts differ from the actively managed portfolios described in this prospectus. Actively managed portfolios seek to outperform their respective indices through research and analysis. Over time, their performance may differ significantly from their respective indices. Index portfolios, however, seek to mirror the performance of their target indices, minimizing performance differences over time.

         An index is an unmanaged group of securities whose overall performance is used as an investment benchmark. Indices may track broad investment markets, such as the global equity market, or more narrow investment markets, such as the U.S. small cap equity market. Each Index Trust attempts to match the performance of a particular index by: (a) holding all, or a representative sample, of the securities that comprise the index and/or (b) by holding securities (which may or may not be included in the index) that MFC believes as a group will behave in a manner similar to the index. However, an index portfolio has operating expenses and transaction costs, while a market index does not. Therefore, an Index Trust, while it attempts to track its target index closely, typically will be unable to match the performance of the index exactly.

--------------------------------------------------------------------------------------------------------------------------
PORTFOLIO                    INVESTMENT OBJECTIVE                                INVESTMENT STRATEGY*
--------------------------------------------------------------------------------------------------------------------------
Small Cap Index      To seek to approximate the aggregate total          Invests, under normal market conditions, at least
                     return of a small cap U.S. domestic equity          80% of its net assets (plus any borrowings for
                     market index                                        investment purposes) in (a) the common stocks
                                                                         that are included in the Russell 2000 Index and
                                                                         (b) securities (which may or may not be
                                                                         included in the Russell 2000 Index) that MFC
                                                                         believes as a group will behave in a manner
                                                                         similar to the index.

International Index  To seek to approximate the aggregate total          Invests, under normal market conditions, at least
                     return of a foreign equity market index             80% of its net assets (plus any borrowings for
                                                                         investment purposes) in (a) the common stocks
                                                                         that are included in the MSCI EAFE Index
                                                                         and (b) securities (which may or may not be
                                                                         included in the MSCI EAFE Index) that MFC
                                                                         believes as a group will behave in a manner
                                                                         similar to the index.

Mid Cap Index        To seek to approximate the aggregate total          Invests, under normal market conditions, at least
                     return of a mid cap U.S. domestic equity            80% of its net assets (plus any borrowings for
                     market index                                        investment purposes) in (a) the common stocks
                                                                         that are included in the S&P 400 Index and
                                                                         (b) securities (which may or may not be
                                                                         included in the S&P 400 Index) that MFC
                                                                         believes as a group will behave in a manner
                                                                         similar to the index.

Total Stock          To seek to approximate the aggregate total          Invests, under normal market conditions, at least
  Market Index       return of a broad U.S. domestic equity market       80% of its net assets (plus any borrowings for
                     index                                               investment purposes) in (a) the common stocks
                                                                         that are included in the Wilshire 5000 Index
                                                                         and (b) securities (which may or may not be
                                                                         included in the Wilshire 5000 Index) that MFC
                                                                         believes as a group will behave in a manner
                                                                         similar to the index.

500 Index            To seek to approximate the aggregate total          Invests, under normal market conditions, at least
                     return of a broad U.S. domestic equity market       80% of its net assets (plus any borrowings for
                     index                                               investment purposes) in (a) the common stocks
                                                                         that are included in the S&P 500 Index and
                                                                         (b) securities (which may or may not be
                                                                         included in the S&P 500 Index) that MFC
                                                                         believes as a group will behave in a manner
                                                                         similar to the index.

*"Standard & Poor's(R)," "S&P 500(R)," "Standard & Poor's 500(R)," and "Standard & Poor's 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 3000(R)" and "Russell Midcap(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "Morgan Stanley European Australian Far East Free(R)," "EAFE(R)" and "MSCI(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust.

Use of Hedging and Other Strategic Transactions

         The Small Cap Index Trust, International Index Trust, and Total Stock Market may invest in Futures Contacts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

         The Mid Cap Index Trust and 500 Index Trust may invest in Futures Contracts and Depository Receipts. A more complete description of this investment strategy appears under "Hedging and Other Strategic Transactions" below in this Prospectus and in the Statement of Additional Information.

Principal Risks of Investing in the Index Trusts

         Risks Applicable to All of the Index Trusts

         - Since each of the Index Trusts are not actively managed, each Index Trust will generally reflect the performance of the index its attempts to track even in markets when this index does not perform well.

         Risks Applicable to the International Index Trust

         - An investment in the International Index Trust involves risks similar to the risks of investing directly in the foreign securities in the MSCI EAFE Index. The risks of investing in foreign securities are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Small Cap Index Trust

         - An investment in the Small Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Russell 2000 Index which are primarily small and mid cap securities. The risks of investing in equity securities and the risks of investing in small and mid cap securities (small and medium companies) are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Mid Cap Index Trust

         - An investment in the Mid Cap Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Mid Cap Index. The risks of investing in equity securities and Mid Cap securities (medium size companies) are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the Total Stock Market Index Trust

         - An investment in the Total Stock Market Index Trust involves risks similar to the risks of investing directly in the equity securities included in the Wilshire 5000 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

         Risks Applicable to the 500 Index Trust

         - An investment in the 500 Index Trust involves risks similar to the risks of investing directly in the equity securities included in the S&P 500 Index. The risks of investing in equity securities are set forth below under "Risks of Investing in Certain Types of Securities."

Performance(A,B)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         The bar chart reflects the performance of Series I shares. During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Index Trust was as follows:

                              SMALL CAP INDEX TRUST

[BAR CHART]

2001           - 1.5%
2002           -21.5%

                                         One     Life of      Date First
                                         Year   Portfolio     Available
Small Cap Index Trust Series I         -21.47%   -10.39%      05/01/2000
                      Series II                  -19.95%      01/28/2002

Rusell 2000 Index                      -20.48%    -9.51%

                           INTERNATIONAL INDEX TRUST

[BAR CHART]

2001           -22.4%
2002           -17.2%

                                         One     Life of      Date First
                                         Year   Portfolio     Available
International Index Trust Series I     -17.15%   -18.48%      05/01/2000
                          Series II              -13.35%       1/28/2002

MSCI EAFE Index                        -15.66%   -17.30%

                              MID CAP INDEX TRUST

[BAR CHART]

2001           -1.7%
2002          -15.2%

                                         One     Life of      Date First
                                         Year   Portfolio     Available
Mid Cap Index Trust Series I           -15.16%    -4.14%      05/01/2000
                    Series II                    -15.07%       1/28/2002

S&P MidCap 400 Index                   -14.51%    -3.64%

                         TOTAL STOCK MARKET INDEX TRUST

[BAR CHART]

2001           -11.4%
2002           -21.3%

                                         One     Life of      Date First
                                         Year   Portfolio     Available
Total Stock Market Index Trust
 Series I                              -21.29%   -16.03%      05/01/2000
 Series II                                       -20.36%       1/28/2002

Wilshire 5000 Index                    -17.34%   -15.93%

                                500 INDEX TRUST

[BAR CHART]

2001           -12.4%
2002           -22.5%

                                         One     Life of      Date First
                                         Year   Portfolio     Available
500 Index Trust Series I               -22.53%   -16.71%      05/01/2000
                Series II                        -21.59%       1/28/2002

S&P 500 Index                          -22.10%   -16.29%

                                HIGHEST QUARTERLY RETURN         QUARTER     LOWEST QUARTERLY RETURN        QUARTER
Small Cap Index                          20.75%                  12/2001             -21.83%                 9/2002
International Index                      6.03%                   12/2001             -20.02%                 9/2002
Mid Cap Index                            17.71%                  12/2001             -16.75%                 9/2002
Total Stock Market Index                 12.15%                  12/2001             -16.74%                 9/2002
500 Index                                10.56%                  12/2001             -17.43%                 9/2002

(14)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-1 fee. Series III shares (also referred to as ""Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-1 plan.

(B)Since May 2000, certain expenses of each of the Index Trusts (except the 500 Index Trust) were reimbursed. If such expenses had not been reimbursed, returns would be lower.

SUBADVISER AND PORTFOLIO MANAGERS

         MFC Global (U.S.A.) manages each Lifestyle Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn $146.2 billion) as of December 31, 2002.

         The Portfolio Managers are:

         - Martin Ayow (since May, 2000). Mr. Ayow joined MFC Global in 2000. He has been managing and hedging fixed income and equity exposures for Manulife Financial using financial derivatives since 1994. Prior to joining Manulife Financial, he was Senior Treasury Officer at the Ontario Hydro Treasury Division. He is a Chartered Financial Analyst.

         - Ram Brahmachari (since December, 2000). Mr. Brahmachari joined MFC Global in 2000. He is a senior analyst on the team responsible for the management of the equity index portfolios at Manulife Financial. Prior to joining Manulife, was employed as an analyst at Nortel.

THE LIFESTYLE TRUSTS

SUBADVISER: MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)")

         There are five Lifestyle Trusts (each of which is a fund of funds)- Aggressive 1000, Growth 820, Balanced 640, Moderate 460 and Conservative
280. The Lifestyle Trusts differ from the portfolios previously described in that each Lifestyle Trust invests in a number of the other portfolios of the Trust which invest primarily in either equity securities or fixed income securities, as applicable ("Underlying Portfolios"). Each Lifestyle Trust has a target percentage allocation between the two types of Underlying Portfolios (fixed income and equity). Deutsche Asset Management, Inc. provides subadvisory consulting services to MFC in its management of the Lifestyle Trusts.

------------------------------------------------------------------------------------------------------------------------------------
       PORTFOLIO                                INVESTMENT OBJECTIVE                             INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Aggressive 1000           Long-term growth of capital. Current             The portfolio invests 100% of its Assets in
                                    income is not a consideration.                   Underlying Portfolios which invest primarily
                                                                                     in equity securities.
Lifestyle Growth 820                Long-term growth of capital. Current             The portfolio invests approximately 20% of
                                    income is also a consideration.                  its assets in Underlying Portfolios which
                                                                                     invest primarily in fixed income securities
                                                                                     and approximately 80% in Underlying Portfolios
                                                                                     which invest primarily in equity securities.

Lifestyle Balanced 640              A balance between a high level of current        The portfolio invests approximately 40% of
                                    income and growth of capital, with a greater     its assets in Underlying Portfolios which
                                    emphasis on growth of capital.                   invest primarily in Fixed income securities
                                                                                     and approximately 60% in Underlying
                                                                                     Portfolios which invest primarily in equity
                                                                                     securities.

------------------------------------------------------------------------------------------------------------------------------------
       PORTFOLIO                              INVESTMENT OBJECTIVE                             INVESTMENT STRATEGIES
------------------------------------------------------------------------------------------------------------------------------------
Lifestyle Moderate 460            A balance between a high level of current        The portfolio invests approximately 60% of
                                  income and growth of capital, with a greater     its assets in Underlying Portfolios which
                                  emphasis on income.                              invest primarily in fixed income securities
                                                                                   and approximately 40% in Underlying
                                                                                   Portfolios which invest primarily in equity
                                                                                   securities.

Lifestyle Conservative 280        A high level of current income with some         The portfolio invests approximately 80% of
                                  consideration given to growth of capital.        its assets in Underlying Portfolios which
                                                                                   invest primarily in fixed income securities and
                                                                                   approximately 20% in Underlying Portfolios which
                                                                                   invest primarily in equity securities.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES

         The Lifestyle Trusts seek to provide a variety of comprehensive investment programs designed for differing investment orientations. Each program is implemented by means of selected long-term investment allocations among the Underlying Portfolios.

         The portfolios eligible for purchase by the Lifestyle Trusts consist of all of the non-Lifestyle Trusts. The Underlying Portfolios are grouped according to whether they invest primarily in fixed income securities or equity securities. The Underlying Portfolios investing primarily in fixed income securities are the:

         -        High Yield Trust

         -        Strategic Bond Trust

         -        Global Bond Trust

         -        Total Return Trust

         -        Real Return Bond Trust

         -        Investment Quality Bond Trust

         -        Diversified Bond Trust

         -        U.S. Government Securities Trust

         -        Money Market Trust

         The other Underlying Portfolios invest primarily in equity securities. Because substantially all of the securities in which the Lifestyle Trusts may invest are Underlying Portfolios, each of the Lifestyle Trusts is non-diversified for purposes of the 1940 Act.

         Variations in the target percentage allocations between the two types of Underlying Portfolios (fixed income and equity) are permitted up to 10% in either direction. For example, based on its investment allocation of approximately 80% of assets in fixed income securities and 20% of assets in equity securities, the Lifestyle Conservative 280 Trust may have a fixed income/ equity allocation of 10%/90% or 30%/70%. Variations beyond the permissible deviation range of 10% are not permitted. However, in light of market or economic conditions, MFC Global (U.S.A.) may determine that the normal percentage limitations should be exceeded to protect the portfolio or to achieve the portfolio's objective.

         Within the prescribed percentage allocations, MFC Global (U.S.A.) selects the percentage levels to be maintained in specific portfolios. On each valuation day, the assets of each Lifestyle Trust are rebalanced to maintain the selected percentage level. MFC may from time to time adjust the percent of assets invested in any specific portfolios held by a Lifestyle Trust. Such adjustments may be made to increase or decrease the Lifestyle Trust's holdings of particular assets classes, such as common stocks of foreign issuers, or to adjust portfolio quality or the duration of fixed income securities. Adjustments may also be made to increase or reduce the percent of the Lifestyle Trust's assets subject to the management of a particular subadviser. In addition, changes may be made to reflect fundamental changes in the investment environment.

         Investors in any of the Lifestyle Trusts bear both the expenses of the particular Lifestyle Trust and indirectly the expenses of its Underlying Portfolios. Therefore, investors may be able to realize lower aggregate expenses by investing directly in the Underlying Portfolios of a Lifestyle Trust instead of in the Lifestyle Trust itself. An investor who chooses to invest directly in the Underlying Portfolios would not, however, receive the asset allocation services provided by MFC. Each Lifestyle Trust has Series I, Series II and Series III shares. Each class of shares of a Lifestyle Trust will invest in the same class shares of the Underlying Portfolios unless a Underlying Portfolio does not offer the same class of shares as the Lifestyle Trust in which case the Lifestyle Trust will invest in one of the classes of shares offered by the Underlying Portfolio.

         None of the Lifestyle Trusts are authorized to enter into mortgage dollar rolls or invest in warrants.

Temporary Defensive Investing

         Although substantially all of the assets of the Lifestyle Trusts will be invested in shares of the Underlying Portfolios, the Lifestyle Trusts may invest up to 100% of their assets in cash or money market instruments of the type in which the Money Market Trust is authorized to invest for the purpose of:

         -        meeting redemption requests,

         -        making other anticipated cash payments, or

         - protecting the portfolio in the event MFC determines that market or economic conditions warrant a defensive posture.

         To the extent a Lifestyle portfolio is in a defensive position, the ability to achieve its investment objective will be limited.

Use of Hedging and Other Strategic Transactions.

         The Lifestyle Trusts are not authorized to use any of the various investment strategies referred to under "Hedging and Other Strategic Transactions." The Lifestyle Trusts are not authorized to purchase warrants or indexed/structured securities or enter into mortgage dollar rolls.

Principal Risks of Investing in the Lifestyle Trusts

         The Lifestyle Trusts are ranked in order of risk. The Lifestyle Aggressive 1000 portfolio is the riskiest of the Lifestyle portfolios since it invests 100% of its assets in Underlying Portfolios which invest primarily in equity securities. The Lifestyle Conservative 280 portfolio is the least risky of the Lifestyle Trusts since it invests approximately 80% of its assets in Underlying Portfolios which invest primarily in fixed income securities. Each Lifestyle Trust is subject to the same risks as the Underlying Portfolios in which it invests. The principal risks of investing in each of the Lifestyle Trusts are:

         - To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in equity securities, the portfolio will be subject to the risks of investing in equity securities. The risks of investing in these securities are set forth below under "Risks of Investing in Certain Types of Securities."

         - To the extent a Lifestyle Trust invests in Underlying Portfolios that invest primarily in fixed income securities, the portfolio will be subject to the risks of investing in fixed income securities. Some of the fixed income portfolios may invest in non-investment grade securities. The risks of investing in fixed income securities, including non-investment grade securities, are set forth below under "Risks of Investing in Certain Types of Securities."

         - To the extent a Lifestyle Trust invests in Underlying Portfolios that invest in foreign securities, the portfolio will be subject to the risks of investing in foreign securities. These risks are set forth below under "Risks of Investing in Certain Types of Securities."

         - Each of the Lifestyle portfolios is a non-diversified portfolio so that it may invest substantially all of its assets in other portfolios of the Trust. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies. In the case of the Lifestyle Trusts, this risk is greatly reduced since each Lifestyle Trust invests its assets in other portfolios of the Trust which have diverse holdings. See "Risks of Investing in Certain Types of Securities" for a complete definition of a non-diversified portfolio.

Performance(K,M)

         The performance information below does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower. The past performance of any portfolio is not necessarily an indication of how a portfolio will perform in the future.

         During the time period shown in the bar chart, the highest quarterly return and the lowest quarterly return for each Index Trust was as follows:

                        LIFESTYLE AGGRESSIVE 1000 TRUST

[BAR CHART]

1997            10.9%
1998             4.9%
1999            14.6%
2000            -5.1%
2001           -13.7%
2002           -20.7%

                                    One          Five           Life of           Date First
                                  Year(1)       Years(1)      Portfolio(1)        Available
Lifestyle Aggressive 1000
  Series I                        -2071%        -4.83%           -2.38%           01/07/1997
  Series II                                                     -18.74%           01/28/2002
Russell 2000 Index(A)            -20.48%        -1.36%            2.25%
Russell 3000 Index(L)            -21.54%        -0.71%            4.08%
Lifestyle Aggressive Policy(B)   -19.26%        -1.12%            2.10%

                           LIFESTYLE GROWTH 820 TRUST

[BAR CHART]

1997     13.8%
1998      6.2%
1999     16.6%
2000     -3.1%
2001     -9.0%
2002    -15.8%

                                   One           Five           Life of          Date First
                                  Year(1)       Years(1)      Portfolio(1)       Available
Lifestyle Growth 820
  Series I                       -15.84%        -1.67%            0.77%          01/07/1997
  Series II                                                     -14.40%          01/28/2002
S&P 500 Index(A)                 -22.10%        -0.59%            4.40%
Lehman Brothers
  Goverment/
  Credit Bond Index               11.02%         7.61%            7.96%
Lifestyle Growth Policy(C)       -15.36%         0.08%            3.17%

                          LIFESTYLE BALANCED 640 TRUST

[BAR CHART]

1997      14.1%
1998       5.7%
1999      12.4%
2000       2.5%
2001      -4.7%
2002     -10.0%

                                  One            Five           Life of          Date First
                                  Year           Years         Portfolio         Available
Lifestyle Balanced 640
  Series I                        -9.95%         0.88%           2.99%           01/07/1997
  Series II                                                     -9.18%           01/28/2002
S&P 500 Index(A)                 -22.10%         -.59%           4.40%
Lehman Brothers
  Government/
  Credit Bond Index               11.02%         7.61%           7.96%
Lifestyle Balanced Policy(E)      -9.00%         1.79%           4.32%

                          LIFESTYLE MODERATE 460 TRUST

[BAR CHART]

1997     13.7%
1998      9.8%
1999      7.9%
2000      4.3%
2001     -1.1%
2002     -4.1%

                                   One           Five            Life of          Date First
                                   Year         Years           Portfolio         Available
Lifestyle Moderate 460
  Series I                        -4.07%         3.22%            4.91%           01/07/1997
  Series II                                                      -3.77%           01/28/2002
S&P 500 Index(A)                 -22.10%        -0.59%            4.40%
Lehman Brothers
  Government/Credit Bond
  Index                           11.02%         7.61%            7.96%
Lifestyle Moderate Policy(G)      -3.29%         3.36%            5.13%

                        LIFESTYLE CONSERVATIVE 280 TRUST

[BAR CHART]

1997     12.2%
1998     10.2%
1999      4.2%
2000      7.6%
2001      3.3%
2002      1.8%

                                   One           Five           Life of          Date First
                                  Year           Year          Portfolio         Available
Lifestyle Conservative 280        1.80%          5.38%           6.50%           01/07/1997
Series I                                                         1.83%           01/28/2002
Series II
Lehman Brothers
  Government/
  Credit Bond Index Index         11.02%         7.61%           7.96%
Lifestyle Conservative Policy(1)   1.83%         4.93%           5.82%

                                 HIGHEST QUARTERLY RETURN        QUARTER     LOWEST QUARTERLY RETURN         QUARTER
LIFESTYLE AGGRESSIVE                     17.52%                  12/1998             -18.84%                 9/2002
LIFESTYLE GROWTH                         13.90%                  12/1998             -14.50%                 9/2002
LIFESTYLE BALANCED                       10.78%                  12/1998             -10.36%                 9/1998
LIFESTYLE MODERATE                        8.36%                  12/1998             -5.57%                  9/2002
LIFESTYLE CONSERVATIVE                    5.17%                   6/1997              -1.61%                 9/2002

(A)A11 since inception returns for the indices begin on the month-end closest to the actual inception date of the trust.

(B)The Lifestyle Aggressive Policy is a blend of returns (41% Russell 1000 Index, 27% Russell 2000 Index, and 32% MSCI EAFE Index). The Lifestyle Aggressive Policy was prepared by the advisor using Ibbotson Associates Software and Data.

(c)The Lifestyle Growth Policy is a blend of returns (42% Russell 1000 Index, 17% Russell 2000 Index, 21% MSCI EAFE Index, 3% Lehman Brothers IT Government/Credit Bond Index, 3% Lehman Brothers 1-3 Year Government Index, 2% Lehman Brothers LT Government/Credit Bond Index, 12% Salomon Brothers High Yield Bond Index). The Lifestyle Growth Policy was prepared by the adviser using Ibbotson Associates Software and Data.

(E)The Lifestyle Balanced Policy is a blend of returns (35% Russell 1000 Index, 4% Russell 2000 Index, 14% MSCI EAFE, 6% Lehman Brothers IT Government/Credit Bond Index, 4% Lehman Brothers LT Government/Credit Bond Index, 9% Lehman Brothers 1-3 Year Government Index, 16% Salomon Brothers High Yield Index, 7% NAREIT Index, and 5% of the 3-month T-Bill). The Lifestyle Balanced Policy was prepared by the adviser using Ibbotson Associates Software and Data.

(G)The Lifestyle Moderate Policy is a blend of returns (22% Russell 1000 Index, 1% Russell 2000 Index, 10% MSCI EAFE Index, 14% Lehman Brothers IT Government/Credit Bond Index, 6% Lehman Brothers LT Government/Credit Bond Index, 17% Lehman Brothers 1-3 Year Government Index, 8% Salomon Brothers 3-month T-Bill, 15% Salomon Brothers High Yield Index, and 7% NAREIT Index). The Lifestyle Moderate Policy was prepared by the adviser using Ibbotson Associates Software and Data.

(l)The Lifestyle Conservative Policy is a blend of returns (10% Russell 1000 Index, 5% MSCI EAFE Index, Index, 2% Lehman Brothers LT Government/Credit Bond Index, 30% Lehman Brothers 1-3 Year Government Index, 15% of the 3-month T-Bill, 8% Salomon Brothers High Yield Index and 5% NAREIT Index). The Lifestyle Conservative Policy was prepared by the adviser using Ibbotson Associates Software and Data.

(K) During the time periods shown below, a portion of the Lifestyle Trust's expenses were reimbursed. If such expenses had not been reimbursed, returns would be lower.

(L)The Russell 3000 Index was added to more accurately reflect the investment objective of the Trust.

(M)Series II shares were first offered January 28, 2002. The performance for Series II is aggregate total return. Series II performance will be lower than Series I performance due to the higher Rule 12b-l fee. Series III shares (also referred to as "Class R shares") have not yet been offered. Series III performance will be lower than Series I and Series II performance due to the higher Rule 12b-l plan.

SUBADVISER AND PORTFOLIO MANAGERS

         MFC Global (U.S.A.) manages each Lifestyle Trust. MFC Global (U.S.A.) is a corporation subject to the laws of Canada. Its principal business at the present time is to provide investment management services to the portfolios of the Trust for which it is the subadviser. MFC Global (U.S.A.) is an indirect wholly-owned subsidiary of Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The address of MFC Global (U.S.A.) is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5. Funds under management by Manulife Financial were US$92.5 billion (Cdn$146.2 billion) as at December 31, 2002.

         A committee of MFC Global (U.S.A.) investment personnel manages each Lifestyle Trust.

                          ADDITIONAL INFORMATION ABOUT
                           THE PORTFOLIOS' INVESTMENTS

RISKS OF INVESTING IN CERTAIN TYPES OF SECURITIES

         The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole.

NON-DIVERSIFIED PORTFOLIOS

     Definition of Non-Diversified. Any portfolio that is non-diversified is limited as to the percentage of its assets that may be invested in any one issuer, and as to the percentage of the outstanding voting securities of such issuer that may be owned, only by the portfolio's own investment restrictions and the diversification requirements of the Internal Revenue Code (the "Code"). In contrast, a diversified portfolio may not invest more than five percent of its total assets in the securities, or own more than ten percent of the outstanding voting securities, of any one issuer.

         Risks. Since a non-diversified portfolio may invest a high percentage of its assets in the securities of a small number of companies, a non-diversified portfolio may be affected more than a diversified portfolio by a change in the financial condition of any of these companies or by the financial markets' assessment of any of these companies.

EQUITY SECURITIES

         Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a portfolio could decline if the financial condition of the companies the portfolio is invested in decline or if overall market and economic conditions deteriorate. Even portfolios that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

         Fixed income securities are generally subject to two principal types of risks: (a) interest rate risk and (b) credit quality risk.

         Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

         Credit Quality Risk. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a portfolio has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the portfolio's investments. Portfolios that may invest in lower rated fixed income securities are riskier than portfolios that may invest in higher rated fixed income securities. Additional information on the risks of investing in investment grade fixed income securities in the lowest rating category and lower rated fixed income securities is set forth below.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

         Investment grade fixed income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by Standard & Poor's and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED INCOME SECURITIES

      Lower rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by Standard & Poor's). The principal risks of investing in these securities are as follows:

General Risks

         - Risk to Principal and Income. Investing in lower rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

         - Price Volatility. The price of lower rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

         - Liquidity. The market for lower rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

         - Dependence on Subadviser's Own Credit Analysis. While a subadviser to a portfolio may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

Additional Risks Regarding Lower Rated Corporate Fixed Income Securities

         Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional Risks Regarding Lower Rated Foreign Government Fixed Income
Securities

         Lower rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described below under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

Small or Unseasoned Companies

         - Survival of Small or Unseasoned Companies. Companies that are small or unseasoned (less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

         - Changes in Earnings and Business Prospects. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

         - Liquidity. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a portfolio's investments to decrease if it needs to sell such securities when there are few interested buyers.

         - Impact of Buying or Selling Shares. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

         - Publicly Available Information. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security.

Medium Size Companies

         - Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

         The principal risks of investing in foreign securities are set forth below. As noted below, many of these risks are greater in the case of investments in emerging market countries.

         - Currency Fluctuations. Investments in foreign securities may cause a portfolio to lose money when converting investments from foreign currencies into U.S. dollars. A portfolio may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and the portfolio could still lose money.

         - Political and Economic Conditions. Investments in foreign securities subject a portfolio to the political or economic conditions of the foreign country. These conditions could cause portfolio investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries which are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay the portfolio from selling its investment and taking the money out of the country.

         -        Removal of Proceeds of Investments from a Foreign Country.
                  Foreign countries, especially emerging market countries, often have currency controls or restrictions which may prevent or delay a portfolio from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a portfolio could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

         - Nationalization of Assets. Investments in foreign securities subject a portfolio to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

         - Settlement of Sales. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause the portfolio to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

         - Investor Protection Standards. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a portfolio, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

         Certain of the portfolios may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

EXCHANGE TRADED FUNDS (ETFs)

         These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A portfolio could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs.

STRIPPED SECURITIES

         Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

         Mortgage-Backed Securities. Mortgage-backed securities represent participating interests in pools of residential mortgage loans which are guaranteed by the U.S. Government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by the portfolio and not the purchase of shares of the portfolio.

         Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities which provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments which are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

         When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on the portfolio's mortgage-backed securities will result in an unforeseen loss of interest income to the portfolio as the portfolio may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

         When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

         The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the portfolio to differ from the yield calculated on the basis of the average life of the pool. In addition, if the portfolio purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment which may result in a loss to the portfolio.

         Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by the portfolio have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

         Collateralized Mortgage Obligations. The portfolio may invest in mortgage-backed securities called collateralized mortgage obligations (CMOs). CMOs are issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, the portfolio may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

         Asset-Backed Securities. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

         Investing in securities of companies in the real estate industry subjects a portfolio to the risks associated with the direct ownership of real estate. These risks include:

         -        Declines in the value of real estate;

         -        Risks related to general and local economic conditions;

         -        Possible lack of availability of mortgage funds; Overbuilding;

         -        Extended vacancies of properties; Increased competition;

         -        Increases in property taxes and operating expenses;

         -        Change in zoning laws;

         - Losses due to costs resulting from the clean-up of environmental problems;

         - Liability to third parties for damages resulting from environmental problems;

         -        Casualty or condemnation losses;

         -        Limitations on rents;

         - Changes in neighborhood values and the appeal of properties to tenants; and

         -        Changes in interest rates.

         Therefore, for a portfolio investing a substantial amount of its assets in securities of companies in the real estate industry, the value of the portfolio's shares may change at different rates compared to the value of shares of a portfolio with investments in a mix of different industries.

         Securities of companies in the real estate industry include REITs including Equity REITs and Mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

         In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" above for a discussion of the risks associated with invests in these companies.

INDUSTRY OR SECTOR INVESTING

         When a portfolio's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated portfolios tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a portfolio which invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

         Internet-Related Investments. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to (a) rapidly changing technology, (b) extensive government regulation and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings which they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any portfolio that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other portfolios that invest primarily in small company securities.

         Financial Services Industry. A portfolio investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

         Banking. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

         Insurance. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

         Other Financial Services Companies. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

         Telecommunications. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

         Health Sciences. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of heath sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

         Additional risks of investing in the types of securities mentioned above are contained in the Statement of Additional Information.

ADDITIONAL INVESTMENT POLICIES

         Subject to certain restrictions, each of the portfolios of the Trust may use the following investment strategies and purchase the following types of securities.

LENDING OF PORTFOLIO SECURITIES

         Each portfolio may lend its securities so long as such loans do not represent more than 33 1/3% of a portfolio's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash, cash equivalents or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially.

WHEN-ISSUED SECURITIES ("FORWARD COMMITMENTS")

         In order to help ensure the availability of suitable securities, each of the portfolios may purchase debt securities on a "when-issued" or on a "forward delivery" basis. These terms mean that the obligations will be delivered to the portfolio at a future date, which may be a month or more after the date of commitment. While awaiting delivery of the obligations purchased on such bases, a portfolio will maintain on its record liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward delivery securities. At the time delivery is made, the value of when-issued or forward delivery securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction.

U.S. GOVERNMENT SECURITIES

         Certain of the portfolios may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality which depends entirely on its own resources to repay the debt.

REPURCHASE AGREEMENTS

         Each of the portfolios may enter into repurchase agreements. Repurchase agreements involve the acquisition by a portfolio of debt securities subject to an agreement to resell them at an agreed-upon price. The arrangement is in economic effect a loan collateralized by securities. The portfolio's risk in a repurchase transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. In the event of bankruptcy or other default by the seller, the instrument purchased may decline in value, interest payable on the instrument may be lost and there may be possible delays and expense in liquidating the instrument. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchased obligation, including the interest accrued thereon.

REVERSE REPURCHASE AGREEMENTS

         Each portfolio of the Trust may enter into "reverse" repurchase agreements. Under a reverse repurchase agreement, a portfolio may sell a debt security and agree to repurchase it at an agreed upon time and at an agreed upon price. The portfolio will maintain on its records liquid assets such as cash, Treasury bills or other U.S. Government Securities having an aggregate value equal to the amount of such commitment to repurchase including accrued interest, until payment is made. While a reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

FOREIGN REPURCHASE AGREEMENTS

         Certain Trust portfolios may enter into foreign repurchase agreements. Foreign repurchase agreements may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in U.S. markets.

 MORTGAGE DOLLAR ROLLS

         Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may enter into mortgage dollar rolls. Under a mortgage dollar roll, a portfolio sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

         At the time a portfolio enters into a mortgage dollar roll, it will maintain on its records liquid assets such as cash, U.S. Government Securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings.

     A portfolio may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. Dollar roll transactions involve the risk that the market value of the securities sold by the portfolio may decline below the repurchase price of those securities. While a mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a portfolio's net asset value per share, each portfolio will cover the transaction as described above.

WARRANTS

         Unless otherwise explicitly prohibited in the description of a portfolio, each portfolio of the Trust may, subject to certain restrictions, purchase warrants, including warrants traded independently of the underlying securities. Warrants are rights to purchase securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. Warrants cease to have value if not exercised prior to the expiration date.

ILLIQUID SECURITIES

         Each portfolio of the Trust is precluded from investing in excess of 15% of its net assets in securities that are not readily marketable, except that the Money Market Trust may not invest in excess of 10% of its net assets in such securities. Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, the Trust may be forced to sell them at a discount from the last offer price.

INDEXED/STRUCTURED SECURITIES

         Unless otherwise explicitly prohibited in the description of a portfolio, each of the portfolios may invest in indexed/structured securities. These securities are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value may increase or decrease if the reference index or instrument appreciates). Index/structured securities may have return characteristics similar to direct investments in the underlying instruments. A portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

SHORT SALES

         Certain of the portfolios may make short sales of securities. This means a portfolio may sell a security that it does not own in anticipation of a decline in the market value of the security. The portfolio generally borrows the security to deliver to the buyer in a short sale. The portfolio must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The portfolio must pay the lender interest on the security it borrows, and the portfolio will lose money if the price of the security increases between the time of the short sale and the date when the portfolio replaces the borrowed security. Certain of the portfolios may also make short sales "against the box." In a short sale against the box, at the time of sale, the portfolio owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

         Until a portfolio closes its short position or replaces a borrowed security, the portfolio will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or (ii) otherwise cover its short position.

LOAN PARTICIPATIONS

         Certain of the portfolios may invest in fixed-and floating-rate loans, which investments generally will be in the form of loan participations and assignments of such loans. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. If a portfolio purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

         These investment strategies and securities are described further in the Statement of Additional Information.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

         Individual portfolios may be authorized to use a variety of investment strategies. These strategies will be used primarily for hedging purposes, including hedging various market risks (such as interest rates, currency exchange rates and broad or specific market movements) and managing the effective maturity or duration of debt instruments held by the portfolio. Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the portfolio. These strategies may also be used to gain exposure to a particular securities market. The hedging and other strategic transactions which may be used are described below:

         - exchange-listed and over-the-counter put and call options on securities, financial futures contracts and fixed income indices and other financial instruments,

         -        financial futures contracts (including stock index futures),

         -        interest rate transactions*, and

         -        currency transactions**

Collectively, these transactions are referred to in this Prospectus as "Hedging and Other Strategic Transactions." The description in this Prospectus of each portfolio indicates which, if any, of these types of transactions may be used by the portfolio.

* A portfolio's interest rate transactions may take the form of swaps, caps, floors and collars.

**A portfolio's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

         Hedging and Other Strategic Transactions may be used for the following purposes:

         - to attempt to protect against possible changes in the market value of securities held or to be purchased by a portfolio resulting from securities markets or currency exchange rate fluctuations,

         - to protect a portfolio's unrealized gains in the value of its securities,

         - to facilitate the sale of a portfolio's securities for investment purposes,

         - to manage the effective maturity or duration of a portfolio's securities or

         - to establish a position in the derivatives markets as a substitute for purchasing or selling securities in a particular market.

         - to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

The ability of a portfolio to utilize Hedging and Other Strategic Transactions successfully will depend in part on its Subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize Hedging and Other Strategic Transactions are different from those needed to select a portfolio's securities. While a Subadviser will only use Hedging and Other Strategic Transactions in a portfolio primarily for hedging purposes or to gain exposure to a particular securities market., if the transaction is not successful it could result in a loss to the portfolio. These transactions may also increase the volatility of a portfolio and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed a fund's initial investment in such contracts. In addition, these transactions could result in a loss to the portfolio if the counterparty to the transaction does not perform as promised. A detailed discussion of various Hedging and Other Strategic Transactions, including applicable regulations of the CFTC and the requirement to segregate assets with respect to these transactions, appears in the Statement of Additional Information.

                             MANAGEMENT OF THE TRUST

ADVISORY ARRANGEMENTS

         Manufacturers Securities Services, LLC (the "Adviser") is the adviser to the Trust. The Adviser is a Delaware limited liability company whose principal offices are located at 73 Tremont Street, Boston, Massachusetts 02108. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

         The Adviser administers the business and affairs of the Trust. The Adviser also selects, contracts with and compensates Subadvisers to manage the investment and reinvestment of the assets of all portfolios of the Trust. The Adviser does not itself manage any of the Trust portfolio assets but has ultimate responsibility to oversee the Subadvisers. In this connection, the Adviser (i) monitors the compliance of the Subadvisers with the investment objectives and related policies of each portfolio, (ii) reviews the performance of the Subadvisers and (iii) reports periodically on such performance to the Trustees of the Trust.

         The Trust has received an order from the SEC permitting the Adviser to appoint a Subadviser or change the terms of a subadvisory agreement pursuant to an agreement that is not approved by shareholders. The Trust, therefore, is able to change Subadvisers or the fees paid to Subadvisers from time to time without the expense and delays associated with obtaining shareholder approval of the change. This order does not, however, permit the Adviser to appoint a Subadviser that is an affiliate of the Adviser or the Trust (other than by reason of serving as Subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders. Currently, Manufacturers Adviser Corporation is an Affiliated Subadviser.

         As compensation for its services, the Adviser receives a fee from the Trust computed separately for each portfolio. The fee for each portfolio is stated as an annual percentage of the current value of the net assets of the portfolio. The fee, which is accrued daily and payable daily, is calculated for each day by multiplying the daily equivalent of the annual percentage prescribed for a portfolio by the value of the net assets of the portfolio at the close of business on the previous business day of the Trust.

     The following table presents a schedule of the management fees each portfolio currently is obligated to pay the Adviser as a percentage of average annual net assets.

                                                                                 BETWEEN
                                                                BETWEEN        $200 MILLION       BETWEEN
                                                 FIRST      $50 MILLION AND      AND $500       $500 MILLION     EXCESS OVER
            PORTFOLIO                         $50 MILLION    $200 MILLION        MILLION       AND $1 BILLION    $1 BILLION
            ---------                         -----------    ------------        -------       --------------    ----------
Pacific Rim Emerging Markets Trust .....         0.700%         0.700%            0.700%           0.600%          0.600%
Science & Technology Trust .............         0.950%         0.950%            0.950%           0.900%          0.900%
International Small Cap Trust ..........         0.950%         0.950%            0.850%           0.750%          0.750%
Health Sciences Trust ..................         0.950%         0.950%            0.950%           0.900%          0.900%
Aggressive Growth Trust ................         0.850%         0.850%            0.850%           0.800%          0.800%
Emerging Small Company Trust ...........         0.900%         0.900%            0.900%           0.870%          0.850%
Small Company Blend ....................         0.900%         0.900%            0.900%           0.900%          0.900%
Dynamic Growth Trust ...................         0.850%         0.850%            0.850%           0.800%          0.800%
Mid Cap Stock Trust ....................         0.775%         0.775%            0.750%           0.725%          0.725%
All Cap Growth Trust ...................         0.800%         0.800%            0.800%           0.750%          0.750%
Overseas Trust .........................         0.800%         0.800%            0.800%           0.800%          0.800%
International Stock Trust ..............         0.850%         0.850%            0.850%           0.800%          0.800%
International Value Trust ..............         0.850%         0.850%            0.750%           0.700%          0.700%
Strategic Opportunities Trust ..........         0.700%         0.700%            0.700%           0.700%          0.700%
Quantitative Mid Cap Trust .............         0.650%         0.650%            0.550%           0.550%          0.550%
All Cap Core Trust (Formerly,
  Growth Trust) ........................         0.700%         0.700%            0.700%           0.650%          0.650%
Quantitative Equity Trust ..............         0.600%         0.600%            0.600%           0.550%          0.500%
Blue Chip Growth Trust .................         0.725%         0.725%            0.725%           0.725%          0.700%
Real Estate Securities Trust ...........         0.600%         0.600%            0.600%           0.600%          0.600%
Small Company Value Trust ..............         0.900%         0.900%            0.900%           0.900%          0.900%
Mid Cap Value Trust ....................         0.800%         0.800%            0.750%           0.725%          0.725%
Value Trust ............................         0.650%         0.650%            0.625%           0.550%          0.550%
Equity Index ...........................         0.250%         0.250%            0.250%           0.250%          0.250%
Global Allocation Trust (formerly,
  Tactical Allocation Trust) ...........         0.750%         0.750%            0.750%           0.700%          0.700%
Growth & Income Trust ..................         0.600%         0.600%            0.600%           0.550%          0.500%
U.S. Large Cap Trust (formerly,
  U.S. Large Cap Value Trust) ..........         0.725%         0.725%            0.725%           0.725%          0.700%
Equity-Income Trust ....................         0.725%         0.725%            0.725%           0.725%          0.700%
Income & Value Trust ...................         0.650%         0.650%            0.650%           0.650%          0.650%
Balanced Trust .........................         0.600%         0.550%            0.500%           0.500%          0.500%
High Yield Trust .......................         0.625%         0.625%            0.625%           0.550%          0.550%
Strategic Bond Trust ...................         0.625%         0.625%            0.625%           0.550%          0.550%
Global Bond Trust ......................         0.600%         0.600%            0.600%           0.600%          0.600%
Total Return Trust .....................         0.600%         0.600%            0.600%           0.600%          0.600%
Investment Quality Bond Trust ..........         0.500%         0.500%            0.500%           0.450%          0.450%
Diversified Bond Trust .................         0.600%         0.600%            0.600%           0.600%          0.600%
U.S. Government Securities Trust .......         0.550%         0.550%            0.550%           0.450%          0.450%
Money Market Trust .....................         0.350%         0.350%            0.350%           0.350%          0.350%
Small Cap Index Trust ..................         0.375%         0.375%            0.375%           0.375%          0.375%
International Index Trust ..............         0.400%         0.400%            0.400%           0.400%          0.400%
Mid Cap Index Trust ....................         0.375%         0.375%            0.375%           0.375%          0.375%

                                                                                  BETWEEN
                                                               BETWEEN          $200 MILLION      BETWEEN
                                                FIRST      $50 MILLION AND        AND $500      $500 MILLION     EXCESS OVER
        PORTFOLIO                            $50 MILLION     $200 MILLION         MILLION      AND $1 BILLION    $1 BILLION
        ---------                            -----------     ------------         -------      --------------    ----------
Total Stock Market Trust ................      0.375%          0.375%              0.375%           0.375%          0.375%
Index Trust .............................      0.375%          0.375%              0.375%           0.375%          0.375%
Small-Mid Cap Trust .....................      0.950%          0.950%              0.950%           0.950%          0.950%

                                                                                  BETWEEN
                                                               BETWEEN          $250 MILLION       BETWEEN
                                                FIRST      $50 MILLION AND        AND $500      $500 MILLION     EXCESS OVER
        PORTFOLIO                            $50 MILLION     $250 MILLION         MILLION      AND $1 BILLION    $1 BILLION
        ---------                            -----------     ------------         -------      --------------    ----------
International Equity Select Trust .......      0.900%          0.900%              0.850%           0.800%          0.800%
Global Equity Select Trust ..............      0.900%          0.900%              0.850%           0.800%          0.800%
Financial Services Trust ................      0.800%          0.750%              0.750%           0.700%          0.700%
Fundamental Value Trust .................      0.800%          0.750%              0.750%           0.700%          0.700%
All Cap Value Trust .....................      0.750%          0.750%              0.700%           0.650%          0.650%

                                                                                 BETWEEN
                                                               BETWEEN         $200 MILLION       BETWEEN
                                                FIRST      $100 MILLION AND      AND $500       $500 MILLION     EXCESS OVER
        PORTFOLIO                            $100 MILLION    $200 MILLION        MILLION       AND $1 BILLION    $1 BILLION
        ---------                            ------------    ------------        -------       --------------    ----------
Select Growth Trust .....................       0.800%          0.750%             0.750%           0.750%          0.750%
Core Value Trust ........................       0.800%          0.750%             0.750%           0.750%          0.750%
Small-Mid Cap Growth Trust ..............       0.800%          0.750%             0.750%           0.750%          0.750%
Lifestyle Aggressive 1000 Trust .........       0.075%          0.050%             0.050%           0.050%          0.050%
Lifestyle Growth 820 Trust ..............       0.075%          0.050%             0.050%           0.050%          0.050%
Lifestyle Balanced 640 Trust ............       0.075%          0.050%             0.050%           0.050%          0.050%
Lifestyle Moderate 460 Trust ............       0.075%          0.050%             0.050%           0.050%          0.050%
Lifestyle Conservative 280 Trust ........       0.075%          0.050%             0.050%           0.050%          0.050%

                                                                                 BETWEEN
                                                               BETWEEN         $100 MILLION
                                                FIRST      $50 MILLION AND       AND $250      EXCESS OVER
        PORTFOLIO                            $50 MILLION    $100 MILLION         MILLION       $250 MILLION
        ---------                            -----------    ------------         -------       ------------
High Grade Bond Trust ...................       0.600%         0.550%             0.500%          0.450%

                                              FIRST $300     EXCESS OVER
        PORTFOLIO                              MILLION       $300 MILLION
        ---------                              -------       ------------
Capital Appreciation Trust ..............       0.750%           0.700%

                                                 FIRST       EXCESS OVER
        PORTFOLIO                             $1 BILLION     $1 BILLION
        ---------                             ----------     ----------
Global Equity Trust .....................         0.750%       0.700%


                                               FIRST $750    EXCESS OVER
        PORTFOLIO                                MILLION     $750 MILLION
        ---------                                -------     ------------
Large Cap Growth Trust ..................         0.750%        0.700%

                                                                                   BETWEEN $600
                                                                    BETWEEN          MILLION          BETWEEN
                                                    FIRST       $300 MILLION AND    AND $900       $900 MILLION      EXCESS OVER
         PORTFOLIO                               $300 MILLION     $600 MILLION       MILLION      AND $1.5 BILLION   $1.5 BILLION
         ---------                               ------------     ------------       -------      ----------------   ------------
Strategic Growth Trust ......................       0.750%           0.725%           0.700%           0.675%           0.600%
Strategic Value Trust (formerly, Capital
  Opportunities Trust) ......................       0.750%           0.725%           0.700%           0.675%           0.600%
Utilities Trust .............................       0.750%           0.725%           0.700%           0.675%           0.600%

                                                                                     BETWEEN
                                                                    BETWEEN        $200 MILLION      BETWEEN
                                                    FIRST       $50 MILLION AND      AND $500      $500 MILLION      EXCESS OVER
         PORTFOLIO                               $50 MILLION     $200 MILLION        MILLION      AND $1 BILLION     $1 BILLION
         ---------                               -----------     ------------        -------      --------------     ----------
Natural Resources Trust......................      0.950%            0.900%           0.900%          0.900%            0.900%
Real Return Bond Trust.......................      0.600%            0.600%           0.600%          0.600%            0.600%
Special Value Trust..... ....................      0.900%            0.900%           0.900%          0.850%            0.850%
Small Cap Opportunities Trust................      0.900%            0.900%           0.900%          0.850%            0.850%
Emerging Growth Trust .......................      0.700%            0.700%           0.700%          0.700%            0.700%
Quantitative All Cap Trust...................      0.650%            0.600%           0.600%          0.600%            0.600%

                                                                                     BETWEEN        BETWEEN
                                                                    BETWEEN        $50 MILLION    $200 MILLION
                                                    FIRST       $10 MILLION AND      AND $200       AND $500         EXCESS OVER
         PORTFOLIO                               $10 MILLION      $50 MILLION        MILLION        MILLION          $500 MILLION
         ---------                               -----------      -----------        -------        -------          ------------
Mid Cap Core Trust ..........................       0.850%           0.800%           0.775%         0.750%             0.725%

                                                                                     BETWEEN
                                                                    BETWEEN        $300 MILLION
                                                     FIRST      $100 MILLION AND     AND $500     EXCESS OVER
         PORTFOLIO                               $100 MILLION    $300 MILLION        MILLION      $500 MILLION
         ---------                               ------------    ------------        -------      ------------
Large Cap Value Trust .......................       0.750%          0.750%            0.725%         0.700%

         The following table presents the investment advisory fee paid by each portfolio of the Trust for the year ended December 31, 2002.

                                                                                      ADVISORY FEE AS A
                    PORTFOLIO                                                           DOLLAR AMOUNT
                    ---------                                                         -----------------
Pacific Rim Emerging Markets Trust.............................................          $   416,583
Science & Technology Trust.....................................................            4,665,496
International Small Cap Trust..................................................            1,256,297
Health Sciences Trust..........................................................              656,558
Aggressive Growth Trust .......................................................            2,266,076
Emerging Small Company Trust...................................................            3,336,408
Small Company Blend Trust......................................................            1,494,287
Dynamic Growth Trust...........................................................              948,024
Mid Cap Stock Trust ...........................................................            1,278,522
All Cap Growth Trust...........................................................            4,069,913
Financial Services ............................................................              322,434
Overseas Trust.................................................................            3,200,426
International Stock Trust......................................................            2,300,890
International Value Trust......................................................            2,139,146
Capital Appreciation Trust.....................................................              445,057
Strategic Opportunities Trust..................................................            5,384,080
Quantitative Mid Cap Trust.....................................................              593,460
Global Equity Trust............................................................            3,315,325
Strategic Growth Trust.........................................................              829,861
All Cap Core Trust (formerly, Growth Trust)....................................            2,742,752
Large Cap Growth Trust ........................................................            3,423,377
All Cap Value Trust............................................................              263,705
Strategic Value Trust (formerly, Capital Opportunities Trust)..................              294,657
Quantitative Equity Trust......................................................            2,089,973
Blue Chip Growth Trust.........................................................            9,826,268
Utilities Trust................................................................              164,770
Real Estate Securities Trust...................................................            1,851,450
Small Company Value Trust......................................................            2,957,847

                                                                                      ADVISORY FEE AS A
                PORTFOLIO                                                               DOLLAR AMOUNT
                ---------                                                             -----------------
Mid Cap Value Trust............................................................             1,457,860
Value Trust....................................................................             2,118,815
Equity Index Trust ............................................................               224,244
Global Allocation Trust (formerly, Tactical Allocation Trust)..................               539,276
Fundamental Value Trust........................................................             1,374,382
Growth & Income Trust..........................................................            10,344,977
U.S. Large Cap Trust (formerly, U.S. Large Cap Value Trust)....................             3,733,512
Equity-Income Trust............................................................             8,247,458
Income & Value Trust ..........................................................             3,319,917
Balanced Trust.................................................................               878,703
High Yield Trust...............................................................             2,233,481
Strategic Bond Trust...........................................................             2,094,467
Global Bond Trust..............................................................               822,503
Total Return Trust.............................................................             6,101,938
Investment Quality Bond Trust..................................................             2,261,282
Diversified Bond Trust ........................................................             1,986,097
U.S. Government Securities Trust...............................................             3,682,285
Money Market Trust.............................................................             5,570,401
Small Cap Index Trust..........................................................               226,496
International Index Trust......................................................               213,457
Mid Cap Index Trust ...........................................................               333,250
Total Stock Market Index Trust.................................................               257,467
500 Index Trust................................................................             2,771,998
Lifestyle Aggressive 1000 Trust................................................               124,563
Lifestyle Growth 820 Trust ....................................................               427,852
Lifestyle Balanced 640 Trust...................................................               461,188
Lifestyle Moderate 460 Trust...................................................               183,153
Lifestyle Conservative 280 Trust...............................................               140,649
Small-Mid Cap Growth Trust.....................................................                17,743
Small-Mid Cap Trust............................................................                92,013
International Equity Select Trust..............................................                73,387
Select Growth Trust............................................................                19,368
Global Equity Select Trust.....................................................                24,651
Core Value Trust...............................................................                21,594
High Grade Bond Trust .........................................................                69,790
Total for all Portfolios.......................................................         $ 126,026,937

Advisory Fee Waiver

         The Adviser has voluntarily agreed to waive a portion of its advisory fee for the Science & Technology Trust, Health Sciences Trust, Small Company Value Trust, Blue Chip Growth Trust and Equity-Income Trust. Once the combined assets exceed specified amounts, the fee reduction is increased. The percentage fee reduction for each asset level is as follows:

            COMBINED ASSET LEVELS                                        FEE REDUCTION
            ---------------------                                     -------------------
                                                                      (AS A PERCENTAGE OF
                                                                       THE ADVISORY FEE)
First $750 million ............................................             0.00%
Between $750 million and $1.5 billion .........................              5.0%
Between $1.5 billion and $3.0 billion .........................              7.5%
Over $3.0 billion .............................................               10%

         The fee reductions are applied to the advisory fees of each of the five portfolios. This voluntary fee waiver may be terminated at any time by the Adviser.

Expense Reimbursement.

         All Portfolios Except the Lifestyle Trusts. Advisory fees are reduced or the Adviser reimburses the Trust if the total of all expenses (excluding advisory fees, Rule 12b-1 fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) applicable to a portfolio exceeds the annual rate specified below of the average annual net assets of the portfolio:

         - 0.10% in the case of the Small-Mid Cap Growth Trust, Small-Mid Cap Trust, Select Growth Trust, Core Value Trust

         - 0.15% in the case of the Equity Index Trust, International Equity Select Trust, Global Equity Select Trust

         - 0.050% in the case of the International Index Trust and the 500 Index Trust,

         - 0.075% in the case of the Small Cap Index Trust, the Mid Cap Index Trust and the Total Stock Market Index Trust,

         - 0.75% in the case of the International Small Cap, Global Equity, Global Bond, International Value, Overseas, International Stock and Pacific Rim Emerging Markets Trusts,

         -        0.50% in the case of all other portfolios except the Lifestyle
                  Trusts.

         Lifestyle Trusts. If total expenses of a Lifestyle Trust (absent reimbursement) exceed 0.075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser. (For purposes of the expense reimbursement total expenses of a Lifestyle Trust includes the advisory fee but excludes (a) the expenses of the Underlying Portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business.)

         These expense limitations will continue in effect unless otherwise terminated by the Adviser upon notice to the Trust. These voluntary expense reimbursements may be terminated at any time.

SUBADVISORY ARRANGEMENTS

         Under the terms of each of the Subadvisory Agreements, the Subadviser manages the assets of the assigned portfolios, subject to the supervision of the Adviser and the Trustees of the Trust. The Subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in this Prospectus. Each Subadviser regularly reports to the Adviser and the Trustees of the Trust with respect to the implementation of such programs.

                      MULTICLASS PRICING; RULE 12B-1 PLANS

MULTIPLE CLASSES OF SHARES

         The Trust may issue three classes of shares, Series I shares (formerly referred to as Class A shares), Series II shares (formerly referred to as Class B shares) and Series III (also referred to as "Class R shares"). Each class of shares is the same except for differences in class expenses, including different Rule 12b-1 fees, and voting rights.

         Series III Shares. Only certain "Qualified Plans" and certain permitted entities may invest in Series III shares. For this purpose, a "Qualified Plan" includes: (i) a plan described in Section 401(a) of the Code; (ii) an annuity plan described in 403(a) of the Code; (iii) an annuity contract described in
Section 403(b) of the Code, including a custodial account described in Section 403(b)(7) of the Code; (iv) an individual retirement account described in
Section 408(a) of the Code; (v) an individual retirement annuity described in
Section 408(b) of the Code; (vi) a governmental plan within the meaning of
Section 414(d) of the Code; (vii) an eligible deferred compensation plan described in Section 457(b) of the Code; (viii) a simplified employee pension described in Section 408(k) of the Code; (ix) a plan described in Section 501
(c)(18) of the Code; and (x) any other trust, plan, account, contract, or annuity that the Internal Revenue Service has determined to be within the scope of Section 1.817-5(f)(3) (iii) of the Income Tax Regulations.

RULE 12b-1 PLANS OF EACH CLASS

         Series I shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-1 fee of .15% of Series I share average daily net assets.

         Series II shares of each portfolio (except the Equity Index Trust and the Lifestyle Trusts) are subject to a Rule 12b-l fee of up to .35% of Series II share average daily net assets.

         Series III shares of each portfolio are subject to a Rule 12b-l fee of up to .50% of Series III share average daily net assets (.15% in the case of the Lifestyle Trusts).

         Rule 12b-l fees will be paid to the Trust's Distributor, Manufacturers Financial Securities LLC, or any successor thereto.

         To the extent consistent with applicable laws, regulations and rules, the Distributor may use Rule 12b-l fees:

                  (i) for any expenses relating to the distribution of the shares of the class,

                  (ii) for any expenses relating to shareholder or administrative services for holders of the shares of the class (or owners of contracts funded in insurance company separate accounts that invest in the shares of the class) and

                  (iii) for the payment of "service fees" that come within Rule 2830(d)(5) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

         Without limiting the foregoing, the Distributor may pay all or part of the Rule 12b-l fees from a portfolio to one or more affiliated and unaffiliated insurance companies that have issued variable insurance contracts for which the portfolio serves as an investment vehicle as compensation for providing some or all of the types of services described in the preceding sentence; this provision, however, does not obligate the Distributor to make any payments of Rule 12b-l fees and does not limit the use that the Distributor may make of the Rule 12b-l fees it receives. Currently, all such payments are made to insurance companies affiliated with the Trust's investment adviser and Distributor. However, payments may be made to nonaffiliated insurance companies in the future.

         Rule 12b-l fees are paid out of a portfolio's assets on an ongoing basis. Therefore, these fees will increase the cost of an investment in a portfolio and may, over time, be greater than other types of sales charges.

                               GENERAL INFORMATION

TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY
DIVERSIFICATION REQUIREMENTS APPLICABLE TO INSURANCE COMPANY SEPARATE ACCOUNTS

         The Trust intends to take the steps necessary to qualify each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and believes that each portfolio will so qualify. As a result of qualifying as a regulated investment company, each portfolio will not be subject to U.S. Federal income tax on its net investment income and net capital gain that it distributes to its shareholders in each taxable year provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year. Net investment income is defined as investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid. Net capital gain is defined as the excess of its net realized long-term capital gain over its net realized short-term capital loss. Each portfolio is subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of ordinary income and capital gain net income. To the extent possible, each portfolio intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

         Because the Trust complies with the ownership restrictions of Treas. Reg. Section 1.817-5(f) (no direct ownership by the public), each insurance company separate account will be treated as owning its proportionate share of the assets of any portfolio in which it invests, provided that the portfolio qualifies as a regulated investment company. Therefore, each portfolio intends to meet the additional diversification requirements that are applicable to insurance company separate accounts under Subchapter L of the Code. These requirements generally provide that no more than 55% of the value of the assets of a portfolio may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

         If a portfolio failed to qualify as a regulated investment company, owners of contracts based on the portfolio:

         - would be treated as owning shares of the portfolio (rather than their proportionate share of the assets of such portfolio) for purposes of the diversification requirements under Subchapter L of the Code, and as a result might be taxed currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral, and

         - the portfolio would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification.

         In addition, if a portfolio failed to comply with the diversification requirements of the regulations under Subchapter L of the Code, owners of contracts based on the portfolio might be taxed on the investment earnings under their contracts and thereby lose the benefit of tax deferral. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the Subadvisers and it is intended that the portfolios will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return under a portfolio, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the Subadvisers might otherwise believe to be desirable.

FOREIGN INVESTMENTS

         Portfolios investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. The investment yield of any portfolio that invests in foreign securities or currencies will be reduced by these foreign taxes.

TAX IMPLICATIONS FOR INSURANCE CONTRACTS WITH INVESTMENTS ALLOCATED TO THE TRUST

         For information regarding the tax implications for the purchaser of a variable annuity or life insurance contract who allocates investments to a portfolio of the Trust, please refer to the prospectus for the contract.

         The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. The Code and Regulations are subject to change, possibly with retroactive effect. See "Additional Information Concerning Taxes" in the Statement of Additional Information for additional information on taxes.

DIVIDENDS

         The Trust intends to declare as dividends substantially all of the net investment income, if any, of each portfolio. Dividends from the net investment income and the net capital gain, if any, for each portfolio except the Money Market Trust will be declared not less frequently than annually and reinvested in additional full and fractional shares of that portfolio or paid in cash. Dividends from net investment income and net capital gain, if any, for the Money Market Trust will be declared and reinvested, or paid in cash, daily.

PURCHASE AND REDEMPTION OF SHARES

         Shares of each portfolio of the Trust are offered continuously, without sales charge, at a price equal to their net asset value. The Trust sells its shares directly without the use of any underwriter. Shares of each portfolio of the Trust are sold and redeemed at their net asset value next computed after a purchase payment or redemption request is received by the shareholder from the contract owner or after any other purchase or redemption order is received by the Trust. Depending upon the net asset value at that time, the amount paid upon redemption may be more or less than the cost of the shares redeemed. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. However, the Trust may suspend the right of redemption or postpone the date of payment beyond seven days during any period when:

         - trading on the New York Stock Exchange is restricted, as determined by the SEC, or such Exchange is closed for other than weekends and holidays;

         - an emergency exists, as determined by the SEC, as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets; or

         - the SEC by order so permits for the protection of security holders of the Trust.

Calculation of Net Asset Value

         The net asset value of the shares of each portfolio is determined once daily as of the close of day-time trading of the New York Stock Exchange, Monday through Friday, except that no determination is required on:

                  (i) days on which changes in the value of such portfolio's portfolio securities will not materially affect the current net asset value of the shares of the portfolio,

                  (ii) days during which no shares of such portfolio are tendered for redemption and no order to purchase or sell such shares is received by the Trust, or

                  (iii) the following business holidays or the days on which such holidays are observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The net asset values per share of all portfolios, except the Money Market Trust, are computed by:

                  (i) adding the sum of the value of the securities held by each portfolio plus any cash or other assets it holds,

                  (ii) subtracting all its liabilities, and

                  (iii) dividing the result by the total number of shares outstanding of that portfolio at such time.

Securities held by each of the portfolios, except securities held by the Money Market and Lifestyle Trusts and money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, such securities are valued at fair value as determined in good faith by the Trustees or their designee although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

         All instruments held by the Money Market Trust and money market instruments with a remaining maturity of 60 days or less held by the other portfolios are valued on an amortized cost basis. Underlying Portfolio shares held by the Lifestyle Trust are valued at their net asset value.

         Generally, trading (i) in non-U.S. securities, (ii) U.S. Government Securities and (iii) money market instruments is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the net asset value of a portfolio's shares are generally determined as of such times. Occasionally, events which affect the values of such securities may occur between the times at which they are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of a portfolio's net asset value. In such event, these securities will then be valued at their fair value as determined in good faith by the Trustees or their designee. Fair value pricing in these circumstances will help ensure that shareholders buying and selling shares on this date receive a price that accurately reflects the value of the securities as of the close of the New York Stock Exchange as opposed to a price that reflects values of securities which are no longer accurate. Fair value pricing in these circumstances will also help ensure that aggressive traders are not able to purchase shares of a portfolio at a deflated price that reflects stale security valuations and then immediately sell these shares at a gain.

PURCHASERS OF SHARES OF THE TRUST

         Shares of the Trust may be sold to insurance company separate accounts for both variable annuity and variable life insurance contracts and to certain qualified pension and retirement plans ("Qualified Plans"). Due to differences in tax treatments and other considerations, the interests of various contract owners participating in the Trust and the interests of Qualified Plans investing the Trust may conflict. The Board of Trustees of the Trust will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

                              FINANCIAL HIGHLIGHTS

         The financial highlights table included with each portfolio description is intended to help investors understand the financial performance of the portfolio for the past five years (or since inception in the case of a portfolio in operation for less than five years. Certain information reflects financial results for a single share of a Trust portfolio. The total returns presented in the table represent the rate that an investor would have earned (or lost) on an investment in a particular Trust portfolio (assuming reinvestment of all dividends and distributions). The financial statements of the Trust as of December 31, 2002, have been audited by PricewaterhouseCoopers LLP, independent accountants. The report of PricewaterhouseCoopers LLP is included, along with the Trust's financial statements, in the Trust's annual report which has been incorporated by reference into the Statement of Additional Information and is available upon request.

         The performance information included in the "Financial Highlights" does not reflect fees and expenses of any variable insurance contract which may use the Trust as its underlying investment medium. If such fees and expenses had been reflected, performance would be lower.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                             SCIENCE & TECHNOLOGY TRUST
                                                ----------------------------------------------------------------------------------
                                                                               SERIES I                             SERIES II
                                                ---------------------------------------------------------------    ---------------
                                                                       YEARS ENDED DECEMBER 31,                      1/28/2002*
                                                ---------------------------------------------------------------             TO
                                                  2002#        2001#         2000#          1999         1998        12/31/2002#
                                                ---------    ---------    ----------        ----         ----      ---------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  12.83     $  23.24     $    36.17     $    19.52    $  13.62     $     12.61
Income from investment operations:

       Net investment loss                         (0.08)       (0.13)         (0.24)         (0.06)      (0.09)          (0.08)
       Net realized and unrealized gain
       (loss) on investments and foreign
       currency transactions                       (5.15)       (9.36)        (11.77)         19.43        5.99           (4.94)
                                                --------     --------     ----------     ----------    --------     -----------
       Total from investment operations            (5.23)       (9.49)        (12.01)         19.37        5.90           (5.02)
                                                --------     --------     ----------     ----------    --------     -----------
Less distributions:

       Distributions from capital gains                -        (0.92)         (0.92)         (2.72)          -               -
                                                --------     --------     ----------     ----------    --------     -----------
       Total distributions                             -        (0.92)         (0.92)         (2.72)          -               -
                                                --------     --------     ----------     ----------    --------     -----------
NET ASSET VALUE, END OF PERIOD                  $   7.60     $  12.83     $    23.24     $    36.17    $  19.52     $      7.59
                                                ========     ========     ==========     ==========    ========     ===========
       TOTAL RETURN(B)                            (40.76%)     (41.25%)       (34.06%)        99.49%      43.32%         (39.81%)+
Net assets, end of period (000's)               $358,553     $729,587     $1,262,181     $1,144,454    $179,285     $    11,064
Ratio of expenses to average net assets             1.17%        1.16%          1.15%          1.16%       1.21%           1.37%(A)
Ratio of expenses to average net assets after
expense reductions                                  1.15%        1.15%          1.14%          1.16%       1.21%           1.35%(A)
Ratio of net investment loss to average net
assets                                             (0.87%)      (0.80%)        (0.73%)        (0.40%)     (0.73%)         (1.07%)(A)
Portfolio turnover rate                               59%         144%           133%           113%        105%             59%(A)

                                                                         PACIFIC RIM EMERGING MARKETS TRUST
                                                -----------------------------------------------------------------------------------
                                                                                 SERIES I                            SERIES II
                                                ---------------------------------------------------------------   -----------------
                                                                          YEARS ENDED DECEMBER 31,                   1/28/2002*
                                                ---------------------------------------------------------------         TO
                                                  2002#         2001#        2000#          1999         1998         12/31/2002#
                                                ---------    ---------    ----------        ----         ----     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   6.65     $   8.20     $    10.88     $     6.83    $   7.16     $      6.63

Income from investment operations:

       Net investment income (loss)                 0.02         0.02           0.06           0.09        0.08           (0.02)
       Net realized and unrealized gain
       (loss) on investments and foreign
       currency transactions                       (0.85)       (1.54)         (2.70)          4.17       (0.41)          (0.79)
                                                --------     --------     ----------     ----------    --------     -----------
       Total from investment operations            (0.83)       (1.52)         (2.64)          4.26       (0.33)          (0.81)
                                                --------     --------     ----------     ----------    --------     -----------
Less distributions:

       Dividends from net investment income        (0.01)       (0.03)         (0.04)         (0.21)          -           (0.01)
                                                --------     --------     ----------     ----------    --------     -----------
NET ASSET VALUE, END OF PERIOD                  $   5.81     $   6.65     $     8.20     $    10.88    $   6.83     $      5.81
                                                ========     ========     ==========     ==========    ========     ===========
       TOTAL RETURN                               (12.53%)     (18.57%)       (24.37%)        62.87%      (4.61%)        (12.27%)+
Net assets, end of period (000's)               $ 45,937     $ 55,981     $   83,370     $   94,753    $ 27,995     $     4,287
Ratio of expenses to average net assets             1.23%        1.23%          1.03%          1.11%       1.21%           1.43%(A)
Ratio of net investment income (loss) to
average net assets                                  0.24%        0.32%          0.61%          0.90%       1.21%          (0.28%)(A)
Portfolio turnover rate                               28%          76%            55%            42%         62%             28%(A)

#   Net investment income has been calculated using the average shares method.

*   Commencement of operations

+   Not Annualized

(A) Annualized

(B) The total return for the years ended 2002, 2001 and 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                           HEALTH SCIENCES TRUST
                                                -----------------------------------------------
                                                             SERIES I               SERIES II
                                                ------------------------------      -----------
                                                YEAR ENDED        4/30/2001*        1/28/2002*
                                                DECEMBER 31,         TO                 TO
                                                   2002#         12/31/2001#        12/31/2002#
                                                -----------    ---------------      -----------
NET ASSET VALUE, BEGINNING OF PERIOD              $  13.54       $   12.50          $    12.90
Income from investment operations:

           Net investment loss                       (0.08)          (0.07)              (0.09)
           Net realized and unrealized gain
           (loss) on investments and
           foreign currency transactions             (3.60)           1.11               (2.95)
                                                  --------       ---------          ----------
           Total from investment
           operations                                (3.68)           1.04               (3.04)
                                                  --------       ---------          ----------
Less distributions:

           Distributions from capital gains          (0.03)              -               (0.03)
                                                  --------       ---------          ----------
           Total distributions                       (0.03)              -               (0.03)
                                                  --------       ---------          ----------
NET ASSET VALUE, END OF PERIOD                    $   9.83       $   13.54          $     9.83
                                                  ========       =========          ==========
           TOTAL RETURN(B)                          (27.24%)          8.32%+            (23.63%)+
Net assets, end of period (000's)                 $ 62,075       $  51,568          $   15,924
Ratio of expenses to average net assets               1.25%           1.45%(A)            1.45%(A)
Ratio of expenses to average net assets
after expense reductions                              1.23%           1.44%(A)            1.43%(A)
Ratio of net investment loss to average
net assets                                           (0.74%)         (0.76%)(A)          (1.02%)(A)
Portfolio turnover rate                                 55%             81%(A)              55%(A)

                                                                           EMERGING SMALL COMPANY TRUST
                                                ------------------------------------------------------------------------------------
                                                                           SERIES I                                    SERIES II
                                                ---------------------------------------------------------------    -----------------
                                                                     YEARS ENDED DECEMBER 31,                         1/28/2002*
                                                ---------------------------------------------------------------           TO
                                                  2002#         2001#         2000#         1999         1998         12/31/2002#
                                                --------      ---------    ----------       ----         ----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD            $  26.06      $  35.02     $    40.74    $    23.82    $  24.13     $     25.13
Income from investment operations:

           Net investment loss                     (0.12)        (0.08)         (0.02)        (0.09)      (0.12)          (0.11)
           Net realized and unrealized gain
           (loss) on investments and foreign
           currency transactions                   (7.49)        (7.75)         (1.33)        17.35        0.17           (6.58)
                                                --------      --------     ----------    ----------    --------     -----------
           Total from investment operations        (7.61)        (7.83)         (1.35)        17.26        0.05           (6.69)
                                                --------      --------     ----------    ----------    --------     -----------
Less distributions:

           Distributions from capital gains            -         (1.13)         (4.37)        (0.34)      (0.36)              -
                                                --------      --------     ----------    ----------    --------     -----------
           Total distributions                         -         (1.13)         (4.37)        (0.34)      (0.36)              -
                                                --------      --------     ----------    ----------    --------     -----------
NET ASSET VALUE, END OF PERIOD                  $  18.45      $  26.06     $    35.02    $    40.74    $  23.82     $     18.44
                                                ========      ========     ==========    ==========    ========     ===========
           TOTAL RETURN                           (29.20%)      (22.24%)        (4.30%)       73.53%       0.07%         (26.62%)+
Net assets, end of period (000's)               $293,594      $447,673     $  573,471    $  453,152    $300,637     $    17,791
Ratio of expenses to average net assets             1.12%         1.12%          1.10%         1.12%       1.10%           1.32%(A)
Ratio of net investment loss to average net
assets                                             (0.57%)       (0.30%)        (0.04%)       (0.35%)     (0.54%)         (0.63%)(A)
Portfolio turnover rate                               35%           48%            23%          136%         77%             35%(A)

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

(B) The total return for the year ended December 31, 2002 and the period ended December 31, 2001 for Series I and for the period ended December 31, 2002 for Series II wound have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                     MID CAP STOCK TRUST
                                                           ------------------------------------------------------------------------
                                                                           SERIES I                                  SERIES II
                                                           -------------------------------------------------      -----------------
                                                                 YEARS ENDED DECEMBER 31,         05/01/1999*        1/28/2002*
                                                           -----------------------------------        TO                 TO
                                                              2002#       2001#        2000#      12/31/1999         12/31/2002#
                                                           ---------    ---------    ---------    ----------      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $   10.77    $   12.10    $   12.60    $   12.50          $   10.64
Income from investment operations:

           Net investment loss                                 (0.05)       (0.04)       (0.01)       (0.01)             (0.05)
           Net realized and unrealized gain (loss) on
           investments and foreign currency transactions       (2.38)       (1.29)       (0.49)        0.11              (2.25)
                                                           ---------    ---------    ---------    ---------          ---------
           Total from investment operations                    (2.43)       (1.33)       (0.50)        0.10              (2.30)
                                                           ---------    ---------    ---------    ---------          ---------
NET ASSET VALUE, END OF PERIOD                             $    8.34    $   10.77    $   12.10    $   12.60          $    8.34
                                                           =========    =========    =========    =========          =========
           TOTAL RETURN                                       (22.56%)     (10.99%)      (3.97%)       0.80%+           (21.62%)+
Net assets, end of period (000's)                          $ 186,950    $ 153,732    $ 122,350    $  99,504          $  31,611
Ratio of expenses to average net assets                         1.00%        1.00%        1.00%        1.03%(A)           1.20%(A)
Ratio of net investment loss to average net assets             (0.53%)      (0.36%)      (0.11%)      (0.15%)(A)         (0.70%)(A)
Portfolio turnover rate                                          128%         170%         300%          36%(A)            128%(A)

                                                                                          FINANCIAL SERVICES TRUST
                                                                            ---------------------------------------------------
                                                                                     SERIES I                     SERIES II
                                                                            -------------------------------     ---------------
                                                                             Year Ended       4/30/2001*          1/28/2002*
                                                                            December 31,          TO                  TO
                                                                                2002#         12/31/2001#         12/31/2002#
                                                                            -----------     ---------------     ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                                         $    11.63     $    12.50           $    11.48
Income from investment operations:

           Net investment income                                                   0.03           0.01                 0.03
           Net realized and unrealized loss on investments and foreign
           currency transactions                                                  (2.11)         (0.88)               (1.97)
                                                                             ----------     ----------           ----------
           Total from investment operations                                       (2.08)         (0.87)               (1.94)
                                                                             ----------     ----------           ----------
Less distributions:

           Dividends from net investment income                                       - #            - #                  - #
                                                                             ----------     ----------           ----------
           Total distributions                                                        -              -                    -
                                                                             ----------     ----------           ----------
NET ASSET VALUE, END OF PERIOD                                               $     9.55     $    11.63           $     9.54
                                                                             ==========     ==========           ==========
           TOTAL RETURN                                                          (17.88%)        (6.93%)+            (16.90%)+
Net assets, end of period (000's)                                            $   37,132     $   24,840           $   12,138
Ratio of expenses to average net assets                                            1.07%          1.21%(A)             1.27%(A)
Ratio of net investment income to average net assets                               0.31%          0.08%(A)             0.37%(A)
Portfolio turnover rate                                                              34%            53%(A)               34%(A)

#    Net investment income has been calculated using the average shares  method.

*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                        INTERNATIONAL SMALL CAP TRUST
                                           ----------------------------------------------------------------------------------------
                                                                             SERIES I                              SERIES II
                                           --------------------------------------------------------------------   -----------------
                                                                    YEARS ENDED DECEMBER 31,                        01/28/2002*
                                           --------------------------------------------------------------------          TO
                                              2002#          2001#          2000#         1999         1998          12/31/2002#
                                           ----------    -----------     -----------      ----         ----       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD       $   11.30     $     16.40     $     28.16    $     15.28   $   13.70     $     11.35
Income from investment operations:

     Net investment income (loss)              (0.04)              - #         (0.15)         (0.07)       0.07           (0.07)
     Net realized and unrealized gain
     (loss) on investments and foreign
     currency transactions                     (1.85)          (5.10)          (6.33)         13.00        1.56           (1.87)
                                           ---------     -----------     -----------    -----------   ---------     -----------
     Total from investment operations          (1.89)          (5.10)          (6.48)         12.93        1.63           (1.94)
                                           ---------     -----------     -----------    -----------   ---------     -----------
Less distributions:

     Dividends from net investment income          -               -               -          (0.05)      (0.05)              -
     Distributions from capital gains              -               -           (5.28)             -           -               -
                                           ---------     -----------     -----------    -----------   ---------     -----------
     Total distributions                           -               -           (5.28)         (0.05)      (0.05)              -
                                           ---------     -----------     -----------    -----------   ---------     -----------
NET ASSET VALUE, END OF PERIOD             $    9.41     $     11.30     $     16.40    $     28.16   $   15.28     $      9.41
                                           =========     ===========     ===========    ===========   =========     ===========
     TOTAL RETURN                             (16.73%)        (31.10%)        (29.16%)        84.92%      11.86%         (17.09%)+
Net assets, end of period (000's)          $ 100,006     $   146,451     $   257,406    $   239,961   $ 147,898     $     4,848
Ratio of expenses to average net assets         1.57%           1.60%           1.54%          1.37%       1.25%           1.77%(A)
Ratio of net investment income (loss) to
  average net assets                           (0.40%)         (0.01%)         (0.67%)        (0.41%)      0.44%          (0.73%)(A)
Portfolio turnover rate                          501%            721%            529%           309%         45%            501%(A)

                                                                               GLOBAL EQUITY TRUST
                                                -----------------------------------------------------------------------------------
                                                                         SERIES I                                    SERIES II
                                                --------------------------------------------------------------    -----------------
                                                                  YEARS ENDED DECEMBER 31,                           01/28/2002*
                                                --------------------------------------------------------------            TO
                                                   2002#        2001#         2000#         1999       1998          12/31/2002#
                                                ---------    -----------    ----------      ----       ----       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD            $   13.00    $    18.48     $    18.79    $  20.38   $   19.38     $     12.72
Income from investment operations:

    Net investment income                            0.08          0.12           0.25        0.23        0.17            0.05
    Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                           (2.54)        (2.78)          1.78        0.38        2.27           (2.23)
                                                ---------    ----------    -----------   ---------   ---------     -----------
    Total from investment operations                (2.46)        (2.66)          2.03        0.61        2.44           (2.18)
                                                ---------    ----------    -----------   ---------   ---------     -----------
Less distributions:

    Dividends from net investment income            (0.15)        (0.40)         (0.35)      (0.13)      (0.36)          (0.15)
    Distributions from capital gains                    -         (2.42)         (1.99)      (2.07)      (1.08)              -
                                                ---------    ----------    -----------   ---------   ---------     -----------
    Total distributions                             (0.15)        (2.82)         (2.34)      (2.20)      (1.44)          (0.15)
                                                ---------    ----------    -----------   ---------   ---------     -----------
NET ASSET VALUE, END OF PERIOD                  $   10.39    $    13.00    $     18.48   $   18.79   $   20.38     $     10.39
                                                =========    ==========    ===========   =========   =========     ===========
    TOTAL RETURN                                   (19.11%)      (16.09%)        12.19%       3.66%      12.24%         (17.33%)+
Net assets, end of period (000's)               $ 347,619    $  528,027    $   725,419   $ 837,728   $ 928,564     $     8,503
Ratio of expenses to average net assets              1.04%         1.01%          1.02%       1.06%       1.01%           1.24%(A)
Ratio of net investment income to average net
assets                                               0.72%         0.81%          1.44%       1.14%       0.84%           0.55%(A)
Portfolio turnover rate                                92%          156%            43%         43%         32%             92%(A)

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                STRATEGIC GROWTH TRUST
                                                    ---------------------------------------------
                                                              SERIES I                 SERIES II
                                                    ---------------------------       -----------
                                                     YEAR ENDED     04/30/2001*       01/28/2002*
                                                     DECEMBER 31,        TO                TO
                                                       2002#        12/31/2001        12/31/2002
                                                    ------------    -----------       -----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    11.02     $    12.50        $    10.58
Income from investment operations:

           Net investment loss                            (0.02)         (0.01)            (0.02)
           Net realized and unrealized loss on
           investments and foreign currency
           transactions                                   (3.07)         (1.47)            (2.63)
                                                     ----------     ----------        ----------
           Total from investment operations               (3.09)         (1.48)            (2.65)
                                                     ----------     ----------        ----------
NET ASSET VALUE, END OF PERIOD                       $     7.93     $    11.02        $     7.93
                                                     ==========     ==========        ==========
           TOTAL RETURN                                  (28.04%)       (11.84%)+         (25.05%)+
Net assets, end of period (000's)                    $  132,098     $   91,393        $   25,425
Ratio of expenses to average net assets                    1.01%          1.10%(A)          1.21%(A)
Ratio of net investment loss to average net
assets                                                    (0.22%)        (0.19%)(A)        (0.23%)(A)
Portfolio turnover rate                                      91%           107%(A)            91%(A)

                                                                            BLUE CHIP GROWTH TRUST
                                               -------------------------------------------------------------------------------------
                                                                            SERIES I                                  SERIES II
                                               -----------------------------------------------------------------   -----------------
                                                                   YEARS ENDED DECEMBER 31,                            1/28/2002*
                                               -----------------------------------------------------------------           TO
                                                  2002#         2001#         2000#         1999         1998          12/31/2002#
                                               ----------    ----------    ----------       ----         ----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    15.83    $    20.13    $    21.64    $    18.92   $    15.00       $ 15.53
Income from investment operations:

        Net investment income (loss)                 0.01             - #       (0.02)         0.01         0.05          0.00
        Net realized and unrealized gain
        (loss) on investments and foreign
        currency transactions                       (3.85)        (2.97)        (0.50)         3.58         4.19         (3.55)
                                               ----------    ----------    ----------    ----------   ----------       -------
        Total from investment operations            (3.84)        (2.97)        (0.52)         3.59         4.24         (3.55)
                                               ----------    ----------    ----------    ----------   ----------       -------
Less distributions:

        Dividends from net investment income            -             -         (0.01)        (0.05)       (0.08)            -
        Distributions from capital gains                -         (1.33)        (0.98)        (0.82)       (0.24)            -
                                               ----------    ----------    ----------    ----------   ----------       -------
        Total distributions                             -         (1.33)        (0.99)        (0.87)       (0.32)            -
                                               ----------    ----------    ----------    ----------   ----------       -------
NET ASSET VALUE, END OF PERIOD                 $    11.99    $    15.83    $    20.13    $    21.64   $    18.92       $ 11.98
                                               ==========    ==========    ==========    ==========   ==========       =======
        TOTAL RETURN(B)                            (24.26%)      (14.61%)       (2.76%)       19.43%       28.49%       (22.86%)+
Net assets, end of period (000's)              $1,092,775    $1,633,194    $1,999,039    $1,734,233   $1,141,162       $61,375
Ratio of expenses to average net assets              0.93%         0.93%         0.92%         0.94%        0.97%         1.13%(A)
Ratio of expenses to average net assets after
expense reductions                                   0.91%         0.92%         0.91%         0.94%        0.97%         1.11%(A)
Ratio of net investment income (loss) to
average net assets                                   0.05%         0.00%        (0.07%)        0.06%        0.37%        (0.01%)(A)
Portfolio turnover rate                                39%           48%           48%           42%          42%           39%(A)

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized

(A)  Annualized

(B) The total return for the years ended 2002, 2001 and 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                      UTILITIES TRUST
                                                                   ----------------------------------------------------
                                                                              SERIES I                    SERIES II
                                                                   --------------------------------   -----------------
                                                                    YEAR ENDED       4/30/2001*          1/28/2002*
                                                                   DECEMBER 31,          TO                  TO
                                                                      2002#          12/31/2001#         12/31/2002#
                                                                   -----------    -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $   9.29        $  12.50            $   8.77
Income from investment operations:

           Net investment income                                         0.15            0.07                0.12
           Net realized and unrealized loss on investments and
           foreign currency transactions                                (2.33)          (3.23)              (1.79)
                                                                     --------        --------            --------
           Total from investment operations                             (2.18)          (3.16)              (1.67)
                                                                     --------        --------            --------
Less distributions:

           Dividends from net investment income                             -#          (0.05)                  -#
                                                                     --------        --------            --------
           Total distributions                                              -           (0.05)                  -
                                                                     --------        --------            --------
NET ASSET VALUE, END OF PERIOD                                       $   7.11        $   9.29            $   7.10
                                                                     ========        ========            ========
           TOTAL RETURN(B)                                             (23.46%)         (25.3%)+           (19.04%)+
Net assets, end of period (000's)                                    $ 20,607        $ 18,260            $  6,540
Ratio of expenses to average net assets                                  1.28%           1.51%(A)            1.48%(A)
Ratio of expenses to average net assets after expense reductions         1.28%           1.40%(A)            1.48%(A)
Ratio of net investment income to average net assets                     1.99%           1.07%(A)            1.83%(A)
Portfolio turnover rate                                                    89%             81%(A)              89%(A)

                                                                               REAL ESTATE SECURITIES TRUST
                                                 ----------------------------------------------------------------------------------
                                                                             SERIES I                                SERIES II
                                                 -------------------------------------------------------------    -----------------
                                                                     YEARS ENDED DECEMBER 31,                         1/28/2002*
                                                 -------------------------------------------------------------           TO
                                                   2002#       2001#         2000#         1999         1998          12/31/2002#
                                                 --------    --------      ---------       ----         ----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  15.52    $  15.57      $   12.89     $  14.76     $  20.07       $  15.44
Income from investment operations:

Net investment income                                0.83        0.75           0.67         0.78         0.78           0.85
           Net realized and unrealized gain
           (loss) on investments and foreign
           currency transactions                    (0.38)      (0.30)          2.53        (1.94)       (3.72)         (0.33)
                                                 --------    --------      ---------     --------     --------       --------
           Total from investment operations          0.45        0.45           3.20        (1.16)       (2.94)          0.52
                                                 --------    --------      ---------     --------     --------       --------
Less distributions:

           Dividends from net investment income     (0.53)      (0.50)         (0.52)       (0.71)       (0.53)         (0.53)
                                                 --------    --------      ---------     --------     --------       --------
           Distributions from capital gains             -           -              -            -        (1.84)             -
                                                 --------    --------      ---------     --------     --------       --------
           Total distributions                      (0.53)      (0.50)         (0.52)       (0.71)       (2.37)         (0.53)
                                                 --------    --------      ---------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                   $  15.44    $  15.52      $   15.57     $  12.89     $  14.76       $  15.43
                                                 ========    ========      =========     ========     ========       ========
           TOTAL RETURN                              2.58%       3.15%         25.71%       (8.00%)     (16.44%)         3.05%(+)
Net assets, end of period (000's)                $303,070    $220,919      $ 257,641     $196,756     $161,832       $ 48,749
Ratio of expenses to average net assets              0.84%       0.83%          0.76%        0.77%        0.76%          1.04%(A)
Ratio of net investment income to average net
assets                                               5.28%       4.96%          4.89%        5.88%        5.57%          6.03%(A)
Portfolio turnover rate                                74%        116%           147%         201%         122%            74%(A)

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized

(A)  Annualized

(B) The total return for the period ended December 31, 2001 for Series I would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                 MID CAP VALUE TRUST
                                                               ------------------------------------------------------
                                                                            SERIES I                    SERIES II
                                                               ----------------------------------   -----------------
                                                                YEAR ENDED         4/30/2001*           1/28/2002*
                                                               DECEMBER 31,            TO                  TO
                                                                  2002#            12/31/2001#          12/31/2002#
                                                               -----------      -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                             $  13.06           $  12.50            $  12.63
Income from investment operations:

           Net investment income                                     0.11               0.06                0.09
           Net realized and unrealized gain (loss) on
             investments and foreign currency transactions          (1.43)              0.53               (0.98)
                                                                 --------           --------            --------
           Total from investment operations                         (1.32)              0.59               (0.89)
                                                                 --------           --------            --------
Less distributions:

           Dividends from net investment income                         -              (0.03)                  -
                                                                 --------           --------            --------
           Total distributions                                          -              (0.03)                  -
                                                                 --------           --------            --------
NET ASSET VALUE, END OF PERIOD                                   $  11.74           $  13.06            $  11.74
                                                                 ========           ========            ========
           TOTAL RETURN                                            (10.11%)             4.72%+             (7.05%)+
Net assets, end of period (000's)                                $269,345           $ 80,737            $ 71,096
Ratio of expenses to average net assets                              1.02%              1.15%(A)            1.22%(A)
Ratio of net investment income to average net assets                 0.92%              0.75%(A)            0.83%(A)
Portfolio turnover rate                                                24%                23%(A)              24%(A)

                                                                         ALL CAP VALUE TRUST
                                                     -------------------------------------------------------
                                                                  SERIES I                     SERIES II
                                                     ---------------------------------     -----------------
                                                      YEAR ENDED        4/30/2001*            1/28/2002*
                                                     DECEMBER 31,           TO                   TO
                                                        2002#           12/31/2001#           12/31/2002#
                                                     -----------     -----------------     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $  12.61        $  12.50                $ 12.56
Income from investment operations:

           Net investment income                           0.02               -#                     -
           Net realized and unrealized gain
           (loss) on investments and foreign
           currency transactions                          (3.53)           0.11                  (3.47)
                                                       --------        --------                -------
           Total from investment operations               (3.51)           0.11                  (3.47)
                                                       --------        --------                -------
Less distributions:

           Dividends from net investment income               -#              -#                     -#
                                                       --------        --------                -------
NET ASSET VALUE, END OF PERIOD                         $   9.10        $  12.61                $  9.09
                                                       ========        ========                =======
           TOTAL RETURN                                  (27.83%)          0.90%+               (27.63%)+
Net assets, end of period (000's)                      $ 32,237        $ 20,877                $ 7,204
Ratio of expenses to average net assets                    1.15%           1.42%(A)               1.35%(A)
Ratio of net investment income to average net
assets                                                     0.15%           0.05%(A)               0.04%(A)
Portfolio turnover rate                                      31%            194%(A)                 31%(A)

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

#    Amount is less than $.01 per share.

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                               FUNDAMENTAL VALUE TRUST
                                                 ----------------------------------------------------
                                                              SERIES I                  SERIES II
                                                 --------------------------------   -----------------
                                                  YEAR ENDED       4/30/2001*           1/28/2002*
                                                 DECEMBER 31,         TO                   TO
                                                    2002#          12/31/2001#         12/31/2002#
                                                 -----------    -----------------   -----------------
NET ASSET VALUE, BEGINNING OF PERIOD               $  11.73        $  12.50             $  11.48
Income from investment operations:

           Net investment income                       0.07            0.03                 0.07
           Net realized and unrealized loss on
           investments and foreign
           currency transactions                      (1.97)          (0.80)               (1.72)
                                                   --------        --------             --------
           Total from investment operations           (1.90)          (0.77)               (1.65)
                                                   --------        --------             --------
Less distributions:

           Dividends from net investment income       (0.01)              -                (0.01)
                                                   --------        --------             --------
           Total distributions                        (0.01)              -                (0.01)
                                                   --------        --------             --------
NET ASSET VALUE, END OF PERIOD                     $   9.82        $  11.73             $   9.82
                                                   ========        ========             ========
           TOTAL RETURN                              (16.20%)         (6.16%)+            (14.46%)+
Net assets, end of period (000's)                  $269,250        $111,590             $ 65,174
Ratio of expenses to average net assets                0.98%           1.07%(A)             1.18%(A)
Ratio of net investment income to average net
  assets                                               0.71%           0.45%(A)             0.75%(A)
Portfolio turnover rate                                  19%             16%(A)               19%(A)

                                                                             GROWTH & INCOME TRUST
                                               -------------------------------------------------------------------------------------
                                                                            SERIES I                                  SERIES II
                                               -----------------------------------------------------------------   -----------------
                                                                       YEARS ENDED DECEMBER 31,                       1/28/2002*
                                               -----------------------------------------------------------------          TO
                                                  2002#         2001#         2000#         1999         1998         12/31/2002#
                                               ----------    ----------    ----------       ----         ----      -----------------
NET ASSET VALUE, BEGINNING OF PERIOD           $    23.91    $    28.54    $    32.67    $    28.43   $    23.89    $    23.43
Income from investment operations:

         Net investment income                       0.16          0.12          0.10          0.17         0.19          0.12
         Net realized and unrealized gain
         (loss) on investments and foreign
         currency transactions                      (5.80)        (3.32)        (2.21)         5.12         5.98         (5.29)
                                               ----------    ----------    ----------    ----------   ----------    ----------
         Total from investment operations           (5.64)        (3.20)        (2.11)         5.29         6.17         (5.17)
                                               ----------    ----------    ----------    ----------   ----------    ----------
Less distributions:

         Dividends from net investment income       (0.12)        (0.11)        (0.18)        (0.19)       (0.22)        (0.12)
         Distributions from capital gains           (0.75)        (1.32)        (1.84)        (0.86)       (1.41)        (0.75)
                                               ----------    ----------    ----------    ----------   ----------    ----------
         Total distributions                        (0.87)        (1.43)        (2.02)        (1.05)       (1.63)         0.87)
                                               ----------    ----------    ----------    ----------   ----------    ----------
NET ASSET VALUE, END OF PERIOD                 $    17.40    $    23.91    $    28.54    $    32.67   $    28.43    $    17.39
                                               ==========    ==========    ==========    ==========   ==========    ==========
           TOTAL RETURN                            (24.33%)      (11.28%)       (7.12%)       18.87%       26.52%       (22.83%)+
Net assets, end of period (000's)              $1,436,309    $2,387,718    $2,914,338    $3,187,220   $2,290,118    $   39,491
Ratio of expenses to average net assets              0.75%         0.80%         0.79%         0.80%        0.79%         0.95%(A)
Ratio of net investment income to average net
assets                                               0.79%         0.48%         0.33%         0.63%        0.85%         0.77%(A)
Portfolio turnover rate                                40%           24%           32%           19%          16%           40%(A)

#     Net investment income has been calculated using the average shares method.

*     Commencement of operations

+     Not Annualized

(A)   Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                  EQUITY-INCOME TRUST
                                                 -----------------------------------------------------------------------------------
                                                                              SERIES I                                SERIES II
                                                 ---------------------------------------------------------------   -----------------
                                                                       YEARS ENDED DECEMBER 31,                        1/28/2002*
                                                 ---------------------------------------------------------------          TO
                                                    2002#          2001#       2000#         1999        1998          12/31/2002#
                                                 ----------     ----------   --------        ----        ----       ----------------
NET ASSET VALUE, BEGINNING OF PERIOD             $    15.13     $    16.83   $  17.05    $    17.78   $    17.24       $ 15.05
Income from investment operations:

           Net investment income                       0.22           0.22       0.30          0.35         0.34          0.21
           Net realized and unrealized gain
           (loss) on investments and foreign
           currency transactions                      (2.13)         (0.06)      1.63          0.25         1.26         (2.05)
                                                 ----------     ----------   --------    ----------   ----------       -------
           Total from investment operations           (1.91)          0.16       1.93          0.60         1.60         (1.84)
                                                 ----------     ----------   --------    ----------   ----------       -------
Less distributions:

           Dividends from net investment income       (0.19)         (0.29)     (0.34)        (0.37)       (0.33)        (0.19)
           Distributions from capital gains           (0.41)         (1.57)     (1.81)        (0.96)       (0.73)        (0.41)
                                                 ----------     ----------   --------    ----------   ----------       -------
           Total distributions                        (0.60)         (1.86)     (2.15)        (1.33)       (1.06)        (0.60)
                                                 ----------     ----------   --------    ----------   ----------       -------
NET ASSET VALUE, END OF PERIOD                   $    12.62     $    15.13   $  16.83    $    17.05   $    17.78       $ 12.61
                                                 ==========     ==========   ========    ==========   ==========       =======
           TOTAL RETURN(B)                           (13.28%)         1.29%     12.99%         3.40%        9.21%       (12.89%)+
Net assets, end of period (000's)                $1,015,246     $1,147,075   $965,675    $1,011,260   $1,088,342       $87,245
Ratio of expenses to average net assets                0.93%          0.93%      0.92%         0.91%        0.85%         1.13%(A)
Ratio of expenses to average net assets after
expense reductions                                     0.91%          0.91%      0.91%         0.91%        0.85%         1.11%(A)
Ratio of net investment income to average net
assets                                                 1.58%          1.45%      1.94%         1.83%        2.13%         1.83%(A)
Portfolio turnover rate                                  18%            19%        34%           30%          21%           18%(A)

                                                                         HIGH YIELD TRUST
                                                 ---------------------------------------------------------------
                                                                              SERIES I                                 SERIES II
                                                 ---------------------------------------------------------------    ----------------
                                                                       YEARS ENDED DECEMBER 31,                       1/28/2002*
                                                 ---------------------------------------------------------------          TO
                                                   2002#          2001#         2000#        1999         1998        12/31/2002#
                                                 --------      ---------      --------       ----         ----      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD             $   9.88      $   11.65      $  12.83     $  12.92     $  13.56      $   9.95
Income from investment operations:
           Net investment income                     0.75           1.06          1.26         1.14         0.91          0.47
           Net realized and unrealized loss on
           investments and foreign currency
           transactions                             (1.37)         (1.64)        (2.40)       (0.12)       (0.53)        (1.17)
                                                 --------      ---------      --------     --------     --------      --------
           Total from investment operations         (0.62)         (0.58)        (1.14)        1.02         0.38         (0.70)
                                                 --------      ---------      --------     --------     --------      --------
Less distributions:
           Dividends from net investment income     (0.76)         (1.19)        (0.04)       (1.11)       (0.89)        (0.76)
           Distributions from capital gains             -              -             -            -        (0.13)            -
                                                 --------      ---------      --------     --------     --------      --------
           Total distributions                      (0.76)         (1.19)        (0.04)       (1.11)       (1.02)        (0.76)
                                                 --------      ---------      --------     --------     --------      --------
NET ASSET VALUE, END OF PERIOD                   $   8.50      $    9.88      $  11.65     $  12.83     $  12.92      $   8.49
                                                 ========      =========      ========     ========     ========      ========
           TOTAL RETURN                             (6.65%)        (5.48%)       (8.97%)       8.00%        2.78%        (7.42%)+
Net assets, end of period (000's)                $336,640      $ 323,309      $238,207     $241,054     $192,354      $ 50,127
Ratio of expenses to average net assets              0.84%          0.84%         0.84%        0.84%        0.84%         1.04%(A)
Ratio of net investment income to average net
assets                                               8.55%         10.10%        10.15%        8.59%        8.34%         6.18%(A)
Portfolio turnover rate                                53%            64%           57%          62%          94%           53%(A)

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

(B) The total return for the years ended 2002, 2001 and 2000 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                      STRATEGIC BOND TRUST
                                                 ---------------------------------------------------------------
                                                                           SERIES I                                    SERIES II
                                                 ---------------------------------------------------------------    ----------------
                                                                    YEARS ENDED DECEMBER 31,                          1/28/2002*
                                                 ---------------------------------------------------------------          TO
                                                   2002#         2001#          2000#        1999         1998        12/31/2002#
                                                 --------      ---------      --------       ----         ----      ----------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  10.74      $   10.92      $  11.14     $  11.72     $  12.38       $ 10.88
Income from investment operations:

           Net investment income                     0.71           0.73          0.87         1.00         0.76          0.60
           Net realized and unrealized gain
           (loss) on investments and foreign
           currency transactions                     0.21          (0.07)        (0.11)       (0.75)       (0.59)         0.17
                                                 --------      ---------      --------     --------     --------       -------
           Total from investment operations          0.92           0.66          0.76         0.25         0.17          0.77
                                                 --------      ---------      --------     --------     --------       -------
Less distributions:

           Dividends from net investment income     (0.77)        (0.84)         (0.98)       (0.83)       (0.71)        (0.77)
           Distributions from capital gains             -              -             -            -        (0.12)            -
                                                 --------      ---------      --------     --------     --------       -------
           Total distributions                      (0.77)         (0.84)        (0.98)       (0.83)       (0.83)        (0.77)
                                                 --------      ---------      --------     --------     --------       -------
NET ASSET VALUE, END OF PERIOD                   $  10.89      $   10.74      $  10.92     $  11.14     $  11.72       $ 10.88
                                                 ========      =========      ========     ========     ========       =======
           TOTAL RETURN                              8.96%          6.24%         7.28%        2.22%        1.31%         7.46%+
Net assets, end of period (000's)                $406,972      $ 302,499      $333,293     $368,380     $443,414       $42,538
Ratio of expenses to average net assets              0.86%          0.86%         0.87%        0.87%        0.85%         1.06%(A)
Ratio of net investment income to average net
assets                                               6.78%          6.85%         8.15%        8.15%        7.59%         6.18%(A)
Portfolio turnover rate                                86%            85%          175%         107%         209%           86%(A)

                                                                                 GLOBAL BOND TRUST
                                                 -----------------------------------------------------------------------------------
                                                                           SERIES I                                   SERIES II
                                                 ---------------------------------------------------------------   -----------------
                                                                     YEARS ENDED DECEMBER 31,                         1/28/2002*
                                                 ---------------------------------------------------------------          TO
                                                   2002#          2001#         2000#         1999         1998       12/31/2002#
                                                 --------      ---------      --------        ----         ----     ----------------
NET ASSET VALUE, BEGINNING OF PERIOD             $  11.48      $   11.42      $  11.60     $  13.73     $  14.07       $ 11.36
Income from investment operations:

           Net investment income                     0.40           0.38          0.51         0.67         0.81          0.37
           Net realized and unrealized gain
           (loss) on investments and foreign
           currency transactions                     1.91          (0.32)        (0.33)       (1.55)        0.20          2.04
                                                 --------      ---------      --------     --------     --------       -------
           Total from investment operations          2.31           0.06          0.18        (0.88)        1.01          2.41
                                                 --------      ---------      --------     --------     --------       -------
Less distributions:

           Dividends from net investment income         -              -         (0.36)       (1.25)       (0.95)            -
           Distributions from capital gains             -              -             -            -        (0.40)            -
                                                 --------      ---------      --------     --------     --------       -------
           Total distributions                          -              -         (0.36)       (1.25)       (1.35)            -
                                                 --------      ---------      --------     --------     --------       -------
NET ASSET VALUE, END OF PERIOD                   $  13.79      $   11.48      $  11.42     $  11.60     $  13.73       $ 13.77
                                                 ========      =========      ========     ========     ========       =======
           TOTAL RETURN                             20.12%          0.53%         1.68%       (6.67%)       7.61%        21.21%+
Net assets, end of period (000's)                $181,728      $  96,534      $116,370     $145,992     $196,990       $21,820
Ratio of expenses to average net assets              0.92%          1.02%         1.00%        0.98%        0.94%         1.12%(A)
Ratio of net investment income to average net
assets                                               3.20%          3.29%         4.61%        4.38%        5.46%         3.07%(A)
Portfolio turnover rate                               439%           527%          644%         471%         140%          439%(A)

#    Net investment income has been calculated using the average shares method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                          INVESTMENT QUALITY BOND TRUST
                                                  --------------------------------------------------------------------------------
                                                                             SERIES I                                SERIES II
                                                  ------------------------------------------------------------   -----------------
                                                                     YEARS ENDED DECEMBER 31,                       1/28/2002*
                                                  ------------------------------------------------------------          TO
                                                     2002#       2001#        2000#         1999        1998        12/31/2002#
                                                  --------     --------     --------        ----        ----     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD              $  11.85     $  11.74     $  11.60     $  12.46     $  12.13       $  11.94
Income from investment operations:

       Net investment income                          0.67         0.74         0.79         0.81         0.62           0.56
       Net realized and unrealized gain
       (loss) on investments and foreign
       currency transactions                          0.45         0.09         0.24        (1.02)        0.40           0.46
                                                  --------     --------     --------     --------     --------       --------
       Total from investment operations               1.12         0.83         1.03        (0.21)        1.02           1.02
                                                  --------     --------     --------     --------     --------       --------
Less distributions:

       Dividends from net investment income          (0.64)       (0.72)       (0.89)       (0.65)       (0.69)         (0.64)
                                                  --------     --------     --------     --------     --------       --------
       Total distributions                           (0.64)       (0.72)       (0.89)       (0.65)       (0.69)         (0.64)
                                                  --------     --------     --------     --------     --------       --------
NET ASSET VALUE, END OF PERIOD                    $  12.33     $  11.85     $  11.74     $  11.60     $  12.46       $  12.32
                                                  ========     ========     ========     ========     ========       ========
       TOTAL RETURN                                   9.94%        7.33%        9.40%       (1.79%)       8.73%          9.02%+
Net assets, end of period (000's)                 $469,334     $407,652     $282,725     $288,594     $312,111       $ 38,021
Ratio of expenses to average net assets               0.74%        0.74%        0.73%        0.77%        0.72%          0.94%(A)
Ratio of net investment income to average net
assets                                                5.71%        6.28%        6.95%        6.79%        6.89%          5.07%(A)
Portfolio turnover rate                                 46%          50%          35%          36%          41%            46%(A)

                                                                                       TOTAL RETURN TRUST
                                                          -------------------------------------------------------------------------
                                                                                   SERIES I                           SERIES II
                                                          ---------------------------------------------------     -----------------
                                                                 YEARS ENDED DECEMBER 31,         05/01/1999*        1/28/2002*
                                                          ------------------------------------        TO                 TO
                                                             2002#        2001#         2000#     12/31/1999         12/31/2002#
                                                          ----------    --------     ---------    -----------     -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $    13.88    $  13.33     $   12.37    $     12.50        $    14.00
Income from investment operations:

   Net investment income                                        0.49        0.61          0.79           0.35              0.36
   Net realized and unrealized gain (loss)
    on investments and foreign currency transactions            0.78        0.51          0.48          (0.48)             0.78
                                                          ----------    --------     ---------    -----------        ----------
   Total from investment operations                             1.27        1.12          1.27          (0.13)             1.14
                                                          ----------    --------     ---------    -----------        ----------
Less distributions:

   Dividends from net investment income                        (0.42)      (0.57)        (0.31)             -             (0.42)
   Distributions from capital gains                            (0.30)          -             -              -             (0.30)
                                                          ----------    --------     ---------    -----------        ----------
   Total distributions                                         (0.72)      (0.57)        (0.31)             -             (0.72)
                                                          ----------    --------     ---------    -----------        ----------
NET ASSET VALUE, END OF PERIOD                            $    14.43    $  13.88     $   13.33    $     12.37        $    14.42
                                                          ==========    ========     =========    ===========        ==========
   TOTAL RETURN                                                 9.52%       8.28%        10.49%         (1.04%)+           8.51%+
Net assets, end of period (000's)                         $1,072,629    $736,472     $ 387,647    $   240,016        $  218,354
Ratio of expenses to average net assets                         0.81%       0.83%         0.84%          0.84%(A)          1.01%(A)
Ratio of net investment income to average net assets            3.53%       4.52%         6.23%          5.72%(A)          2.78%(A)
Portfolio turnover rate                                          381%        439%          551%            95%(A)           381%(A)

#    Net investment income has been calculated using the average shares  method.

*    Commencement of operations

+    Not Annualized

(A)  Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                          U.S. GOVERNMENT SECURITIES TRUST
                                                  ----------------------------------------------------------------------------------
                                                                             SERIES I                                  SERIES II
                                                  -------------------------------------------------------------    -----------------
                                                                     YEARS ENDED DECEMBER 31,                         1/28/2002*
                                                  -------------------------------------------------------------           TO
                                                     2002#        2001#       2000#        1999         1998          12/31/2002#
                                                  ---------    ---------    ---------      ----         ----       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD              $   13.72    $   13.57    $   13.24    $   13.82    $   13.50      $     13.77
Income from investment operations:

       Net investment income                           0.54         0.69         0.85         0.74         0.79             0.39
       Net realized and unrealized gain
       (loss) on investments and foreign
       currency transactions                           0.52         0.23         0.50        (0.77)        0.18             0.61
                                                  ---------    ---------    ---------     --------     --------       ----------
       Total from investment operations                1.06         0.92         1.35        (0.03)        0.97             1.00
                                                  ---------    ---------    ---------     --------     --------       ----------
Less distributions:

       Dividends from net investment income           (0.56)       (0.77)       (1.02)       (0.55)       (0.65)           (0.56)
                                                  ---------    ---------    ---------     --------     --------       ----------

NET ASSET VALUE, END OF PERIOD                    $   14.22    $   13.72    $   13.57    $   13.24    $   13.82      $     14.21
                                                  =========    =========    =========    =========    =========      ===========
       TOTAL RETURN                                    7.99%        7.03%       10.87%       (0.23%)       7.49%            7.53%+
Net assets, end of period (000's)                 $ 707,709    $ 558,392    $ 333,163    $ 363,269    $ 363,615      $   128,200
Ratio of expenses to average net assets                0.74%        0.71%        0.72%        0.72%        0.72%            0.94%(A)
Ratio of net investment income to average net
assets                                                 3.88%        5.10%        6.56%        6.03%        5.92%            3.04%(A)
Portfolio turnover rate                                  19%          41%          58%          40%         287%              19%(A)

                                                                                   MONEY MARKET TRUST
                                                  ----------------------------------------------------------------------------------
                                                                             SERIES I                                  SERIES II
                                                  -------------------------------------------------------------    -----------------
                                                                     YEARS ENDED DECEMBER 31,                         1/28/2002*
                                                  -------------------------------------------------------------           TO
                                                     2002#        2001#        2000#        1999        1998          12/31/2002#
                                                  ----------   ----------   ---------       ----        ----       -----------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    10.00   $    10.00   $   10.00    $    10.00   $   10.00      $     10.00
Income from investment operations:

       Net investment income                            0.12         0.34        0.57          0.45        0.50             0.08

Less distributions:

       Dividends from net investment income            (0.12)       (0.34)      (0.57)        (0.45)      (0.50)           (0.08)
                                                  ----------   ----------   ---------    ----------   ---------      -----------
NET ASSET VALUE, END OF PERIOD                    $    10.00   $    10.00   $   10.00    $    10.00   $   10.00      $     10.00
                                                  ==========   ==========   =========    ==========   =========      ===========
       TOTAL RETURN                                     1.18%        3.59%       5.88%         4.60%       5.03%            0.89%+
Net assets, end of period (000's)                 $1,415,874   $1,484,694   $ 950,155    $1,084,859   $ 609,837      $   201,613
Ratio of expenses to average net assets                 0.55%        0.55%       0.54%         0.55%       0.55%            0.75%(A)
Ratio of net investment income to average net
assets                                                  1.17%        3.38%       5.71%         4.54%       4.94%            0.91%(A)

#     Net investment income has been calculated using the average shares method.

*     Commencement of operations

+     Not Annualized

(A)   Annualized

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                           SMALL CAP INDEX TRUST
                                                                     ---------------------------------------------------------------
                                                                                        SERIES I                       SERIES II
                                                                     --------------------------------------------  -----------------
                                                                      YEARS ENDED DECEMBER 31,       5/1/2000*         1/28/2002*
                                                                     --------------------------         TO                 TO
                                                                        2002#         2001#         12/31/2000#        12/31/2002#
                                                                     ----------    ---------    -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  11.28     $  11.29        $  12.50          $  11.07
Income from investment operations:

       Net investment income                                               0.10         0.20            0.46              0.07
       Net realized and unrealized loss on investments and foreign
       currency transactions                                              (2.52)       (0.03)          (1.26)            (2.28)
                                                                       --------     --------        --------          --------
       Total from investment operations                                   (2.42)        0.17           (0.80)            (2.21)
                                                                       --------     --------        --------          --------
Less distributions:
       Dividends from net investment income                               (0.08)       (0.18)          (0.41)            (0.08)
                                                                       --------     --------        --------          --------
NET ASSET VALUE, END OF PERIOD                                         $   8.78     $  11.28        $  11.29          $   8.78
                                                                       ========     ========        ========          ========

       TOTAL RETURN(B)                                                  ( 21.47%)       1.50%          (6.38%)+         (19.95%)+
Net assets, end of period (000's)                                      $ 59,161     $ 50,280        $ 34,825          $  9,714
Ratio of expenses to average net assets                                    0.59%        0.60%           0.65%(A)          0.79%(A)
Ratio of expenses to average net assets after expense reductions           0.59%        0.60%           0.60%(A)          0.79%(A)
Ratio of net investment income to average net assets                       1.05%        1.87%           5.63%(A)          0.87%(A)
Portfolio turnover rate                                                      57%          32%              1%(A)            57%(A)

                                                                                           INTERNATIONAL INDEX TRUST
                                                                    ----------------------------------------------------------------
                                                                                       SERIES I                        SERIES II
                                                                    ---------------------------------------------  -----------------
                                                                      YEARS ENDED DECEMBER 31,      5/1/2000*          1/28/2002*
                                                                    --------------------------         TO                  TO
                                                                       2002#          2001#        12/31/2000#         12/31/2002#
                                                                    -----------   ------------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $   8.52     $  11.11        $  12.50           $   8.15
Income from investment operations:

       Net investment income                                              0.12         0.12            0.09               0.05
       Net realized and unrealized loss on investments and foreign
       currency transactions                                             (1.58)       (2.61)          (1.32)             (1.14)
                                                                      --------     --------        --------           --------
       Total from investment operations                                  (1.46)       (2.49)          (1.23)             (1.09)
                                                                      --------     --------        --------           --------
Less distributions:

       Dividends from net investment income                              (0.10)       (0.10)          (0.16)             (0.10)
                                                                      --------     --------        --------           --------
NET ASSET VALUE, END OF PERIOD                                        $   6.96     $   8.52        $  11.11           $   6.96
                                                                      ========     ========        ========           ========
       TOTAL RETURN(B)                                                  (17.15%)     (22.41%)         (9.84%)+          (13.35%)+
Net assets, end of period (000's)                                     $ 50,675     $ 49,673        $ 49,180           $  5,338
Ratio of expenses to average net assets                                   0.62%        0.62%           0.65%(A)           0.82%(A)
Ratio of expenses to average net assets after expense reductions          0.60%        0.60%           0.60%(A)           0.80%(A)
Ratio of net investment income to average net assets                      1.57%        1.25%           1.17%(A)           0.81%(A)
Portfolio turnover rate                                                      7%          12%              8%(A)              7%(A)

# Net investment income has been calculated using the average shares method.

*     Commencement of operations

+     Not Annualized

(A)   Annualized

(B) The total return for the period ended December 31, 2000 for the Series I would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                             MID CAP INDEX TRUST
                                                                     ---------------------------------------------------------------
                                                                                       SERIES I                        SERIES II
                                                                     --------------------------------------------  -----------------
                                                                      YEARS ENDED DECEMBER 31,     5/1/2000*           1/28/2002*
                                                                     -------------------------        TO                   TO
                                                                         2002#        2001#       12/31/2000#         12/31/2002#
                                                                     -----------   -----------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $  12.82     $  13.11       $  12.50           $  12.80
Income from investment operations:

       Net investment income                                               0.07         0.11           0.10               0.05
       Net realized and unrealized gain (loss) on investments
       and foreign currency transactions                                  (2.01)       (0.32)          0.77              (1.98)
                                                                       --------     --------       --------           --------
       Total from investment operations                                   (1.94)       (0.21)          0.87              (1.93)
                                                                       --------     --------       --------           --------
Less distributions:

       Dividends from net investment income                               (0.06)       (0.08)         (0.08)             (0.06)
       Distributions from capital gains                                       -            -          (0.18)                 -
                                                                       --------     --------       --------           --------
       Total distributions                                                (0.06)       (0.08)         (0.26)             (0.06)
                                                                       --------     --------       --------           --------
NET ASSET VALUE, END OF PERIOD                                         $  10.82     $  12.82       $  13.11           $  10.81
                                                                       ========     ========       ========           ========
       TOTAL RETURN(B)                                                   (15.16%)      (1.73%)         7.15%+           (15.07%)+
Net assets, end of period (000's)                                      $ 87,282     $ 58,197       $ 32,007           $ 12,810
Ratio of expenses to average net assets                                    0.58%        0.60%          0.69%(A)           0.78%(A)
Ratio of expenses to average net assets after expense reductions           0.58%        0.60%          0.60%(A)           0.78%(A)
Ratio of net investment income to average net assets                       0.58%        0.85%          1.17%(A)           0.46%(A)
Portfolio turnover rate                                                      20%          19%            49%(A)             20%(A)

                                                                                       TOTAL STOCK MARKET INDEX TRUST
                                                                     ---------------------------------------------------------------
                                                                                         SERIES I                      SERIES II
                                                                     --------------------------------------------  -----------------
                                                                     YEARS ENDED DECEMBER 31,      5/1/2000*          1/28/2002*
                                                                     ------------------------         TO                  TO
                                                                        2002#        2001#        12/31/2000#         12/31/2002#
                                                                     -----------  -----------   -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                  $   9.79     $  11.14        $  12.50           $   9.67
Income from investment operations:

       Net investment income                                              0.08         0.09            0.08               0.07
       Net realized and unrealized loss on investments and foreign
       currency transactions                                             (2.16)       (1.36)          (1.33)             (2.04)
                                                                      --------     --------        --------           --------
       Total from investment operations                                  (2.08)       (1.27)          (1.25)             (1.97)
                                                                      --------     --------        --------           --------
Less distributions:

       Dividends from net investment income                              (0.08)       (0.08)          (0.06)             (0.08)
       Distributions from capital gains                                      -            -           (0.05)                 -
                                                                      --------     --------        --------           --------
       Total distributions                                               (0.08)       (0.08)          (0.11)             (0.08)
                                                                      --------     --------        --------           --------
NET ASSET VALUE, END OF PERIOD                                        $   7.63     $   9.79        $  11.14           $   7.62
                                                                      ========     ========        ========           ========
       TOTAL RETURN(B)                                                  (21.29%)     (11.41%)        (10.04%)+          (20.36%)+
Net assets, end of period (000's)                                     $ 59,970     $ 73,657        $ 56,390           $  6,163
Ratio of expenses to average net assets                                   0.59%        0.59%           0.62%(A)           0.79%(A)
Ratio of expenses to average net assets after expense reductions          0.59%        0.59%           0.60%(A)           0.79%(A)
Ratio of net investment income to average net assets                      0.96%        0.93%           0.93%(A)           0.98%(A)
Portfolio turnover rate                                                      4%           5%             16%(A)              4%(A)

# Net investment income has been calculated using the average shares method.

*        Commencement of operations

+        Not Annualized

(A)      Annualized

(B) The total return for the period ended December 31, 2000 for Series I would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                              500 INDEX TRUST
                                                                     ---------------------------------------------------------------
                                                                                        SERIES I                        SERIES II
                                                                     --------------------------------------------  -----------------
                                                                      YEARS ENDED DECEMBER 31,      5/1/2000*          1/28/2002*
                                                                     -------------------------          TO                 TO
                                                                         2002#        2001#        12/31/2000#         12/31/2002#
                                                                     -----------   -----------  -----------------  -----------------
NET ASSET VALUE, BEGINNING OF PERIOD                                   $   9.81     $  11.28       $  12.50          $   9.68
Income from investment operations:

       Net investment income                                               0.09         0.09           0.09              0.08
       Net realized and unrealized loss on investments
       and foreign currency transactions                                  (2.30)       (1.48)         (1.29)            (2.17)
                                                                       --------     --------       --------          --------
       Total from investment operations                                   (2.21)       (1.39)         (1.20)            (2.09)
                                                                       --------     --------       --------          --------
Less distributions:

       Dividends from net investment income                                   -#       (0.08)         (0.02)                -#
                                                                       --------     --------       --------          --------
       Total distributions                                                    -        (0.08)         (0.02)                -
                                                                       --------     --------       --------          --------
NET ASSET VALUE, END OF PERIOD                                         $   7.60     $   9.81       $  11.28          $   7.59
                                                                       ========     ========       ========          ========

       TOTAL RETURN                                                      (22.53%)     (12.37%)        (9.57%)+         (21.59%)+
Net assets, end of period (000's)                                      $678,414     $772,559       $680,264          $ 38,267
Ratio of expenses to average net assets                                    0.57%        0.57%          0.55%(A)          0.77%(A)
Ratio of net investment income to average net assets                       1.05%        0.84%          1.08%(A)          1.12%(A)
Portfolio turnover rate                                                       6%           1%             6%(A)             6%(A)

                                                                             LIFESTYLE AGGRESSIVE 1000 TRUST
                                                         --------------------------------------------------------------------------
                                                                                  SERIES I                              SERIES II
                                                         ----------------------------------------------------------   -------------
                                                                        YEARS ENDED DECEMBER 31,                        1/28/2002*
                                                         ----------------------------------------------------------         TO
                                                            2002         2001         2000        1999        1998     12/31/2002
                                                         ---------    ---------    ----------  ---------   ---------  -------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  10.34     $  13.09     $  14.54    $  13.39    $  13.47    $  10.09
Income from investment operations:

       Net investment income                                 0.04         0.04         0.05        0.08        0.07        0.04
       Net realized and unrealized gain (loss) on
       investments and foreign currency transactions        (2.16)       (1.84)       (0.78)       1.77        0.62       (1.91)
                                                         --------     --------     --------    --------    --------    --------
       Total from investment operations                     (2.12)       (1.80)       (0.73)       1.85        0.69       (1.87)
                                                         --------     --------     --------    --------    --------    --------
Less distributions:

       Dividends from net investment income                 (0.04)       (0.04)       (0.05)      (0.08)      (0.07)      (0.04)
       Distributions from capital gains                         -        (0.53)       (0.67)      (0.62)      (0.70)          -
       Return of capital                                    (0.04)       (0.38)           -           -           -       (0.04)
                                                         --------     --------     --------    --------    --------    --------
       Total distributions                                  (0.08)       (0.95)       (0.72)      (0.70)      (0.77)      (0.08)
                                                         --------     --------     --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD                           $   8.14     $  10.34     $  13.09    $  14.54    $  13.39    $   8.14
                                                         ========     ========     ========    ========    ========    ========
       TOTAL RETURN(B)                                     (20.71%)     (13.67%)      (5.11%)     14.61%       4.86%     (18.74%)+
Net assets, end of period (000's)                        $185,893     $187,473     $148,693    $ 93,073    $ 80,525    $ 27,099
Ratio of expenses to average net assets                      0.10%        0.10%       0.075%       0.03%       0.02%       0.10%(A)
Ratio of expenses to average net assets after expense
reductions                                                  0.075%       0.075%        0.05%       0.03%       0.02%      0.075%(A)
Ratio of net investment income (loss) to average net
assets                                                       0.33%        0.29%        0.33%       0.64%       0.48%      (0.05%)(A)
Portfolio turnover rate                                        90%          82%         104%        136%         59%         90%(A)

# Net investment income has been calculated using the average shares method.

*        Commencement of operations

#        Amount is less than $.01 per share.

+        Not Annualized

(A)      Annualized

(B) The total return for the period ended December 31, 2000 for Series I would have been lower, had operating expenses not been reduced

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                           LIFESTYLE GROWTH 820 TRUST
                                                         --------------------------------------------------------------------------
                                                                                   SERIES I                            SERIES II
                                                         --------------------------------------------------------   ---------------
                                                                         YEARS ENDED DECEMBER 31,                     1/28/2002*
                                                         --------------------------------------------------------         TO
                                                            2002        2001        2000        1999       1998       12/31/2002
                                                         ---------   ----------   ---------   ---------  ---------  ---------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  11.25    $   13.59    $  15.18    $  13.78   $  13.77   $    11.06
Income from investment operations:

         Net investment income                               0.14         0.18        0.13        0.23       0.24         0.14
         Net realized and unrealized gain (loss) on
         investments and foreign currency transactions      (1.89)       (1.43)      (0.57)       1.94       0.63        (1.70)
                                                         --------    ---------    --------    --------   --------   ----------
         Total from investment operations                   (1.75)       (1.25)      (0.44)       2.17       0.87        (1.56)
                                                         --------    ---------    --------    --------   --------   ----------
Less distributions:

         Dividends from net investment income               (0.14)       (0.18)      (0.13)      (0.23)     (0.24)       (0.14)
         Distributions from capital gains                   (0.02)       (0.59)      (1.02)      (0.54)     (0.62)       (0.02)
         Return of capital                                  (0.06)       (0.32)          -           -          -        (0.06)
                                                         --------    ---------    --------    --------   --------   ----------
         Total distributions                                (0.22)       (1.09)      (1.15)      (0.77)     (0.86)       (0.22)
                                                         --------    ---------    --------    --------   --------   ----------
NET ASSET VALUE, END OF PERIOD                           $   9.28    $   11.25    $  13.59    $  15.18   $  13.78   $     9.28
                                                         ========    =========    ========    ========   ========   ==========
           TOTAL RETURN(B)                                 (15.84%)      (8.97%)     (3.05%)     16.56%      6.20%       (14.4%)+
Net assets, end of period (000's)                        $765,561    $ 726,548    $545,106    $414,257   $380,309   $  120,949
Ratio of expenses to average net assets                      0.09%        0.09%       0.06%       0.04%      0.02%        0.09%(A)
Ratio of expenses to average net assets after expense
reductions                                                  0.075%       0.075%       0.05%       0.04%      0.02%       0.075%(A)
Ratio of net investment income (loss) to average net
assets                                                       1.24%        1.33%       0.94%       1.73%      1.74%       (0.01%)(A)
Portfolio turnover rate                                       117%          84%        102%        127%        49%         117%(A)

                                                                         LIFESTYLE BALANCED 640 TRUST
                                                         -------------------------------------------------------
                                                                                   SERIES I                            SERIES II
                                                         -------------------------------------------------------     --------------
                                                                         YEARS ENDED DECEMBER 31,                      1/28/2002*
                                                         -------------------------------------------------------           TO
                                                           2002         2001        2000       1999       1998         12/31/2002
                                                         ---------   ----------   ---------  ---------  ---------    --------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  11.82    $   13.53    $  14.24   $  13.49   $  13.56     $    11.72
Income from investment operations:

         Net investment income                               0.29         0.35        0.26       0.39       0.31           0.29
         Net realized and unrealized gain (loss) on
         investments and foreign currency transactions      (1.43)       (1.02)       0.06       1.20       0.47          (1.33)
                                                         --------    ---------    --------   --------   --------     ----------
         Total from investment operations                   (1.14)       (0.67)       0.32       1.59       0.78          (1.04)
                                                         --------    ---------    --------   --------   --------     ----------
Less distributions:

         Dividends from net investment income               (0.29)       (0.35)      (0.26)     (0.39)     (0.31)         (0.29)
         Distributions from capital gains                   (0.04)       (0.69)      (0.77)     (0.45)     (0.54)         (0.04)
         Return on capital                                  (0.05)           -           -          -          -          (0.05)
                                                         --------    ---------    --------   --------   --------     ----------
         Total distributions                                (0.38)       (1.04)      (1.03)     (0.84)     (0.85)         (0.38)
                                                         --------    ---------    --------   --------   --------     ----------
NET ASSET VALUE, END OF PERIOD                           $  10.30    $   11.82    $  13.53   $  14.24   $  13.49     $    10.30
                                                         ========    =========    ========   ========   ========     ==========
         TOTAL RETURN(B)                                    (9.95%)      (4.71%)      2.45%     12.42%      5.72%         (9.18%)+
Net assets, end of period (000's)                        $859,857    $ 745,215    $545,718   $416,706   $377,531     $  164,273
Ratio of expenses to average net assets                      0.09%        0.09%       0.06%      0.03%      0.02%          0.09%(A)
Ratio of expenses to average net assets after expense
reductions                                                  0.075%       0.075%       0.05%      0.03%      0.02%         0.075%(A)
Ratio of net investment income to average net assets         2.48%        2.47%       1.87%      2.93%      2.21%          0.07%(A)
Portfolio turnover rate                                       114%          71%         85%       126%        52%           114%(A)

# Net investment income has been calculated using the average shares method.

*       Commencement of operations

+       Not Annualized

(A)     Annualized

(B) The total return for the years ended 2002, 2001, 2000, 1999 and 1998 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

MANUFACTURERS INVESTMENT TRUST
FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                              LIFESTYLE MODERATE 460 TRUST
                                                         --------------------------------------------------------------------------
                                                                                  SERIES I                              SERIES II
                                                         --------------------------------------------------------     -------------
                                                                          YEARS ENDED DECEMBER 31,                      1/28/2002*
                                                         --------------------------------------------------------           TO
                                                            2002        2001         2000        1999       1998        12/31/2002
                                                         ---------   ----------   ----------  ---------  ---------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.11    $   13.01    $   14.13   $  13.91   $  13.35     $    12.07
Income from investment operations:

           Net investment income                             0.40         0.45         0.58       0.41       0.45           0.40
           Net realized and unrealized gain
           (loss) on investments and foreign
           currency transactions                            (0.88)       (0.61)       (0.07)      0.65       0.84          (0.84)
                                                         --------    ---------    ---------   --------   --------     ----------
           Total from investment operations                 (0.48)       (0.16)        0.51       1.06       1.29          (0.44)
                                                         --------    ---------    ---------   --------   --------     ----------
Less distributions:

           Dividends from net investment income             (0.40)       (0.45)       (0.58)     (0.41)     (0.45)         (0.40)
           Distributions from capital gains                     -        (0.10)       (1.05)     (0.43)     (0.28)             -
           Return of capital                                (0.01)       (0.19)           -                     -          (0.01)
                                                         --------    ---------    ---------   --------   --------     ----------

           Total distributions                              (0.41)       (0.74)       (1.63)     (0.84)     (0.73)         (0.41)
                                                         --------    ---------    ---------   --------   --------     ----------
NET ASSET VALUE, END OF PERIOD                           $  11.22    $   12.11    $   13.01   $  14.13   $  13.91     $    11.22
                                                         ========    =========    =========   ========   ========     ==========
           TOTAL RETURN(B)                                  (4.07%)      (1.09%)       4.26%      7.89%      9.76%         (3.77%)
Net assets, end of period (000's)                        $325,608    $ 245,499    $ 182,038   $167,500   $138,128     $   74,241
Ratio of expenses to average net assets                      0.09%        0.10%       0.075%      0.04%      0.05%          0.09%(A)
Ratio of expenses to average net assets after
expense reductions                                          0.075%       0.075%        0.05%      0.04%      0.05%         0.075%(A)
Ratio of net investment income to average net
assets                                                       3.17%        3.23%        4.37%      2.92%      3.03%          0.19%(A)
Portfolio turnover rate                                       113%          84%          86%       109%        45%           113%(A)

                                                                               LIFESTYLE CONSERVATIVE 280
                                                         --------------------------------------------------------------------------
                                                                               SERIES I                                 SERIES II
                                                         --------------------------------------------------------     -------------
                                                                        YEARS ENDED DECEMBER 31,                        1/28/2002*
                                                         --------------------------------------------------------          TO
                                                           2002        2001         2000        1999       1998        12/31/2002
                                                         ---------   ----------   ----------  ---------  ---------    -------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.94    $   13.17    $   13.15   $  13.53   $  13.01     $    12.93
Income from investment operations:

           Net investment income                             0.39         0.55         0.51       0.60       0.50           0.39
           Net realized and unrealized gain
           (loss) on investments and foreign
           currency transactions                            (0.16)       (0.14)        0.41      (0.05)      0.79          (0.15)
                                                         --------    ---------    ---------   --------   --------     ----------
           Total from investment operations                  0.23         0.41         0.92       0.55       1.29           0.24
                                                         --------    ---------    ---------   --------   --------     ----------
Less distributions:

           Dividends from net investment income             (0.39)       (0.55)       (0.51)     (0.60)     (0.50)         (0.39)
           Distributions from capital gains                 (0.04)       (0.09)       (0.39)     (0.33)     (0.27)         (0.04)
           Return of capital                                (0.02)           -            -          -          -          (0.02)
                                                         --------    ---------    ---------   --------   --------     ----------
           Total distributions                              (0.45)       (0.64)       (0.90)     (0.93)     (0.77)         (0.45)
                                                         --------    ---------    ---------   --------   --------     ----------
NET ASSET VALUE, END OF PERIOD                           $  12.72    $   12.94    $   13.17   $  13.15   $  13.53     $    12.72
                                                         ========    =========    =========   ========   ========     ==========
           TOTAL RETURN(B)                                   1.80%        3.30%        7.62%      4.21%     10.20%          1.83%+
Net assets, end of period (000's)                        $250,656    $ 174,041    $ 105,627   $106,435   $ 78,404     $   47,697
Ratio of expenses to average net assets                      0.09%        0.10%        0.08%      0.03%      0.03%          0.09%(A)
Ratio of expenses to average net assets after
expense reductions                                          0.075%       0.075%        0.05%      0.03%      0.03%         0.075%(A)
Ratio of net investment income to average net
assets                                                       2.62%        3.82%        4.00%      4.40%      2.98%          0.25%(A)
Portfolio turnover rate                                        69%          38%          53%        93%        32%            69%(A)

*    Commencement of operations

+    Not Annualized

(A)  Annualized

(B) The total return for the years ended 2002, 2001, 2000, 1999 and 1998 for Series I and for the period ended December 31, 2002 for Series II would have been lower, had operating expenses not been reduced.

ADDITIONAL INFORMATION

     Additional information about the Trust's investments is available in the Trust's annual and semi-annual reports to shareholders. The Trust's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Trust's performance during its last fiscal year.

     Additional information about the Trust is also contained in the Statement of Additional Information dated the same date as this Prospectus. The Statement of Additional Information is incorporated by reference into this Prospectus. The annual and semi-annual reports, the Statement of Additional Information and other information about the Trust are available upon request and without charge by writing the Trust at 73 Tremont Street, Boston, MA 02108 or calling the Trust at (800) 344-1029. Shareholder inquiries should also be directed to this address and phone number.

     Information about the Trust (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission ("SEC") at 1-202-942-8090. Reports and other information about the Trust are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section in Washington D.C. 20549-0102.

The Trust's Investment Company and 1933 Act File Numbers are 811-4146 and
2-94157

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